UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05188

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	06-30-2010

ITEM 1. REPORTS TO STOCKHOLDERS.

Semiannual Report
June 30, 2010

American Century Investments®

VP Income & Growth Fund

Market Perspective	2
U.S. Stock Index Returns	2

VP Income & Growth

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Five Largest Overweights	7
Five Largest Underweights.	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24

Other Information

Proxy Voting Results	27
Board Approval of Management Agreements	28
Additional Information	34
Index Definitions	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

The U.S. stock market posted negative returns for the six months ended June 30, 2010, with the bulk of the decline occurring over the last two months of the period as investor sentiment shifted dramatically.

Stocks began 2010 on a positive note, gaining ground in the first four months of the year and extending the broad market rally that began in March 2009. Investors cheered the improving U.S. economy, which appeared to remain on a gradual path to recovery following the severe recession in late 2008 and early 2009. Emerging evidence of recovery included increased manufacturing activity, a pickup in consumer spending, and signs of stabilization in the housing sector. In addition, corporate earnings continued to exceed expectations as many companies were able to boost profit margins thanks to aggressive cost-cutting measures.

However, market conditions changed abruptly toward the end of April as persistent worries about sovereign debt problems in Europe and questions about the sustainability of the domestic economic recovery (validated to some degree by weaker economic data late in the period) weighed on investor confidence. Consequently, the equity market peaked in late April and then reversed direction in May and June. In addition, market volatility increased dramatically—the S&P 500 Index moved up or down by more than 1% on nearly half of the trading days in the second quarter of 2010.

The decline over the last two months of the period erased the market’s gains from earlier in the year, resulting in negative returns overall for the six-month period. Although stocks fell across the board in the first half of 2010 (see the table below), small-cap stocks held up the best, while large-cap shares suffered the biggest losses. Meanwhile, value issues outperformed their growth-oriented counterparts across all market capitalizations. The financials sector, which is by far the heaviest sector weighting in most value indices, was among the better-performing sectors in the stock market during the six-month period. In contrast, most growth indices are dominated by the information technology sector, which was one of the weaker-performing sectors in the market.

U.S. Stock Index Returns
For the six months ended June 30, 2010*
Russell 1000 Index (Large-Cap)	–6.40%	Russell 2000 Index (Small-Cap)	–1.95%
Russell 1000 Value Index	–5.12%	Russell 2000 Value Index	–1.64%
Russell 1000 Growth Index	–7.65%	Russell 2000 Growth Index	–2.31%
Russell Midcap Index	–2.06%	*Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	–0.88%
Russell Midcap Growth Index	–3.31%

2

Performance

VP Income & Growth

Total Returns as of June 30, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year	5 years	10 years	Inception	Date
Class I	AVGIX	-6.38%	11.78%	-2.49%	-1.20%	2.57%	10/30/97
S&P 500 Index	—	-6.65%	14.43%	-0.79%	-1.59%	2.72%(2)	—
Class II	AVPGX	-6.49%	11.51%	-2.72%	—	0.63%	5/1/02
Class III	AIGTX	-6.38%	11.78%	-2.49%	—	2.15%	6/26/02
(1)	Total returns for periods less than one year are not annualized.
(2)	Since October 31, 1997, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

VP Income & Growth

Total Annual Fund Operating Expenses
Class I	Class II	Class III
0.70%	0.95%	0.70%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

VP Income & Growth

Portfolio Managers: Kurt Borgwardt, Zili Zhang, and Lynette Pang

On March 31, 2010, VP Income & Growth portfolio manager John Schniedwind, who was also chief investment officer for quantitative equity, retired from American Century Investments after 27 years with the firm. Kurt Borgwardt, Zili Zhang, and Lynette Pang remain as portfolio managers for VP Income & Growth.

Performance Summary

VP Income & Growth returned –6.38%* for the first half of 2010, compared with the –6.65% return of its benchmark, the S&P 500 Index.

VP Income & Growth declined during the six-month period, reflecting the broad pullback in the U.S. equity market, but it held up slightly better than the S&P 500. The fund’s tilt toward value contributed favorably to performance versus the index as value stocks outpaced growth issues during the period. However, individual stock selection was the main factor behind the fund’s overall outperformance of the benchmark.

Consumer Sectors Outperformed

Stock selection was most successful in the consumer discretionary and consumer staples sectors, which were the only two sectors of the portfolio to post positive returns during the six-month period. Stock choices among specialty retailers and internet retailers delivered the bulk of the outperformance in the consumer discretionary sector. The top contributor in this sector was discount clothing retailer Ross Stores, which enjoyed strong same-store sales increases and raised its earnings projections for 2010. Another strong performer was online movie rental firm Netflix, which reported healthy subscriber growth and generated better-than-expected earnings amid increased customer usage of streaming video.

In the consumer staples sector, an overweight position in food products makers and stock selection among food and staples retailers contributed the most to outperformance. Food producer Del Monte Foods was the best contributor in this sector; the company consistently exceeded earnings expectations and raised its dividend as cost-cutting measures boosted profit margins. Other top contributors in this sector included cosmetics maker Estee Lauder, which benefited from robust sales in Asia, and beverage maker Dr Pepper Snapple Group, which got a lift from improving juice sales.

Materials Also Added Value

VP Income & Growth’s holdings in the materials sector—the worst-performing sector in the S&P 500—also contributed to the fund’s overall outperformance of the index. Virtually all of the performance in this sector resulted from stock selection in the chemicals industry, and two companies in particular stood out. One of these was specialty chemicals producer Ashland, where aggressive cost-reduction efforts and contributions from a recent acquisition provided a strong boost to the company’s earnings.

*All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.

5

VP Income & Growth

The other company was agricultural products maker Monsanto, which was an underweight position in the portfolio throughout the period. Monsanto fell sharply during the period as the company faced intense price competition in its Roundup herbicide business, as well as tepid demand for its new enhanced seed products, that weighed on earnings.

Technology and Financials Detracted

The portfolio’s holdings in the information technology and financials sectors underperformed their counterparts in the S&P 500. Stock selection in the computer hardware industry was entirely responsible for the underper-formance in the information technology sector. Disk-drive makers Western Digital and Seagate Technology were notable detractors as lower prices in the disk-drive industry resulting from a supply and demand imbalance weighed on their stock prices. An underweight position in consumer electronics maker Apple also hurt relative results as the company continued to deliver robust earnings and benefited from the successful introduction of its iPad tablet computer.

Underperformance in the financials sector was driven by stock selection among diversified financial services companies and an underweight position in real estate investment trusts. One of the biggest detractors was financial services giant Bank of America, which tumbled amid uncertainty regarding the impact of the pending financial reform legislation wending its way through Congress.

The portfolio’s health care holdings also detracted from performance versus the index, weighed down by lagging results from health care providers. The most significant detractor was health services provider Coventry Health Care, which reported solid earnings during the six-month period but fell victim to concerns about the impact of the federal government’s health care reform legislation. Another noteworthy decliner in the health care sector was drug maker Pfizer, which reported disappointing earnings and suffered setbacks in the approval of some of its developing medications.

A Look Ahead

The market environment has grown increasingly choppy in recent months, reflecting greater uncertainty about the resilience of the economic recovery. Although most businesses weathered the 2008 recession relatively well, stubbornly high unemployment suggests that the corporate sector is not yet confident enough in the strength of the recovery to expand payrolls. This economic uncertainty—and the stock market volatility that often accompanies it—is likely to continue as we move into the second half of 2010.

The quantitative investment process we use to manage VP Income & Growth has a framework that is objective, disciplined, and systematic—in other words, it avoids getting caught up in the fads and emotions that can drive short-term market movements. We believe that this approach will produce superior relative performance over the long term.

6

VP Income & Growth

Top Ten Holdings
		% of net assets as of 6/30/10
Exxon Mobil Corp.		3.5%
International Business Machines Corp.		2.6%
Johnson & Johnson		2.6%
Chevron Corp.		2.2%
JPMorgan Chase & Co.		2.2%
AT&T, Inc.		2.1%
Bank of America Corp.		1.9%
Intel Corp.		1.9%
Procter & Gamble Co. (The)		1.9%
Microsoft Corp.		1.9%

Five Largest Overweights as of June 30, 2010
	% of net assets	% of S&P 500 Index
Eli Lilly & Co.	1.41%	0.36%
Constellation Energy Group, Inc.	1.00%	0.07%
Amgen, Inc.	1.47%	0.54%
Prudential Financial, Inc.	1.18%	0.27%
International Business Machines Corp.	2.60%	1.70%

Five Largest Underweights as of June 30, 2010
	% of net assets	% of S&P 500 Index
Merck & Co., Inc.	0.08%	1.17%
Berkshire Hathaway, Inc., Class B	0.34%	1.42%
PepsiCo, Inc.	—	1.05%
Coca-Cola Co. (The)	0.23%	1.24%
Apple, Inc.	1.63%	2.46%

Types of Investments in Portfolio
		% of net assets as of 6/30/10
Common Stocks		99.6%
Temporary Cash Investments		0.4%
Other Assets and Liabilities		—(1)
(1) Category is less than 0.05% of total net assets.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/10	6/30/10	1/1/10 – 6/30/10	Expense Ratio*
Actual
Class I	$1,000	$936.20	$3.41	0.71%
Class II	$1,000	$935.10	$4.61	0.96%
Class III	$1,000	$936.20	$3.41	0.71%
Hypothetical
Class I	$1,000	$1,021.27	$3.56	0.71%
Class II	$1,000	$1,020.03	$4.81	0.96%
Class III	$1,000	$1,021.27	$3.56	0.71%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

VP Income & Growth

JUNE 30, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 99.6%			CHEMICALS — 2.4%
AEROSPACE & DEFENSE — 1.6%			Ashland, Inc.	42,220	$ 1,959,852
Cubic Corp.	2,772	$ 100,845	Cytec Industries, Inc.	2,467	98,655
General Dynamics Corp.	1,690	98,966	E.I. du Pont de Nemours & Co.	60,144	2,080,381
Honeywell International, Inc.	13,229	516,328	Huntsman Corp.	14,882	129,027
Lockheed Martin Corp.	1,959	145,946	Lubrizol Corp.	1,464	117,574
Northrop Grumman Corp.	42,348	2,305,425	Minerals Technologies, Inc.	3,711	176,421
			OM Group, Inc.(1)	21,497	512,918
Raytheon Co.	11,982	579,809
		3,747,319	Valspar Corp.	12,471	375,627
AIR FREIGHT & LOGISTICS — 0.4%					5,450,455
FedEx Corp.	4,976	348,867	COMMERCIAL BANKS — 3.1%
United Parcel Service, Inc.,			BB&T Corp.	5,731	150,783
Class B	11,458	651,846	Canadian Imperial
		1,000,713	Bank of Commerce	401	24,954
AUTO COMPONENTS — 0.2%			CapitalSource, Inc.	51,637	245,792
Goodyear Tire &			Cullen/Frost Bankers, Inc.	1,580	81,212
Rubber Co. (The)(1)	4,331	43,050	Fifth Third Bancorp.	27,729	340,789
TRW Automotive			First Horizon National Corp.(1)	91	1,041
Holdings Corp.(1)	17,430	480,545	PNC Financial Services
		523,595	Group, Inc.	2,645	149,443
AUTOMOBILES — 0.2%			Regions Financial Corp.	15,666	103,082
Ford Motor Co.(1)	55,414	558,573	SunTrust Banks, Inc.	2,446	56,992
BEVERAGES — 1.4%			Toronto-Dominion Bank (The)	26,699	1,733,032
Coca-Cola Co. (The)	10,374	519,945	U.S. Bancorp.	76,784	1,716,122
Coca-Cola Enterprises, Inc.	19,298	499,046	Wells Fargo & Co.	87,618	2,243,021
Dr Pepper Snapple Group, Inc.	55,339	2,069,125	Westamerica Bancorp.	3,117	163,705
		3,088,116			7,009,968
BIOTECHNOLOGY — 2.4%			COMMERCIAL SERVICES & SUPPLIES — 0.7%
Amgen, Inc.(1)	63,673	3,349,200	R.R. Donnelley & Sons Co.	83,847	1,372,576
Biogen Idec, Inc.(1)	6,925	328,591	Republic Services, Inc.	11,114	330,419
Cephalon, Inc.(1)	22,877	1,298,270			1,702,995
Cubist Pharmaceuticals, Inc.(1)	17,279	355,947	COMMUNICATIONS EQUIPMENT — 0.9%
			Arris Group, Inc.(1)	31,295	318,896
Talecris Biotherapeutics Holdings
Corp.(1)	11,887	250,816	Cisco Systems, Inc.(1)	59,708	1,272,378
		5,582,824	CommScope, Inc.(1)	11,216	266,604
CAPITAL MARKETS — 1.9%			Motorola, Inc.(1)	15,469	100,858
Apollo Investment Corp.	62,257	580,858			1,958,736
Bank of New York			COMPUTERS & PERIPHERALS — 5.5%
Mellon Corp. (The)	31,474	777,093	Apple, Inc.(1)	14,794	3,721,135
BlackRock, Inc.	1,503	215,530	EMC Corp.(1)	34,477	630,929
Goldman Sachs
Group, Inc. (The)	11,641	1,528,114	Hewlett-Packard Co.	82,102	3,553,375
			SanDisk Corp.(1)	26,727	1,124,405
Investment Technology
Group, Inc.(1)	3,132	50,300	Seagate Technology(1)	113,409	1,478,853
Legg Mason, Inc.	41,941	1,175,606	Synaptics, Inc.(1)	4,440	122,100
		4,327,501	Western Digital Corp.(1)	60,670	1,829,807
					12,460,604

10

VP Income & Growth

	Shares	Value		Shares	Value
CONSTRUCTION & ENGINEERING — 1.3%			ENERGY EQUIPMENT & SERVICES — 0.6%
EMCOR Group, Inc.(1)	80,408	$ 1,863,053	Complete Production
			Services, Inc.(1)	22,560	$ 322,608
Shaw Group, Inc. (The)(1)	28,939	990,293
		2,853,346	National Oilwell Varco, Inc.	12,957	428,488
CONSUMER FINANCE — 0.7%			Transocean Ltd.(1)	15,602	722,841
American Express Co.	24,319	965,465			1,473,937
AmeriCredit Corp.(1)	34,132	621,885	FOOD & STAPLES RETAILING — 1.0%
Cash America International, Inc.	2,064	70,733	SUPERVALU, INC.	6,033	65,398
		1,658,083	Wal-Mart Stores, Inc.	47,877	2,301,447
CONTAINERS & PACKAGING — 0.1%					2,366,845
Graphic Packaging Holding Co.(1)	72,573	228,605	FOOD PRODUCTS — 3.7%
DIVERSIFIED CONSUMER SERVICES — 0.1%			ConAgra Foods, Inc.	2,121	49,462
Apollo Group, Inc., Class A(1)	899	38,180	Corn Products International, Inc.	7,996	242,279
			Del Monte Foods Co.	131,179	1,887,666
Corinthian Colleges, Inc.(1)	9,282	91,428
			Dole Food Co., Inc.(1)	27,167	283,352
		129,608
			Fresh Del Monte Produce, Inc.(1)	1,409	28,518
DIVERSIFIED FINANCIAL SERVICES — 4.5%
Bank of America Corp.	307,768	4,422,626	General Mills, Inc.	40,602	1,442,183
Citigroup, Inc.(1)	178,176	669,942	Hershey Co. (The)	9,872	473,165
CME Group, Inc.	520	146,406	Kraft Foods, Inc., Class A	27,056	757,568
JPMorgan Chase & Co.	134,200	4,913,062	Sara Lee Corp.	118,848	1,675,757
		10,152,036	Tyson Foods, Inc., Class A	100,194	1,642,179
DIVERSIFIED TELECOMMUNICATION					8,482,129
SERVICES — 3.9%			GAS UTILITIES — 0.2%
AT&T, Inc.	194,287	4,699,803	Nicor, Inc.	12,033	487,336
Qwest Communications			HEALTH CARE EQUIPMENT & SUPPLIES — 1.6%
International, Inc.	124,977	656,129	Becton, Dickinson & Co.	30,511	2,063,154
Verizon Communications, Inc.	129,351	3,624,415	Hill-Rom Holdings, Inc.	23,942	728,555
		8,980,347	Medtronic, Inc.	22,955	832,578
ELECTRIC UTILITIES — 1.0%					3,624,287
Entergy Corp.	4,019	287,841	HEALTH CARE PROVIDERS & SERVICES — 1.8%
Exelon Corp.	18,592	705,938	Cardinal Health, Inc.	4,087	137,364
NextEra Energy, Inc.	22,682	1,105,975	Centene Corp.(1)	11,247	241,811
PPL Corp.	3,874	96,656	Coventry Health Care, Inc.(1)	41,902	740,827
		2,196,410	Humana, Inc.(1)	29,046	1,326,531
ELECTRICAL EQUIPMENT — 0.4%			WellPoint, Inc.(1)	35,238	1,724,195
Brady Corp., Class A	2,381	59,334			4,170,728
Emerson Electric Co.	17,837	779,299	HOTELS, RESTAURANTS & LEISURE — 1.2%
General Cable Corp.(1)	3,995	106,467	McDonald’s Corp.	31,755	2,091,702
		945,100	Starbucks Corp.	17,395	422,698
ELECTRONIC EQUIPMENT, INSTRUMENTS &			Wyndham Worldwide Corp.	6,373	128,352
COMPONENTS — 0.9%					2,642,752
Anixter International, Inc.(1)	7,672	326,827
			HOUSEHOLD DURABLES — 0.7%
Celestica, Inc.(1)	157,034	1,265,694	American Greetings Corp.,
Tech Data Corp.(1)	13,890	494,762	Class A	17,040	319,670
Tyco Electronics Ltd.	2,162	54,872	Blyth, Inc.	1,030	35,092
		2,142,155

11

VP Income & Growth

	Shares	Value		Shares	Value
Garmin Ltd.	5,067	$ 147,855	Automatic Data Processing, Inc.	35,218	$ 1,417,877
Whirlpool Corp.	12,229	1,073,951	Computer Sciences Corp.	25,889	1,171,477
		1,576,568	Convergys Corp.(1)	52,553	515,545
HOUSEHOLD PRODUCTS — 3.0%			International Business
Kimberly-Clark Corp.	39,803	2,413,256	Machines Corp.	48,150	5,945,562
Procter & Gamble Co. (The)	72,134	4,326,597			10,822,969
		6,739,853	LEISURE EQUIPMENT & PRODUCTS — 0.1%
INDEPENDENT POWER PRODUCERS &			Eastman Kodak Co.(1)	44,620	193,651
ENERGY TRADERS — 1.0%			MACHINERY — 2.6%
Constellation Energy Group, Inc.	70,723	2,280,817	Briggs & Stratton Corp.	13,700	233,174
INDUSTRIAL CONGLOMERATES — 1.7%			Caterpillar, Inc.	20,402	1,225,548
3M Co.	8,764	692,268	Cummins, Inc.	4,736	308,456
Carlisle Cos., Inc.	24,627	889,773	Eaton Corp.	18,894	1,236,423
General Electric Co.	156,256	2,253,212	Mueller Industries, Inc.	5,930	145,878
		3,835,253	Oshkosh Corp.(1)	42,538	1,325,484
INSURANCE — 4.9%			Parker-Hannifin Corp.	15,378	852,864
ACE Ltd.	32,320	1,663,834	Timken Co.	23,041	598,836
Allied World Assurance Co.					5,926,663
Holdings Ltd.	3,074	139,498	MEDIA — 2.6%
Allstate Corp. (The)	2,465	70,819	Comcast Corp., Class A	101,704	1,766,598
American Financial Group, Inc.	55,936	1,528,172	Gannett Co., Inc.	63,217	850,901
Arch Capital Group Ltd.(1)	2,902	216,199
			Scholastic Corp.	11,335	273,400
Aspen Insurance Holdings Ltd.	39,330	973,024	Time Warner, Inc.	88,124	2,547,665
Berkshire Hathaway, Inc.,			Walt Disney Co. (The)	14,734	464,121
Class B(1)	9,750	776,978
Endurance Specialty					5,902,685
Holdings Ltd.	6,972	261,659	METALS & MINING — 1.2%
Hartford Financial Services			Freeport-McMoRan
Group, Inc. (The)	3,729	82,523	Copper & Gold, Inc.	30,107	1,780,227
Horace Mann Educators Corp.	9,215	140,990	Kinross Gold Corp.
Loews Corp.	1,388	46,234	New York Shares	2,568	43,887
MetLife, Inc.	1,682	63,512	Reliance Steel & Aluminum Co.	16,545	598,102
Principal Financial Group, Inc.	79,466	1,862,683	Worthington Industries, Inc.	21,618	278,007
Protective Life Corp.	4,859	103,934			2,700,223
Prudential Financial, Inc.	50,207	2,694,108	MULTILINE RETAIL — 0.6%
			Big Lots, Inc.(1)	8,057	258,549
Reinsurance Group of
America, Inc.	1,720	78,621	Dillard’s, Inc., Class A	20,008	430,172
Sun Life Financial, Inc.	18,859	496,180	Dollar Tree, Inc.(1)	5,819	242,224
Transatlantic Holdings, Inc.	1,869	89,637	Family Dollar Stores, Inc.	10,638	400,947
		11,288,605	Macy’s, Inc.	2,698	48,294
INTERNET SOFTWARE & SERVICES — 1.1%					1,380,186
AOL, Inc.(1)	21,291	442,640	MULTI-UTILITIES — 1.5%
EarthLink, Inc.	39,952	318,018	DTE Energy Co.	29,680	1,353,705
Google, Inc., Class A(1)	3,920	1,744,204	Integrys Energy Group, Inc.	43,353	1,896,260
		2,504,862	NiSource, Inc.	11,139	161,515
IT SERVICES — 4.7%					3,411,480
Accenture plc, Class A	42,886	1,657,544	OFFICE ELECTRONICS — 0.1%
Acxiom Corp.(1)	7,826	114,964	Xerox Corp.	35,432	284,873

12

VP Income & Growth

	Shares	Value		Shares	Value
OIL, GAS & CONSUMABLE FUELS — 9.8%			Maxim Integrated Products, Inc.	14,568	$ 243,723
Chevron Corp.	75,378	$ 5,115,151	Micron Technology, Inc.(1)	125,311	1,063,890
ConocoPhillips	68,305	3,353,092	RF Micro Devices, Inc.(1)	76,237	298,087
Exxon Mobil Corp.	140,825	8,036,883	Texas Instruments, Inc.	51,663	1,202,715
Hess Corp.	9,705	488,550			8,119,249
Murphy Oil Corp.	33,461	1,657,993	SOFTWARE — 3.3%
Occidental Petroleum Corp.	46,487	3,586,472	ACI Worldwide, Inc.(1)	9,998	194,661
Williams Cos., Inc. (The)	11,797	215,649	Fair Isaac Corp.	3,950	86,071
		22,453,790	Mentor Graphics Corp.(1)	1,161	10,275
PAPER & FOREST PRODUCTS — 0.3%			Microsoft Corp.	187,142	4,306,137
Domtar Corp.	3,988	196,010	Oracle Corp.	69,214	1,485,333
International Paper Co.	18,716	423,543	Symantec Corp.(1)	65,381	907,488
		619,553	Synopsys, Inc.(1)	22,066	460,517
PERSONAL PRODUCTS — 0.4%					7,450,482
Estee Lauder Cos., Inc. (The),			SPECIALTY RETAIL — 2.5%
Class A	16,700	930,691
			AnnTaylor Stores Corp.(1)	4,914	79,951
PHARMACEUTICALS — 7.4%
Bristol-Myers Squibb Co.	124,737	3,110,941	Barnes & Noble, Inc.	17,280	222,912
Eli Lilly & Co.	95,811	3,209,668	Gap, Inc. (The)	106,323	2,069,045
Endo Pharmaceuticals			Home Depot, Inc. (The)	8,486	238,202
Holdings, Inc.(1)	16,552	361,165	OfficeMax, Inc.(1)	5,311	69,362
Forest Laboratories, Inc.(1)	10,940	300,084	Rent-A-Center, Inc.(1)	56,533	1,145,358
Johnson & Johnson	99,205	5,859,047	Ross Stores, Inc.	23,851	1,271,020
King Pharmaceuticals, Inc.(1)	27,635	209,750	Williams-Sonoma, Inc.	27,334	678,430
Merck & Co., Inc.	5,402	188,908			5,774,280
Pfizer, Inc.	259,401	3,699,058	TEXTILES, APPAREL & LUXURY GOODS — 0.5%
		16,938,621	Jones Apparel Group, Inc.	56,022	887,949
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.6%			Timberland Co. (The), Class A(1)	8,736	141,086
CBL & Associates Properties, Inc.	9,740	121,166			1,029,035
Duke Realty Corp.	6,608	75,001	THRIFTS & MORTGAGE FINANCE(2)
Public Storage	6,353	558,492	Ocwen Financial Corp.(1)	7,668	78,137
Simon Property Group, Inc.	7,755	626,216	TOBACCO — 1.1%
Vornado Realty Trust	103	7,514	Philip Morris International, Inc.	12,588	577,034
		1,388,389	Reynolds American, Inc.	35,202	1,834,728
ROAD & RAIL — 0.5%					2,411,762
CSX Corp.	21,330	1,058,608	WIRELESS TELECOMMUNICATION SERVICES — 0.1%
SEMICONDUCTORS & SEMICONDUCTOR			Sprint Nextel Corp.(1)	78,776	334,010
EQUIPMENT — 3.6%			TOTAL COMMON STOCKS
Broadcom Corp., Class A	4,899	161,520	(Cost $217,849,435)		227,380,398
Integrated Device
Technology, Inc.(1)	13,340	66,033
Intel Corp.	226,934	4,413,866
LSI Corp.(1)	145,525	669,415

13

VP Income & Growth

	Shares	Value	Notes to Schedule of Investments
Temporary Cash Investments — 0.4%			(1)	Non-income producing.
JPMorgan U.S. Treasury			(2)	Category is less than 0.05% of total net assets.
Plus Money Market Fund
Agency Shares	29,122	$ 29,122
Repurchase Agreement, Goldman Sachs			See Notes to Financial Statements.
Group, Inc., (collateralized by various
U.S. Treasury obligations, 2.75%, 7/31/10,
valued at $917,875), in a joint trading
account at 0.01%, dated 6/30/10,
due 7/1/10 (Delivery value $900,000)		900,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $929,122)		929,122
TOTAL INVESTMENT
SECURITIES — 100.0%
(Cost $218,778,557)		228,309,520
OTHER ASSETS AND LIABILITIES(2)		(49,673)
TOTAL NET ASSETS — 100.0%		$228,259,847

14

Statement of Assets and Liabilities

JUNE 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $218,778,557)			$228,309,520
Receivable for capital shares sold			39,535
Dividends and interest receivable			291,424
			228,640,479

Liabilities
Payable for capital shares redeemed			238,454
Accrued management fees			139,306
Distribution fees payable			2,872
			380,632

Net Assets			$228,259,847

Net Assets Consist of:
Capital (par value and paid-in surplus)			$306,997,248
Accumulated net investment loss			(23,553)
Accumulated net realized loss on investment transactions			(88,244,811)
Net unrealized appreciation on investments			9,530,963
			$228,259,847

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$212,091,366	42,397,497	$5.00
Class II, $0.01 Par Value	$13,237,787	2,645,191	$5.00
Class III, $0.01 Par Value	$2,930,694	585,808	$5.00

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $6,321)	$ 2,722,002
Interest	7,751
2,729,753

Expenses:
Management fees	895,108
Distribution fees — Class II	18,190
Directors’ fees and expenses	3,663
Other expenses	22,179
939,140

Net investment income (loss)	1,790,613

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	7,605,776
Futures contract transactions	54,002
7,659,778

Change in net unrealized appreciation (depreciation) on investments	(24,391,910)

Net realized and unrealized gain (loss)	(16,732,132)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,941,519)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 1,790,613	$ 4,778,867
Net realized gain (loss)	7,659,778	(42,920,403)
Change in net unrealized appreciation (depreciation)	(24,391,910)	77,540,078
Net increase (decrease) in net assets resulting from operations	(14,941,519)	39,398,542

Distributions to Shareholders
From net investment income:
Class I	(1,759,662)	(11,010,568)
Class II	(90,728)	(576,303)
Class III	(23,788)	(134,815)
Decrease in net assets from distributions	(1,874,178)	(11,721,686)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(16,295,704)	(28,726,221)

Redemption Fees
Increase in net assets from redemption fees	259	567

Net increase (decrease) in net assets	(33,111,142)	(1,048,798)

Net Assets
Beginning of period	261,370,989	262,419,787
End of period	$228,259,847	$261,370,989

Accumulated undistributed net investment income (loss)	$(23,553)	$60,012

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue Class I, Class II and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

18

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2009, the fund had accumulated capital losses of $(85,971,201), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(33,351,678) and $(52,619,523) expire in 2016 and 2017, respectively.

The fund has elected to treat $(379,568) of net capital losses incurred in the two-month period ended December 31, 2009, as having been incurred in the following fiscal year for federal income tax purposes.

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

19

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of the fund ranges from 0.65% to 0.70% for Class I, Class II and Class III. The effective annual management fee for each class for the six months ended June 30, 2010 was 0.70%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2010, were $75,996,863 and $91,405,585 respectively.

As of June 30, 2010, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$227,122,113
Gross tax appreciation of investments	$ 22,096,820
Gross tax depreciation of investments	(20,909,413)
Net tax appreciation (depreciation) of investments	$ 1,187,407

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	1,334,325	$ 7,297,874	2,662,082	$ 12,250,101
Issued in reinvestment of distributions	318,613	1,759,662	2,752,869	11,010,568
Redeemed	(4,514,571)	(24,755,221)	(10,966,102)	(50,738,660)
	(2,861,633)	(15,697,685)	(5,551,151)	(27,477,991)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	191,931	1,047,822	375,445	1,760,514
Issued in reinvestment of distributions	16,428	90,728	144,662	576,303
Redeemed	(260,054)	(1,425,574)	(786,135)	(3,611,604)
	(51,695)	(287,024)	(266,028)	(1,274,787)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	50,839	285,190	155,550	773,484
Issued in reinvestment of distributions	4,310	23,788	33,500	134,815
Redeemed	(111,021)	(619,973)	(196,583)	(881,742)
	(55,872)	(310,995)	(7,533)	26,557
Net increase (decrease)	(2,969,200)	$(16,295,704)	(5,824,712)	$(28,726,221)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of June 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$227,380,398	—	—
Temporary Cash Investments	29,122	$900,000	—
Total Value of Investment Securities	$227,409,520	$900,000	—

21

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any equity price risk derivative instruments disclosed on the Statement of Assets and Liabilities. For the six months ended June 30, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $54,002 in net realized gain (loss) on futures contract transactions.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended June 30, 2010, the fund did not utilize the program.

22

8. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund will be managed until a new agreement is approved by fund shareholders. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

23

Financial Highlights

VP Income & Growth

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.38	$4.82	$8.46	$8.63	$7.51	$7.32
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.04	0.09	0.12	0.12	0.14	0.13
Net Realized and
Unrealized Gain (Loss)	(0.38)	0.70	(2.77)	(0.13)	1.12	0.20
Total From
Investment Operations	(0.34)	0.79	(2.65)	(0.01)	1.26	0.33
Distributions
From Net
Investment Income	(0.04)	(0.23)	(0.14)	(0.16)	(0.14)	(0.14)
From Net
Realized Gains	—	—	(0.85)	—	—	—
Total Distributions	(0.04)	(0.23)	(0.99)	(0.16)	(0.14)	(0.14)
Net Asset Value,
End of Period	$5.00	$5.38	$4.82	$8.46	$8.63	$7.51

Total Return(3)	(6.38)%	18.10%	(34.59)%	(0.07)%	17.09%	4.63%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.71%(4)	0.70%	0.70%	0.71%	0.70%	0.70%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.43%(4)	1.98%	1.86%	1.39%	1.75%	1.81%
Portfolio Turnover Rate	30%	46%	57%	54%	63%	76%
Net Assets, End of Period
(in thousands)	$212,091	$243,409	$245,028	$481,304	$615,658	$772,330
(1)	Six months ended June 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized

See Notes to Financial Statements.

24

VP Income & Growth

Class II
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.38	$4.81	$8.44	$8.62	$7.50	$7.30
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.03	0.08	0.10	0.10	0.12	0.11
Net Realized and
Unrealized Gain (Loss)	(0.38)	0.70	(2.76)	(0.14)	1.12	0.22
Total From
Investment Operations	(0.35)	0.78	(2.66)	(0.04)	1.24	0.33
Distributions
From Net
Investment Income	(0.03)	(0.21)	(0.12)	(0.14)	(0.12)	(0.13)
From Net
Realized Gains	—	—	(0.85)	—	—	—
Total Distributions	(0.03)	(0.21)	(0.97)	(0.14)	(0.12)	(0.13)
Net Asset Value,
End of Period	$5.00	$5.38	$4.81	$8.44	$8.62	$7.50

Total Return(3)	(6.49)%	17.77%	(34.73)%	(0.43)%	16.81%	4.52%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.96%(4)	0.95%	0.95%	0.96%	0.95%	0.95%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.18%(4)	1.73%	1.61%	1.14%	1.50%	1.56%
Portfolio Turnover Rate	30%	46%	57%	54%	63%	76%
Net Assets, End of Period
(in thousands)	$13,238	$14,511	$14,261	$25,158	$27,778	$27,857
(1)	Six months ended June 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized

See Notes to Financial Statements.

25

VP Income & Growth

Class III
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.38	$4.82	$8.46	$8.63	$7.51	$7.32
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.04	0.09	0.12	0.12	0.13	0.13
Net Realized and
Unrealized Gain (Loss)	(0.38)	0.70	(2.77)	(0.13)	1.13	0.20
Total From
Investment Operations	(0.34)	0.79	(2.65)	(0.01)	1.26	0.33
Distributions
From Net
Investment Income	(0.04)	(0.23)	(0.14)	(0.16)	(0.14)	(0.14)
From Net
Realized Gains	—	—	(0.85)	—	—	—
Total Distributions	(0.04)	(0.23)	(0.99)	(0.16)	(0.14)	(0.14)
Net Asset Value,
End of Period	$5.00	$5.38	$4.82	$8.46	$8.63	$7.51

Total Return(3)	(6.38)%	18.10%	(34.59)%	(0.07)%	17.09%	4.63%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.71%(4)	0.70%	0.70%	0.71%	0.70%	0.70%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.43%(4)	1.98%	1.86%	1.39%	1.75%	1.81%
Portfolio Turnover Rate	30%	46%	57%	54%	63%	76%
Net Assets, End of Period
(in thousands)	$2,931	$3,451	$3,131	$7,222	$9,838	$5,601
(1)	Six months ended June 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized

See Notes to Financial Statements.

26

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Variable Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.):

John R. Whitten	For:	2,509,343,092
	Withhold:	137,098,251
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Class I, Class II, and Class III	For:	204,378,640
	Against:	10,157,345
	Abstain:	15,115,205
	Broker Non-Vote:	0

27

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Agreement at a meeting held on June 16, 2010.

The Interim Agreement and the Current Agreement are substantially identical to the Prior Agreement except for their effective dates and the termination provisions of the Interim Agreement. Under the Current Agreement, the Advisor will provide the same services as provided by the Advisor, be subject to the same duties, and receive the same compensation rate as under the Prior Agreement.

Basis for Board Approval of Interim Agreement

In considering the approval of the Interim Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

28

In evaluating the Interim Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisorand certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

29

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Current Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

30

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

31

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

32

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

33

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

34

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

35

Notes

36

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1008
CL-SAN-68988

Semiannual Report
June 30, 2010

American Century Investments®

VP VistaSM Fund

Market Perspective	2
U.S. Stock Index Returns	2

VP Vista

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	21

Other Information

Proxy Voting Results	23
Board Approval of Management Agreements	24
Additional Information	30
Index Definitions	31

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

The U.S. stock market posted negative returns for the six months ended June 30, 2010, with the bulk of the decline occurring over the last two months of the period as investor sentiment shifted dramatically.

Stocks began 2010 on a positive note, gaining ground in the first four months of the year and extending the broad market rally that began in March 2009. Investors cheered the improving U.S. economy, which appeared to remain on a gradual path to recovery following the severe recession in late 2008 and early 2009. Emerging evidence of recovery included increased manufacturing activity, a pickup in consumer spending, and signs of stabilization in the housing sector. In addition, corporate earnings continued to exceed expectations as many companies were able to boost profit margins thanks to aggressive cost-cutting measures.

However, market conditions changed abruptly toward the end of April as persistent worries about sovereign debt problems in Europe and questions about the sustainability of the domestic economic recovery (validated to some degree by weaker economic data late in the period) weighed on investor confidence. Consequently, the equity market peaked in late April and then reversed direction in May and June. In addition, market volatility increased dramatically—the S&P 500 Index moved up or down by more than 1% on nearly half of the trading days in the second quarter of 2010.

The decline over the last two months of the period erased the market’s gains from earlier in the year, resulting in negative returns overall for the six-month period. Although stocks fell across the board in the first half of 2010 (see the table below), small-cap stocks held up the best, while large-cap shares suffered the biggest losses. Meanwhile, value issues outperformed their growth-oriented counterparts across all market capitalizations. The financials sector, which is by far the heaviest sector weighting in most value indices, was among the better-performing sectors in the stock market during the six-month period. In contrast, most growth indices are dominated by the information technology sector, which was one of the weaker-performing sectors in the market.

U.S. Stock Index Returns
For the six months ended June 30, 2010*
Russell 1000 Index (Large-Cap)	–6.40%	Russell 2000 Index (Small-Cap)	–1.95%
Russell 1000 Value Index	–5.12%	Russell 2000 Value Index	–1.64%
Russell 1000 Growth Index	–7.65%	Russell 2000 Growth Index	–2.31%
Russell Midcap Index	–2.06%	*Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	–0.88%
Russell Midcap Growth Index	–3.31%

2

Performance

VP Vista

Total Returns as of June 30, 2010
				Average Annual Returns
	Ticker				Since	Inception
	Symbol	6 months(1)	1 year	5 years	Inception	Date
Class I	AVSIX	-6.82%	12.24%	-0.45%	3.00%	10/5/01
Russell Midcap Growth Index	—	-3.31%	21.30%	1.37%	5.92%(2)	—
Class II	APVTX	-6.94%	12.03%	-0.59%	0.44%	4/29/05
(1)	Total returns for periods less than one year are not annualized.
(2)	Since September 30, 2001, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

VP Vista

*From 10/5/01, Class I’s inception date. Index data from 9/30/01, the date nearest Class I’s inception for which date are available. Not annualized.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

VP Vista

Portfolio Managers: Brad Eixmann and Bryan Unterhalter

In February 2010, Bryan Unterhalter joined Brad Eixmann as co-portfolio manager for the VP Vista Fund.

Performance Summary

VP Vista declined -6.82%* for the six months ended June 30, 2010, lagging the -3.31% decline of its benchmark, the Russell Midcap Growth Index.

As described on page 2, equity indices faltered during the reporting period, ending the rally that had begun in the first quarter of 2009. Leading the decline were signs of weakness in the U.S. and abroad, causing concerns of a double-dip recession. The European sovereign debt crisis also had a dampening effect, reigniting fears about the health of the global financial system. In this environment, investors fled economically sensitive sectors and companies in favor of more defensive choices. Stocks that exhibit accelerating growth, the key factor that the VP Vista team looks for in portfolio holdings, lagged during the reporting period.

Within the portfolio, security selection in the health care and industrials sectors accounted for the majority of underperformance relative to the benchmark. Holdings in the materials and financials sectors further detracted from relative returns, as did stock choices in the information technology sector. Stock selection in the energy sector and an underweight in utilities modestly offset these losses.

Health Care, Industrials Led Underperformance

The health care sector was VP Vista’s largest source of underperformance relative to the benchmark. Within the sector, VP Vista held a detrimental underweight allocation to the health care equipment & supplies industry group. Underperforming holdings within the industry included Covidien plc. This health care products maker lost ground in the period as its second quarter sales were weak due in part to competitive share losses. Elsewhere in the health care sector, stock decisions in the life sciences tools & services and the pharmaceuticals industries hurt relative returns.

In the industrials sector, an overweight stake in crane manufacturer Manitowoc Co. hurt absolute and relative performance. The stock suffered due to concerns regarding potentially slowing demand.

Materials, Financials Detracted

Within the materials sector, VP Vista maintained exposure to the chemicals industry, where the portfolio held a position in fertilizer company Mosaic Co. Product pricing concerns and higher recent input costs have weighed on the company’s share price. Overweight stakes in economically sensitive metals and mining companies Freeport-McMoRan and AK Steel Holding Corp. also detracted from absolute and relative returns as global growth concerns pulled commodity prices lower.

*All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.

5

VP Vista

In the financials sector, an overweight stake in insurance company Genworth Financial hurt absolute and relative returns. Although the company announced improved earnings results in its mortgage insurance segment, it has been hurt by challenging conditions in its retirement and protection business. Elsewhere in the sector, stock choices in the real estate investment trusts and consumer finance industries further dampened relative performance.

Information Technology Lagged

Holdings in the information technology sector also lagged the benchmark. An overweight stake in internet software and services company Equinix, in particular, detracted from returns. The data center service provider’s share price lagged due to concerns about pricing as well as a recent company acquisition. Also in the information technology sector, the semiconductors & semiconductor equipment and computers & peripherals industries were both areas of underperformance compared with the benchmark.

Energy Contributed, but Some Holdings Detracted

Although the energy sector detracted from performance on an absolute basis, returns from the sector outpaced those for the benchmark. Onshore exploration and production companies Whiting Petroleum and Concho Resources contributed to gains, benefiting from a rotation to onshore producers in the wake of the disastrous oil spill in the Gulf of Mexico.

A substantial overweight stake in Core Laboratories, an oil and gas reservoir service provider, also contributed to VP Vista’s returns. The company delivered higher earnings and raised its guidance for future earnings amid growing demand from customers. A stake in Alpha Natural Resources, however, weighed on returns. The coal producer’s share price was hurt as investors questioned the sustainability of recent improvement.

Avoiding Utilities Helped

VP Vista continued to avoid the utilities sector altogether. This decision proved advantageous as the sector underperformed most other sectors in the benchmark for the reporting period.

Outlook

Our investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index. Although stocks exhibiting these characteristics have faced a headwind in the reporting period, the investment team is optimistic that trends will improve, based on current fundamentals and a long history of utilizing these characteristics in the investment process. We continue to employ smart risk taking with regard to portfolio construction.

6

VP Vista

Top Ten Holdings
% of net assets
as of 6/30/10
SBA Communications Corp., Class A	2.9%
Dollar Tree, Inc.	2.4%
Express Scripts, Inc.	2.2%
Medco Health Solutions, Inc.	2.2%
Goodrich Corp.	2.2%
Fastenal Co.	2.1%
F5 Networks, Inc.	1.8%
Cognizant Technology Solutions Corp., Class A	1.7%
Starwood Hotels & Resorts Worldwide, Inc.	1.7%
AmerisourceBergen Corp.	1.7%

Top Five Industries
% of net assets
as of 6/30/10
Health Care Providers & Services	6.6%
Specialty Retail	6.0%
Wireless Telecommunication Services	5.5%
Hotels, Restaurants & Leisure	4.8%
Software	4.2%

Types of Investments in Portfolio
% of net assets
as of 6/30/10
Domestic Common Stocks	91.6%
Foreign Common Stocks*	6.4%
Total Common Stocks	98.0%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	0.4%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/10	6/30/10	1/1/10 - 6/30/10	Expense Ratio*
Actual
Class I	$1,000	$931.80	$4.84	1.01%
Class II	$1,000	$930.60	$5.55	1.16%
Hypothetical
Class I	$1,000	$1,019.79	$5.06	1.01%
Class II	$1,000	$1,019.04	$5.81	1.16%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

VP Vista

JUNE 30, 2010 (UNAUDITED)
Shares		Value		Shares	Value
Common Stocks — 98.0%			ELECTRONIC EQUIPMENT, INSTRUMENTS
			& COMPONENTS — 2.2%
AEROSPACE & DEFENSE — 4.0%			Agilent Technologies, Inc.(1)	12,660	$ 359,924
BE Aerospace, Inc.(1)	15,336	$ 389,994
			Dolby Laboratories, Inc.,
Goodrich Corp.	9,506	629,773	Class A(1)	4,615	289,314
Precision Castparts Corp.	1,400	144,088			649,238
		1,163,855	ENERGY EQUIPMENT & SERVICES — 2.0%
AIR FREIGHT & LOGISTICS — 1.5%			Core Laboratories NV	2,358	348,065
Atlas Air Worldwide			FMC Technologies, Inc.(1)	4,235	223,015
Holdings, Inc.(1)	4,987	236,882
					571,080
Expeditors International of
Washington, Inc.	6,109	210,822	FOOD & STAPLES RETAILING — 1.0%
		447,704	Whole Foods Market, Inc.(1)	7,966	286,935
AIRLINES — 1.3%			FOOD PRODUCTS — 3.5%
Delta Air Lines, Inc.(1)	15,937	187,260	H.J. Heinz Co.	5,194	224,485
UAL Corp.(1)	8,953	184,073	Hershey Co. (The)	7,952	381,139
		371,333	Mead Johnson Nutrition Co.	8,107	406,323
BIOTECHNOLOGY — 1.0%					1,011,947
Alexion			HEALTH CARE EQUIPMENT & SUPPLIES — 2.2%
Pharmaceuticals, Inc.(1)	5,661	289,787	C.R. Bard, Inc.	3,001	232,667
CHEMICALS — 2.1%			Intuitive Surgical, Inc.(1)	503	158,757
Albemarle Corp.	8,322	330,466	Varian Medical
			Systems, Inc.(1)	4,770	249,376
Cytec Industries, Inc.	3,407	136,246
International Flavors &					640,800
Fragrances, Inc.	3,464	146,943	HEALTH CARE PROVIDERS & SERVICES — 6.6%
		613,655	AmerisourceBergen Corp.	15,161	481,362
COMMERCIAL BANKS — 3.1%			Express Scripts, Inc.(1)	13,761	647,042
Comerica, Inc.	11,931	439,419	Health Management
Fifth Third Bancorp.	20,664	253,961	Associates, Inc., Class A(1)	18,421	143,131
Zions Bancorp.	9,813	211,666	Medco Health
			Solutions, Inc.(1)	11,718	645,428
		905,046
					1,916,963
COMMUNICATIONS EQUIPMENT — 2.3%
			HOTELS, RESTAURANTS & LEISURE — 4.8%
F5 Networks, Inc.(1)	7,786	533,886
			Chipotle Mexican Grill, Inc.(1)	1,650	225,737
JDS Uniphase Corp.(1)	13,944	137,209
			Ctrip.com International
		671,095	Ltd. ADR(1)	10,431	391,788
COMPUTERS & PERIPHERALS — 3.0%			Las Vegas Sands Corp.(1)	6,011	133,084
Lexmark International, Inc.,			Starwood Hotels & Resorts
Class A(1)	11,533	380,935	Worldwide, Inc.	12,029	498,361
NetApp, Inc.(1)	7,750	289,152	Wynn Resorts Ltd.	1,783	135,989
SanDisk Corp.(1)	4,998	210,266			1,384,959
		880,353	HOUSEHOLD DURABLES — 2.9%
CONSUMER FINANCE — 0.5%			Stanley Black & Decker, Inc.	5,769	291,450
AmeriCredit Corp.(1)	8,229	149,932	Tempur-Pedic
ELECTRICAL EQUIPMENT — 1.0%			International, Inc.(1)	5,997	184,408
Rockwell Automation, Inc.	5,892	289,238	Whirlpool Corp.	4,098	359,886
					835,744

9

VP Vista

	Shares	Value		Shares	Value
HOUSEHOLD PRODUCTS — 0.5%			OIL, GAS & CONSUMABLE FUELS — 3.3%
Church & Dwight Co., Inc.	2,500	$ 156,775	Brigham Exploration Co.(1)	8,312	$ 127,839
INSURANCE — 0.5%			Concho Resources, Inc.(1)	6,125	338,896
Genworth Financial, Inc.,			Pioneer Natural
Class A(1)	11,050	144,424	Resources Co.	2,398	142,561
INTERNET & CATALOG RETAIL — 0.7%			Whiting Petroleum Corp.(1)	4,598	360,575
priceline.com, Inc.(1)	1,236	218,203			969,871
INTERNET SOFTWARE & SERVICES — 3.0%			PHARMACEUTICALS — 1.3%
Baidu, Inc. ADR(1)	3,333	226,911	Salix Pharmaceuticals Ltd.(1)	3,415	133,287
Equinix, Inc.(1)	2,843	230,908	Shire plc	12,620	256,517
MercadoLibre, Inc.(1)	3,105	163,168			389,804
WebMD Health Corp.(1)	5,629	261,354	REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.6%
		882,341	AvalonBay Communities, Inc.	4,060	379,082
IT SERVICES — 2.7%			Digital Realty Trust, Inc.	3,953	228,009
Amdocs Ltd.(1)	10,642	285,738	DuPont Fabros
Cognizant Technology			Technology, Inc.	6,268	153,942
Solutions Corp., Class A(1)	10,122	506,707			761,033
		792,445	REAL ESTATE MANAGEMENT
LEISURE EQUIPMENT & PRODUCTS — 1.0%			& DEVELOPMENT — 1.5%
Mattel, Inc.	13,955	295,288	CB Richard Ellis Group, Inc.,
			Class A(1)	15,321	208,519
LIFE SCIENCES TOOLS & SERVICES — 2.7%			Jones Lang LaSalle, Inc.	3,436	225,539
Life Technologies Corp.(1)	8,776	414,666
					434,058
PerkinElmer, Inc.	7,419	153,351	ROAD & RAIL — 1.5%
Waters Corp.(1)	3,395	219,656
			Kansas City Southern(1)	11,980	435,473
		787,673	SEMICONDUCTORS & SEMICONDUCTOR
MACHINERY — 4.1%			EQUIPMENT — 3.3%
ArvinMeritor, Inc.(1)	16,631	217,866	Altera Corp.	9,785	242,766
Cummins, Inc.	5,737	373,651	Atheros
Dover Corp.	5,903	246,687	Communications, Inc.(1)	5,199	143,180
Kennametal, Inc.	8,691	221,012	Cavium Networks, Inc.(1)	2,861	74,930
Timken Co.	5,395	140,216	Cree, Inc.(1)	2,159	129,605
		1,199,432	Marvell Technology
MEDIA — 1.0%			Group Ltd.(1)	2,694	42,457
CBS Corp., Class B	10,997	142,191	Teradyne, Inc.(1)	13,876	135,291
Discovery Communications,			Veeco Instruments, Inc.(1)	5,721	196,116
Inc., Class A(1)	4,041	144,304			964,345
		286,495	SOFTWARE — 4.2%
METALS & MINING — 0.7%			Autodesk, Inc.(1)	5,242	127,695
Cliffs Natural Resources, Inc.	4,134	194,959	Cerner Corp.(1)	1,999	151,704
MULTILINE RETAIL — 3.4%			Citrix Systems, Inc.(1)	7,440	314,191
Dollar Tree, Inc.(1)	16,595	690,850
			Rovi Corp.(1)	8,074	306,086
Family Dollar Stores, Inc.	4,160	156,790	salesforce.com, inc.(1)	3,622	310,840
Nordstrom, Inc.	4,476	144,083			1,210,516
		991,723

10

VP Vista

	Shares	Value		Shares	Value
SPECIALTY RETAIL — 6.0%			Temporary Cash Investments — 1.6%
AnnTaylor Stores Corp.(1)	6,954	$ 113,142
			JPMorgan U.S. Treasury
AutoZone, Inc.(1)	2,353	454,647	Plus Money Market Fund
Bed Bath & Beyond, Inc.(1)	3,892	144,315	Agency Shares	76,320	$ 76,320
OfficeMax, Inc.(1)	9,209	120,270	Repurchase Agreement, Goldman
			Sachs Group, Inc., (collateralized by
O’Reilly Automotive, Inc.(1)	6,529	310,519	various U.S. Treasury obligations, 2.75%,
PetSmart, Inc.	7,414	223,680	7/31/10, valued at $407,945), in a
Williams-Sonoma, Inc.	14,905	369,942	joint trading account at 0.01%,
			dated 6/30/10, due 7/1/10
		1,736,515	(Delivery value $400,000)		400,000
TEXTILES, APPAREL & LUXURY GOODS — 0.9%			TOTAL TEMPORARY
Lululemon Athletica, Inc.(1)	3,766	140,170	CASH INVESTMENTS
Phillips-Van Heusen Corp.	2,965	137,191	(Cost $476,320)		476,320
		277,361	TOTAL INVESTMENT
TRADING COMPANIES & DISTRIBUTORS — 2.6%			SECURITIES — 99.6%
			(Cost $27,507,331)		29,026,978
Fastenal Co.	12,016	603,083	OTHER ASSETS
W.W. Grainger, Inc.	1,498	148,976	AND LIABILITIES — 0.4%		110,499
		752,059	TOTAL NET ASSETS — 100.0%		$29,137,477
WIRELESS TELECOMMUNICATION SERVICES — 5.5%
American Tower Corp.,
Class A(1)	10,320	459,240
NII Holdings, Inc.(1)	8,816	286,697
SBA Communications Corp.,
Class A(1)	24,824	844,264
		1,590,201
TOTAL COMMON STOCKS
(Cost $27,031,011)		28,550,658

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
115,908 GBP for USD	7/30/10	$173,178	$1,745
(Value on Settlement Date $174,923)

Notes to Schedule of Investments
ADR = American Depositary Receipt
GBP = British Pound
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JUNE 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $27,507,331)			$29,026,978
Receivable for investments sold			1,077,097
Receivable for capital shares sold			48,098
Receivable for forward foreign currency exchange contracts			1,745
Dividends and interest receivable			24,267
			30,178,185

Liabilities
Payable for investments purchased			996,530
Payable for capital shares redeemed			18,694
Accrued management fees			25,413
Distribution fees payable			71
			1,040,708

Net Assets			$29,137,477

Net Assets Consist of:
Capital (par value and paid-in surplus)			$53,122,359
Accumulated net investment loss			(86,032)
Accumulated net realized loss on investment and foreign currency transactions			(25,420,242)
Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies			1,521,392
			$29,137,477

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$28,777,606	2,341,462	$12.29
Class II, $0.01 Par Value	$359,871	29,498	$12.20

See Notes to Financial Statements.

12

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends	$ 78,247
Interest	340
78,587
Expenses:
Management fees	159,765
Distribution fees — Class II	518
Directors’ fees and expenses	436
Other expenses	3,900
164,619

Net investment income (loss)	(86,032)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	3,904,646
Foreign currency transactions	7,126
3,911,772

Change in net unrealized appreciation (depreciation) on:
Investments	(5,936,284)
Translation of assets and liabilities in foreign currencies	1,296
(5,934,988)

Net realized and unrealized gain (loss)	(2,023,216)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,109,248)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ (86,032)	$ (219,044)
Net realized gain (loss)	3,911,772	(3,513,418)
Change in net unrealized appreciation (depreciation)	(5,934,988)	11,692,104
Net increase (decrease) in net assets resulting from operations	(2,109,248)	7,959,642

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(941,798)	(26,689,222)

Net increase (decrease) in net assets	(3,051,046)	(18,729,580)

Net Assets
Beginning of period	32,188,523	50,918,103
End of period	$29,137,477	$32,188,523

Accumulated net investment loss	$(86,032)	—

See Notes to Financial Statements.

14

Notes to Financial Statements

JUNE 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing in medium-sized and smaller companies that management believes will increase in value over time. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

15

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2009, the fund had accumulated capital losses of $(29,044,113), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(16,248,479) and $(12,795,634) expire in 2016 and 2017, respectively.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

16

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The effective annual management fee for each class for the six months ended June 30, 2010 was 1.00% and 0.90% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2010, were $27,659,171 and $28,509,296, respectively.

As of June 30, 2010, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$27,586,438
Gross tax appreciation of investments	$3,015,780
Gross tax depreciation of investments	(1,575,240)
Net tax appreciation (depreciation) of investments	$1,440,540

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

17

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	149,443	$2,042,097	751,063	$ 8,201,053
Redeemed	(215,568)	(2,933,481)	(1,856,146)	(21,119,784)
	(66,125)	(891,384)	(1,105,083)	(12,918,731)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	13,595	175,804	197,913	2,200,670
Redeemed	(16,467)	(226,218)	(1,388,059)	(15,971,161)
	(2,872)	(50,414)	(1,190,146)	(13,770,491)
Net increase (decrease)	(68,997)	$ (941,798)	(2,295,229)	$(26,689,222)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of June 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$26,695,844	—
Foreign Common Stocks	1,598,297	$256,517	—
Temporary Cash Investments	76,320	400,000	—
Total Value of Investment Securities	$28,370,461	$656,517	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$1,745	—

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6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of June 30, 2010, is disclosed on the Statement of Assets and Liabilities as an asset of $1,745 in receivable for forward foreign currency exchange contracts. For the six months ended June 30, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $6,733 in net realized gain (loss) on foreign currency transactions and $1,745 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended June 30, 2010, the fund did not utilize the program.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

19

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund will be managed until a new agreement is approved by fund shareholders. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

20

Financial Highlights

VP Vista

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$13.19	$10.77	$22.00	$15.74	$14.49	$13.40
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.04)	(0.06)	(0.08)	(0.09)	(0.05)	(0.05)
Net Realized and
Unrealized Gain (Loss)	(0.86)	2.48	(10.30)	6.35	1.35	1.14
Total From
Investment Operations	(0.90)	2.42	(10.38)	6.26	1.30	1.09
Distributions
From Net Realized Gains	—	—	(0.85)	—	(0.05)	—
Net Asset Value,
End of Period	$12.29	$13.19	$10.77	$22.00	$15.74	$14.49

Total Return(3)	(6.82)%	22.47%	(48.62)%	39.77%	9.01%	8.13%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.01%(4)	1.00%	1.01%	1.01%	1.00%	1.01%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	(0.52)%(4)	(0.48)%	(0.50)%	(0.51)%	(0.31)%	(0.40)%
Portfolio Turnover Rate	90%	196%	203%	147%	215%	276%
Net Assets, End of Period
(in thousands)	$28,778	$31,764	$37,824	$104,126	$60,297	$16,863
(1)	Six months ended June 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

21

VP Vista

Class II
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$13.11	$10.71	$21.92	$15.71	$14.48	$12.56
Income From
Investment Operations
Net Investment
Income (Loss)(3)	(0.05)	(0.07)	(0.11)	(0.15)	(0.07)	(0.05)
Net Realized and
Unrealized Gain (Loss)	(0.86)	2.47	(10.25)	6.36	1.35	1.97
Total From
Investment Operations	(0.91)	2.40	(10.36)	6.21	1.28	1.92
Distributions
From Net Realized Gains	—	—	(0.85)	—	(0.05)	—
Net Asset Value,
End of Period	$12.20	$13.11	$10.71	$21.92	$15.71	$14.48

Total Return(4)	(6.94)%	22.41%	(48.71)%	39.53%	8.88%	15.29%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.16%(5)	1.15%	1.16%	1.16%	1.15%	1.16%(5)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	(0.67)%(5)	(0.63)%	‘(0.65)%	‘(0.66)%	‘(0.46)%	(0.55)%(5)
Portfolio Turnover Rate	90%	196%	203%	147%	215%	276%(6)
Net Assets, End of Period
(in thousands)	$360	$424	$13,094	$38,499	$2,988	$1,250
(1)	Six months ended June 30, 2010 (unaudited).
(2)	April 29, 2005 (commencement of sale) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2005.

See Notes to Financial Statements.

22

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Variable Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.):

John R. Whitten	For:	2,509,343,092
	Withhold:	137,098,251
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Class I	For:	25,094,828
	Against:	732,984
	Abstain:	2,580,496
	Broker Non-Vote:	0

Class II	For:	453,882
	Against:	0
	Abstain:	0
	Broker Non-Vote:	0

23

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Agreement at a meeting held on June 16, 2010.

The Interim Agreement and the Current Agreement are substantially identical to the Prior Agreement except for their effective dates and the termination provisions of the Interim Agreement. Under the Current Agreement, the Advisor will provide the same services as provided by the Advisor, be subject to the same duties, and receive the same compensation rate as under the Prior Agreement.

Basis for Board Approval of Interim Agreement

In considering the approval of the Interim Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to

24

its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisorand certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

25

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Current Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confir-
  mations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

26

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

27

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

28

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

29

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

30

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

31

Notes

32

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1008
CL-SAN-68993

Semiannual Report
June 30, 2010

American Century Investments®

VP Ultra® Fund

Market Perspective	2
U.S. Stock Index Returns	2

VP Ultra

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22

Other Information

Proxy Voting Results	25
Board Approval of Management Agreements	26
Additional Information	32
Index Definitions	33

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

The U.S. stock market posted negative returns for the six months ended June 30, 2010, with the bulk of the decline occurring over the last two months of the period as investor sentiment shifted dramatically.

Stocks began 2010 on a positive note, gaining ground in the first four months of the year and extending the broad market rally that began in March 2009. Investors cheered the improving U.S. economy, which appeared to remain on a gradual path to recovery following the severe recession in late 2008 and early 2009. Emerging evidence of recovery included increased manufacturing activity, a pickup in consumer spending, and signs of stabilization in the housing sector. In addition, corporate earnings continued to exceed expectations as many companies were able to boost profit margins thanks to aggressive cost-cutting measures.

However, market conditions changed abruptly toward the end of April as persistent worries about sovereign debt problems in Europe and questions about the sustainability of the domestic economic recovery (validated to some degree by weaker economic data late in the period) weighed on investor confidence. Consequently, the equity market peaked in late April and then reversed direction in May and June. In addition, market volatility increased dramatically—the S&P 500 Index moved up or down by more than 1% on nearly half of the trading days in the second quarter of 2010.

The decline over the last two months of the period erased the market’s gains from earlier in the year, resulting in negative returns overall for the six-month period. Although stocks fell across the board in the first half of 2010 (see the table below), small-cap stocks held up the best, while large-cap shares suffered the biggest losses. Meanwhile, value issues outperformed their growth-oriented counterparts across all market capitalizations. The financials sector, which is by far the heaviest sector weighting in most value indices, was among the better-performing sectors in the stock market during the six-month period. In contrast, most growth indices are dominated by the information technology sector, which was one of the weaker-performing sectors in the market.

U.S. Stock Index Returns
For the six months ended June 30, 2010*
Russell 1000 Index (Large-Cap)	–6.40%	Russell 2000 Index (Small-Cap)	–1.95%
Russell 1000 Value Index	–5.12%	Russell 2000 Value Index	–1.64%
Russell 1000 Growth Index	–7.65%	Russell 2000 Growth Index	–2.31%
Russell Midcap Index	–2.06%	*Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	–0.88%
Russell Midcap Growth Index	–3.31%

2

Performance

VP Ultra

Total Returns as of June 30, 2010
				Average Annual Returns
	Ticker				Since	Inception
	Symbol	6 months(1)	1 year	5 years	Inception	Date
Class I	AVPUX	-8.54%	13.03%	-2.15%	-1.43%	5/1/01
Russell 1000 Growth Index	—	-7.65%	13.62%	0.38%	-1.27%(2)	—
S&P 500 Index	—	-6.65%	14.43%	-0.79%	-0.19%(2)	—
Class II	AVPSX	-8.64%	12.83%	-2.31%	-0.69%	5/1/02
Class III	AVUTX	-8.55%	12.88%	-2.17%	-0.45%	5/13/02
(1)	Total returns for periods less than one year are not annualized.
(2)	Since April 30, 2001, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

VP Ultra

*From 5/1/01, Class I’s inception date. Index data from 4/30/01, the date nearest Class I’s inception for which data are available. Not annualized.
Total Annual Fund Operating Expenses
Class I	Class II	Class III
1.01%	1.16%	1.01%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

VP Ultra

Portfolio Managers: Keith Lee and Michael Li

Performance Summary

VP Ultra returned –8.54%* in the first half of 2010, trailing the –7.65% return of the fund’s benchmark, the Russell 1000 Growth Index, and the –6.65% return of the broad S&P 500 Index.

VP Ultra’s negative return for the six-month period reflected the broad decline in the U.S. equity market. However, VP Ultra lagged its growth-oriented benchmark because of some considerable performance headwinds. The outperformance of smaller-cap stocks and value-oriented shares worked against the fund’s large-cap growth focus. Furthermore, price momentum and accelerating growth—two critical components of VP Ultra’s investment process—were generally out of favor, particularly when the outlook for the economy grew more uncertain late in the period.

Despite these challenges, our disciplined stock selection process and emphasis on risk management helped VP Ultra mitigate the performance headwinds it faced during the period.

Materials and Financials Detracted

The fund’s holdings in the materials and financials sectors contributed the most to its underperformance of the Russell 1000 Growth Index for the six months. Virtually all of the underperformance in the materials sector resulted from stock selection among chemicals companies. The portfolio’s biggest individual detractor was agricultural products maker Monsanto, which faced intense price competition in its Roundup herbicide business and unexpectedly tepid demand for its new seed products. Another notable decliner was fertilizer producer Mosaic, which saw its profit margins squeezed by higher-than-expected costs and lower prices resulting from weaker demand.

A number of the portfolio’s financial stocks were weighed down by uncertainty surrounding the federal government’s regulatory overhaul of the financial industry. These developments were especially hard on capital markets firms and diversified financial services companies, which were the weakest performers in the financials sector. Examples from the portfolio included investment bank Goldman Sachs (which also fell in response to a fraud lawsuit brought by the Securities and Exchange Commission), asset manager BlackRock, and options exchange operator CME Group. An underweight position in real estate investment trusts, which were the top performers in the financials sector, also hurt relative results.

Consumer Sectors Also Lagged

VP Ultra’s consumer discretionary and consumer staples holdings also underperformed their counterparts in the index. Stock selection among beverage makers detracted the most in the consumer staples sector, while an overweight position in internet retailers had the biggest negative impact

*All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.

5

VP Ultra

in the consumer discretionary sector. The most significant detractor among consumer stocks was online retailer Amazon.com, which fell amid concerns about increased competition for its Kindle e-reader.

Other noteworthy underperformers within the portfolio included online advertising and search firm Google and design software maker Adobe Systems. Google slid in the wake of the controversy surrounding its decision to exit the Chinese search engine market, while Adobe Systems was hurt by a dispute with consumer electronics maker Apple over its Flash software.

Industrials and Health Care Added Value

Stock selection was most successful in the industrials and health care sectors. Overweight positions in machinery manufacturers and electrical equipment producers generated the bulk of the outperformance in the industrials sector. The best contributors in this sector included engine manufacturer Cummins and electrical equipment maker Emerson Electric. Cummins reported improving global demand and captured additional market share thanks to its fuel-efficient engines, while Emerson posted strong earnings as orders increased.

The fund’s health care holdings benefited from an overweight position in health care providers and stock selection among health care equipment makers. The top contributor was pharmacy benefits manager Express Scripts, which completed a strategic acquisition that gave the company bigger scale and greater buying power, boosting overall profitability.

The fund’s information technology stocks also outperformed during the period. An overweight position in computer hardware makers and stock choices among semiconductor manufacturers contributed the most to this sector’s outperformance. The fund’s top performance contributor was Chinese search engine company Baidu, which benefited from skyrocketing demand and competitor Google’s exit from the Chinese search engine market. Other favorable contributors in the information technology sector included software developer VMware, which enjoyed a sharp increase in service contract revenues, and Apple (the fund’s largest holding on average during the period), which continued to generate robust earnings and enjoyed a successful introduction of its iPad tablet computer.

One additional contributor worth noting was game and toy maker Hasbro, which reported strong earnings and cash flow growth thanks to expanded licensing agreements for a number of its products.

A Look Ahead

The sovereign debt issues in Europe have created greater uncertainty about the sustainability of the global economic recovery. Regardless of how these developments play out, we will continue to focus on our disciplined investment process, in which we seek high-quality, larger-cap companies exhibiting accelerating business fundamentals, positive relative strength, and reasonable valuations.

6

VP Ultra

Top Ten Holdings
% of net assets as of 6/30/10
Apple, Inc.	5.7%
Google, Inc., Class A	3.9%
Express Scripts, Inc.	3.1%
Cisco Systems, Inc.	2.7%
Hewlett-Packard Co.	2.5%
Microsoft Corp.	2.5%
Exxon Mobil Corp.	2.2%
Wal-Mart Stores, Inc.	2.0%
Philip Morris International, Inc.	2.0%
McDonald’s Corp.	2.0%

Top Five Industries
% of net assets as of 6/30/10
Computers & Peripherals	9.7%
Software	6.8%
Internet Software & Services	5.8%
Oil, Gas & Consumable Fuels	5.7%
Health Care Providers & Services	4.8%

Types of Investments in Portfolio
% of net assets as of 6/30/10
Domestic Common Stocks	90.0%
Foreign Common Stocks*	6.6%
Total Common Stocks	96.6%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	1.8%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/10	6/30/10	1/1/10 – 6/30/10	Expense Ratio*
Actual
Class I	$1,000	$914.60	$4.79	1.01%
Class II	$1,000	$913.60	$5.50	1.16%
Class III	$1,000	$914.50	$4.79	1.01%
Hypothetical
Class I	$1,000	$1,019.79	$5.06	1.01%
Class II	$1,000	$1,019.04	$5.81	1.16%
Class III	$1,000	$1,019.79	$5.06	1.01%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

VP Ultra

JUNE 30, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 96.6%			ELECTRONIC EQUIPMENT,
			INSTRUMENTS & COMPONENTS — 0.5%
AEROSPACE & DEFENSE — 1.7%			Dolby Laboratories, Inc.,
General Dynamics Corp.	61,430	$ 3,597,341	Class A(1)	18,630	$ 1,167,915
BEVERAGES — 1.0%			ENERGY EQUIPMENT & SERVICES — 2.2%
Coca-Cola Co. (The)	22,000	1,102,640	Cameron
PepsiCo, Inc.	17,340	1,056,873	International Corp.(1)	36,010	1,171,045
		2,159,513	Schlumberger Ltd.	64,100	3,547,294
BIOTECHNOLOGY — 3.5%					4,718,339
Alexion			FOOD & STAPLES RETAILING — 3.6%
Pharmaceuticals, Inc.(1)	29,710	1,520,855	Costco Wholesale Corp.	62,050	3,402,202
Celgene Corp.(1)	42,130	2,141,047	Wal-Mart Stores, Inc.	90,620	4,356,103
Gilead Sciences, Inc.(1)	108,230	3,710,124			7,758,305
		7,372,026	FOOD PRODUCTS — 1.7%
CAPITAL MARKETS — 1.4%			Mead Johnson Nutrition Co.	25,090	1,257,511
BlackRock, Inc.	7,170	1,028,178	Nestle SA	48,190	2,325,166
Charles Schwab Corp. (The)	142,530	2,021,075			3,582,677
		3,049,253	HEALTH CARE EQUIPMENT & SUPPLIES — 2.8%
CHEMICALS — 2.3%			Edwards
Monsanto Co.	34,550	1,596,901	Lifesciences Corp.,(1)	33,300	1,865,466
Mosaic Co. (The)	25,390	989,702	Intuitive Surgical, Inc.(1)	7,220	2,278,776
Nalco Holding Co.	76,200	1,559,052	Varian Medical
			Systems, Inc.(1)	36,310	1,898,287
RPM International, Inc.	44,340	791,026
		4,936,681			6,042,529
COMMUNICATIONS EQUIPMENT — 4.1%			HEALTH CARE PROVIDERS & SERVICES — 4.8%
			Express Scripts, Inc.(1)	141,000	6,629,820
Cisco Systems, Inc.(1)	268,790	5,727,915
QUALCOMM, Inc.	92,380	3,033,759	Medco Health
			Solutions, Inc.(1)	8,190	451,105
		8,761,674	UnitedHealth Group, Inc.	108,590	3,083,956
COMPUTERS & PERIPHERALS — 9.7%					10,164,881
Apple, Inc.(1)	48,120	12,103,624
			HOTELS, RESTAURANTS & LEISURE — 3.5%
EMC Corp.(1)	173,520	3,175,416
			Chipotle Mexican Grill, Inc.(1)	6,540	894,737
Hewlett-Packard Co.	125,200	5,418,656	Marriott International, Inc.,
		20,697,696	Class A	74,640	2,234,722
CONSUMER FINANCE — 1.0%			McDonald’s Corp.	65,670	4,325,683
American Express Co.	53,760	2,134,272			7,455,142
DIVERSIFIED FINANCIAL SERVICES — 2.3%			HOUSEHOLD PRODUCTS — 1.8%
CME Group, Inc.	10,320	2,905,596	Colgate-Palmolive Co.	48,690	3,834,824
JPMorgan Chase & Co.	55,840	2,044,302	INSURANCE — 1.5%
		4,949,898	MetLife, Inc.	82,180	3,103,117
ELECTRICAL EQUIPMENT — 4.5%			INTERNET & CATALOG RETAIL — 2.0%
ABB Ltd.(1)	69,850	1,213,786	Amazon.com, Inc.(1)	38,910	4,251,307
ABB Ltd. ADR(1)	113,930	1,968,710	INTERNET SOFTWARE & SERVICES — 5.8%
Cooper Industries plc	59,030	2,597,320	Baidu, Inc. ADR(1)	37,570	2,557,765
Emerson Electric Co.	87,140	3,807,147	Google, Inc., Class A(1)	18,840	8,382,858
		9,586,963	Tencent Holdings Ltd.	85,800	1,414,877
					12,355,500

10

VP Ultra

	Shares	Value		Shares	Value
IT SERVICES — 2.3%			SOFTWARE — 6.8%
MasterCard, Inc., Class A	16,470	$ 3,286,259	Adobe Systems, Inc.(1)	105,270	$ 2,782,286
Visa, Inc., Class A	23,940	1,693,755	Electronic Arts, Inc.(1)	78,640	1,132,416
		4,980,014	Microsoft Corp.	228,490	5,257,555
LEISURE EQUIPMENT & PRODUCTS — 1.4%			Oracle Corp.	148,810	3,193,463
Hasbro, Inc.	70,650	2,903,715	VMware, Inc., Class A(1)	34,450	2,156,225
LIFE SCIENCES TOOLS & SERVICES — 0.3%					14,521,945
Thermo Fisher			SPECIALTY RETAIL — 3.6%
Scientific, Inc.(1)	13,630	668,552
			Guess?, Inc.	18,540	579,190
MACHINERY — 4.3%			Lowe’s Cos., Inc.	92,810	1,895,180
Cummins, Inc.	37,520	2,443,678	Tiffany & Co.	56,520	2,142,673
Donaldson Co., Inc.	27,730	1,182,685	TJX Cos., Inc. (The)	72,130	3,025,853
Joy Global, Inc.	59,880	2,999,389			7,642,896
Parker-Hannifin Corp.	45,540	2,525,648	TEXTILES, APPAREL & LUXURY GOODS — 1.3%
		9,151,400	NIKE, Inc., Class B	40,180	2,714,159
METALS & MINING — 0.6%			TOBACCO — 2.0%
BHP Billiton Ltd. ADR	19,050	1,180,909	Philip Morris
MULTILINE RETAIL — 1.5%			International, Inc.	94,550	4,334,172
Kohl’s Corp.(1)	67,870	3,223,825	TOTAL COMMON STOCKS
OIL, GAS & CONSUMABLE FUELS — 5.7%			(Cost $166,229,451)		206,026,854
EOG Resources, Inc.	19,920	1,959,530	Temporary Cash Investments — 1.6%
Exxon Mobil Corp.	82,510	4,708,846	JPMorgan U.S. Treasury
Newfield Exploration Co.(1)	33,590	1,641,207	Plus Money Market Fund
Occidental Petroleum Corp.	33,930	2,617,700	Agency Shares	76,801	76,801
Southwestern Energy Co.(1)	32,340	1,249,618	Repurchase Agreement, Goldman Sachs
			Group, Inc., (collateralized by various U.S.
		12,176,901	Treasury obligations, 2.75%, 7/31/10, valued
PHARMACEUTICALS — 1.6%			at $3,263,557), in a joint trading account at
Teva Pharmaceutical			0.01%, dated 6/30/10, due 7/1/10 (Delivery
Industries Ltd. ADR	66,750	3,470,332	value $3,200,001)		3,200,000
SEMICONDUCTORS &			TOTAL TEMPORARY
SEMICONDUCTOR EQUIPMENT — 3.5%			CASH INVESTMENTS
Altera Corp.	105,320	2,612,989	(Cost $3,276,801)		3,276,801
Linear Technology Corp.	103,240	2,871,105	TOTAL INVESTMENT
			SECURITIES — 98.2%
Microchip Technology, Inc.	68,280	1,894,087	(Cost $169,506,252)		209,303,655
		7,378,181	OTHER ASSETS
			AND LIABILITIES — 1.8%		3,903,274
			TOTAL NET ASSETS — 100.0%		$213,206,929

11

VP Ultra

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
1,981,841 CHF for USD	7/30/10	$1,839,494	$(8,813)
(Value on Settlement Date $1,830,681)

Notes to Schedule of Investments
ADR = American Depositary Receipt
CHF = Swiss Franc
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

JUNE 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $169,506,252)			$209,303,655
Receivable for investments sold			2,750,169
Receivable for capital shares sold			3,447,405
Dividends and interest receivable			217,006
			215,718,235

Liabilities
Payable for investments purchased			2,175,730
Payable for capital shares redeemed			120,024
Payable for forward foreign currency exchange contracts			8,813
Accrued management fees			167,046
Distribution fees payable			39,693
			2,511,306

Net Assets			$213,206,929

Net Assets Consist of:
Capital (par value and paid-in surplus)			$247,992,031
Undistributed net investment income			109,135
Accumulated net realized loss on investment and foreign currency transactions			(74,683,525)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies			39,789,288
			$213,206,929

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$26,828,267	3,631,906	$7.39
Class II, $0.01 Par Value	$185,680,879	25,380,500	$7.32
Class III, $0.01 Par Value	$697,783	94,557	$7.38

See Notes to Financial Statements.

13

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $12,220)	$ 1,479,762
Interest	1,386
1,481,148

Expenses:
Management fees	1,080,584
Distribution fees — Class II	256,503
Directors’ fees and expenses	6,047
Other expenses	22,039
1,365,173

Net investment income (loss)	115,975

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	4,733,180
Foreign currency transactions	115,648
4,848,828

Change in net unrealized appreciation (depreciation) on:
Investments	(24,413,462)
Translation of assets and liabilities in foreign currencies	(12,005)
(24,425,467)

Net realized and unrealized gain (loss)	(19,576,639)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(19,460,664)

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 115,975	$ 1,176,837
Net realized gain (loss)	4,848,828	(19,569,999)
Change in net unrealized appreciation (depreciation)	(24,425,467)	85,492,023
Net increase (decrease) in net assets resulting from operations	(19,460,664)	67,098,861

Distributions to Shareholders
From net investment income:
Class I	(160,050)	(257,506)
Class II	(738,744)	(333,038)
Class III	(4,380)	(2,279)
Decrease in net assets from distributions	(903,174)	(592,823)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(14,967,568)	(83,240,122)

Redemption Fees
Increase in net assets from redemption fees	—	593

Net increase (decrease) in net assets	(35,331,406)	(16,733,491)

Net Assets
Beginning of period	248,538,335	265,271,826
End of period	$213,206,929	$248,538,335

Undistributed net investment income	$109,135	$896,334

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of large companies that management believes will increase in value over time. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue Class I, Class II and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

16

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2009, the fund had accumulated capital losses of $(70,688,077), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(37,206,908) and $(33,481,169) expire in 2016 and 2017, respectively.

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

17

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of the fund ranges from 0.90% to 1.00% for Class I and Class III and from 0.80% to 0.90% for Class II. The effective annual management fee for each class for the six months ended June 30, 2010 was 1.00%, 0.90% and 1.00% for Class I, Class II and Class III, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

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3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2010, were $32,137,463 and $56,523,506, respectively.

As of June 30, 2010, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$176,818,052
Gross tax appreciation of investments	$38,600,898
Gross tax depreciation of investments	(6,115,295)
Net tax appreciation (depreciation) of investments	$32,485,603

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	325,096	$ 2,611,701	829,983	$ 5,634,510
Issued in reinvestment of distributions	18,830	160,050	49,142	257,506
Redeemed	(573,824)	(4,688,067)	(10,983,924)	(69,100,163)
	(229,898)	(1,916,316)	(10,104,799)	(63,208,147)
Class II/Shares Authorized	150,000,000		150,000,000
Sold	1,421,127	11,079,789	3,455,024	23,554,006
Issued in reinvestment of distributions	87,737	738,744	64,169	333,038
Redeemed	(3,029,591)	(24,714,586)	(6,635,212)	(43,869,922)
	(1,520,727)	(12,896,053)	(3,116,019)	(19,982,878)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	6,333	54,020	25,840	182,809
Issued in reinvestment of distributions	516	4,380	436	2,279
Redeemed	(26,953)	(213,599)	(33,894)	(234,185)
	(20,104)	(155,199)	(7,618)	(49,097)
Net increase (decrease)	(1,770,729)	$ (14,967,568)	(13,228,436)	$(83,240,122)

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5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of June 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$191,895,309	—	—
Foreign Common Stocks	9,177,716	$4,953,829	—
Temporary Cash Investments	76,801	3,200,000	—
Total Value of Investment Securities	$201,149,826	$8,153,829	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$(8,813)	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

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The value of foreign currency risk derivative instruments as of June 30, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $8,813 in payable for forward foreign currency exchange contracts. For the six months ended June 30, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $118,779 in net realized gain (loss) on foreign currency transactions and $(11,475) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended June 30, 2010, the fund did not utilize the program.

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund will be managed until a new agreement is approved by fund shareholders. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

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Financial Highlights

VP Ultra

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$8.12	$6.06	$12.15	$10.04	$10.38	$10.16
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.01	0.04	0.03	0.05	(0.01)	(0.01)
Net Realized and
Unrealized Gain (Loss)	(0.70)	2.04	(4.57)	2.06	(0.33)	0.22
Total From
Investment Operations	(0.69)	2.08	(4.54)	2.11	(0.34)	0.21
Distributions
From Net
Investment Income	(0.04)	(0.02)	—	—	—	—
From Net
Realized Gains	—	—	(1.55)	—	—	—
Total Distributions	(0.04)	(0.02)	(1.55)	—	—	—
Redemption Fees(2)	—	—(3)	—(3)	—(3)	—(3)	0.01
Net Asset Value,
End of Period	$7.39	$8.12	$6.06	$12.15	$10.04	$10.38

Total Return(4)	(8.54)%	34.48%	(41.48)%	21.02%	(3.28)%	2.17%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.01%(5)	1.01%	1.01%	1.01%	1.00%	1.01%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.24%(5)	0.61%	0.37%	0.30%	(0.06)%	(0.08)%
Portfolio Turnover Rate	14%	50%	171%	137%	118%	58%
Net Assets, End of Period
(in thousands)	$26,828	$31,366	$84,596	$102,789	$104,270	$105,560
(1)	Six months ended June 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

22

VP Ultra

Class II
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$8.04	$5.99	$12.06	$9.98	$10.33	$10.13
Income From
Investment Operations
Net Investment
Income (Loss)(2)	—(3)	0.03	0.02	0.01	(0.02)	(0.02)
Net Realized and
Unrealized Gain (Loss)	(0.69)	2.03	(4.54)	2.07	(0.33)	0.21
Total From
Investment Operations	(0.69)	2.06	(4.52)	2.08	(0.35)	0.19
Distributions
From Net
Investment Income	(0.03)	(0.01)	—	—	—	—
From Net
Realized Gains	—	—	(1.55)	—	—	—
Total Distributions	(0.03)	(0.01)	(1.55)	—	—	—
Redemption Fees(2)	—	—(3)	—(3)	—(3)	—(3)	0.01
Net Asset Value,
End of Period	$7.32	$8.04	$5.99	$12.06	$9.98	$10.33

Total Return(4)	(8.64)%	34.52%	(41.65)%	20.84%	(3.39)%	1.97%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.16%(5)	1.16%	1.16%	1.16%	1.15%	1.16%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.09%(5)	0.46%	0.22%	0.15%	(0.21)%	(0.23)%
Portfolio Turnover Rate	14%	50%	171%	137%	118%	58%
Net Assets, End of Period
(in thousands)	$185,681	$216,242	$179,936	$311,537	$524,005	$213,594
(1)	Six months ended June 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

23

VP Ultra

Class III
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$8.11	$6.05	$12.14	$10.03	$10.37	$10.15
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.01	0.04	0.03	0.06	(0.01)	—(3)
Net Realized and
Unrealized Gain (Loss)	(0.70)	2.04	(4.57)	2.05	(0.33)	0.21
Total From
Investment Operations	(0.69)	2.08	(4.54)	2.11	(0.34)	0.21
Distributions
From Net
Investment Income	(0.04)	(0.02)	—	—	—	—
From Net
Realized Gains	—	—	(1.55)	—	—	—
Total Distributions	(0.04)	(0.02)	(1.55)	—	—	—
Redemption Fees(2)	—	—(3)	—(3)	—(3)	—(3)	0.01
Net Asset Value,
End of Period	$7.38	$8.11	$6.05	$12.14	$10.03	$10.37

Total Return(4)	(8.55)%	34.54%	(41.52)%	21.04%	(3.28)%	2.17%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.01%(5)	1.01%	1.01%	1.01%	1.00%	1.01%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.24%(5)	0.61%	0.37%	0.30%	(0.06)%	(0.08)%
Portfolio Turnover Rate	14%	50%	171%	137%	118%	58%
Net Assets, End of Period
(in thousands)	$698	$930	$740	$2,364	$1,980	$3,098
(1)	Six months ended June 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

24

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Variable Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.):

John R. Whitten	For:	2,509,343,092
	Withhold:	137,098,251
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Class I and Class III	For:	29,459,127
	Against:	1,261,598
	Abstain:	1,059,474
	Broker Non-Vote:	0

Class II	For:	198,431,581
	Against:	6,449,214
	Abstain:	12,033,276
	Broker Non-Vote:	0

25

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Agreement at a meeting held on June 16, 2010.

The Interim Agreement and the Current Agreement are substantially identical to the Prior Agreement except for their effective dates and the termination provisions of the Interim Agreement. Under the Current Agreement, the Advisor will provide the same services as provided by the Advisor, be subject to the same duties, and receive the same compensation rate as under the Prior Agreement.

Basis for Board Approval of Interim Agreement

In considering the approval of the Interim Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to

26

its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisorand certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

27

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Current Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

28

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

29

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

30

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

31

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

32

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

33

Notes

34

Notes

35

Notes

36

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1008
CL-SAN-68992

Semiannual Report
June 30, 2010

American Century Investments®

VP International Fund

Market Perspective	2
International Equity Total Returns	2

VP International

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Types of Investments in Portfolio	7
Investments by Country	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22

Other Information

Proxy Voting Results	26
Board Approval of Management Agreements	27
Additional Information	33
Index Definitions	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stocks Tumbled on Growing Worries

Global stock returns generally remained robust for the first several months of the period, as the rally unleashed in March 2009 continued through April 2010. Optimism regarding the global economic recovery and business sector gains helped keep stocks in positive territory.

Nevertheless, as spring set in, the global stock market advance ended abruptly, starting with the May 6 “Flash Crash” in the U.S. stock market, when the major indices plunged nearly 7% within 15 minutes. Furthermore, problems that had been percolating in Europe and in the global geopolitical arena boiled over in May and June, triggering a sharp stock market selloff. In particular, the expanding European government debt crisis beyond Greece, the downgrade of Spain’s credit rating, the worsening oil disaster in the Gulf of Mexico, and escalating tensions in the Middle East rattled investors’ nerves.

Overall, developed international equity markets significantly under-performed the U.S. market and the emerging markets. European stocks suffered the largest losses for the six-month period, as the mounting debt crisis worried investors. Exploding debt in Greece, Italy, Spain, Ireland, and Portugal all came under scrutiny.

Debt Remained the Roadblock to Growth

The sovereign debt problem did not just happen as a result of the recent financial turmoil or recession; it is a longer-term issue. Recent events only exacerbated the problem and accelerated its crisis nature.

In fact, sovereign solvency has emerged as one of the most significant roadblocks to growth. Currently, the market is focused on Europe, where severe austerity measures are required to get fiscal balances back in order. This is likely to trim 0.5% from European growth during the next year. The weaker euro should help offset some of the decline in growth, but the more export-oriented northern countries will be the main beneficiaries. Commodity-based countries, such as Australia and Norway, have been the most resilient and have seen more impressive economic recoveries. The debt crisis likely will mean European interest rates will remain accommodative for the remainder of 2010.

International Equity Total Returns
For the six months ended June 30, 2010 (in U.S. dollars)*
MSCI EAFE Index	-13.23%	MSCI Europe Index	-16.72%
MSCI EAFE Growth Index	-10.73%	MSCI World Free Index	-9.84%
MSCI EAFE Value Index	-15.73%	MSCI Japan Index	-2.71%
MSCI EM Index	-6.17%	*Total returns for periods less than one year are not annualized.

2

Performance

VP International

Total Returns as of June 30, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year	5 years	10 years	Inception	Date
Class I	AVIIX	-10.66%	10.31%	2.21%	-2.36%	4.65%	5/1/94
MSCI EAFE Index	—	-13.23%	5.92%	0.88%	0.16%	3.64%(2)	—
MSCI EAFE Growth Index	—	-10.73%	8.59%	1.68%	-1.61%	2.29%(2)	—
Class II	ANVPX	-10.81%	10.16%	2.03%	—	1.50%	8/15/01
Class III	AIVPX	-10.66%	10.31%	2.21%	—	3.07%	5/2/02
Class IV	AVPLX	-10.68%	10.32%	2.06%	—	3.57%	5/3/04
(1)	Total returns for periods less than one year are not annualized.
(2)	Since 4/30/94, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

VP International

Total Annual Fund Operating Expenses
Class I	Class II	Class III	Class IV
1.38%	1.53%	1.38%	1.53%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

VP International

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

The VP International portfolio returned -10.66%* for the six months ended June 30, 2010, compared with its benchmark, the MSCI EAFE Index, which returned -13.23%.

Investor confidence generally remained upbeat for the first several months of the period, as the global economic recovery appeared to gain momentum and stock prices continued to climb. But, in the period’s final two months, mounting concerns about the massive levels of sovereign debt in Greece, Spain, and other European nations put an end to the yearlong global stock market rally. Stock prices plunged, wiping out the gains achieved earlier in the period. International growth stocks fared slightly better than their value counterparts, while small-cap stocks outperformed large-cap stocks. Meanwhile, the euro tumbled sharply relative to the U.S. dollar, which added to the woes of foreign-based corporations.

Stock selection, primarily in the financials and consumer discretionary sectors, accounted for the portfolio’s outperformance relative to the benchmark. Our sector allocations also had an overall positive influence on the portfolio’s relative performance.

U.K., France Were Top Countries

From a regional perspective, the portfolio’s holdings in the United Kingdom, which ended the period as the largest country weighting, and France contributed the most to relative performance, due to favorable stock selection. In particular, an underweight position in troubled oil giant BP (which we sold during the period) and an overweight position in British technology company ARM Holdings, a designer of microchips used in mobile devices, digital TVs and other products, contributed positively. ARM Holdings benefited primarily from strong growth in the smart phone and tablet computer markets, and record royalty revenues, profits, and net cash generation.

At the opposite end of the spectrum, Japan and Norway represented the largest detractors to relative performance, primarily due to stock selection. Norway’s TGS Nopec Geophysical Co., which provides seismic data for the oil and gas industries, was among the portfolio’s largest performance detractors. The company’s stock price faltered in the wake of the oil spill in the Gulf of Mexico, which is within the company’s survey boundaries.

Financials, Consumer Discretionary Led Sector Results

Financials and consumer discretionary were the portfolio’s top-performing sectors for the six-month period. Strong stock selection in the commercial banking and consumer discretionary sectors accounted for the portfolio’s relative outperformance. Our stock selection was particularly effective in the auto industry, where our out-of-benchmark position in South Korea’s

*All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.

5

VP International

Hyundai Motor Co. was among the portfolio’s top-contributing stocks. In the challenging economic environment, consumers “traded down” for value, and Hyundai’s line of affordable cars benefited. Backed by a savvy, yet frugal, marketing strategy, the company continued to gain market share in a difficult climate for automakers.

Materials, Consumer Staples Sectors Lagged

The materials sector represented the portfolio’s largest performance detractor. Stock selection dragged down results, particularly in the metals and mining segment. Our overweight position in U.K.-based Lonmin, a miner of gold and platinum, was the portfolio’s largest detractor to performance due to falling metals prices late in the period.

The portfolio’s consumer staples sector also detracted from performance. While stock selection and an underweight position were slightly negative influences, currency returns accounted for the bulk of the lagging results.

Outlook

Global economic activity is improving, but significant headwinds remain—namely, the explosion of sovereign debt in developed nations. So far, government responses to the crisis have varied, and this lack of coordination may lead to divergent economic performance in the year ahead. We expect further volatility throughout the international stock markets, yet we will continue to focus on finding companies located in developed countries around the world (excluding the United States) with sustainable growth characteristics and promising long-term outlooks.

6

VP International

Top Ten Holdings
% of net assets
as of 6/30/10
BHP Billiton Ltd.	2.2%
Novartis AG	2.1%
Unilever NV CVA	1.7%
BG Group plc	1.6%
Nestle SA	1.6%
Saipem SpA	1.5%
Barclays plc	1.5%
Credit Suisse Group AG	1.4%
Vodafone Group plc	1.4%
Vale SA Preference Shares	1.3%

Types of Investments in Portfolio
% of net assets
as of 6/30/10
Foreign Common Stocks	99.5%
Other Assets and Liabilities	0.5%

Investments by Country
% of net assets
as of 6/30/10
United Kingdom	20.8%
Japan	14.8%
Switzerland	11.3%
Germany	7.4%
France	6.1%
Sweden	3.9%
Netherlands	3.8%
Australia	3.0%
People’s Republic of China	2.6%
Spain	2.5%
Brazil	2.4%
India	2.1%
Other Countries	18.8%
Other Assets and Liabilities	0.5%

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/10	6/30/10	1/1/10 – 6/30/10	Expense Ratio*
Actual
Class I	$1,000	$893.40	$6.62	1.41%
Class II	$1,000	$891.90	$7.32	1.56%
Class III	$1,000	$893.40	$6.62	1.41%
Class IV	$1,000	$893.20	$7.32	1.56%
Hypothetical
Class I	$1,000	$1,017.80	$7.05	1.41%
Class II	$1,000	$1,017.06	$7.80	1.56%
Class III	$1,000	$1,017.80	$7.05	1.41%
Class IV	$1,000	$1,017.06	$7.80	1.56%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

VP International

JUNE 30, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 99.5%			GERMANY — 7.4%
AUSTRALIA — 3.0%			Allianz SE	25,900	$ 2,571,778
BHP Billiton Ltd.	198,689	$ 6,179,198	BASF SE	30,920	1,686,890
			Bayerische Motoren
Commonwealth			Werke AG	50,030	2,419,863
Bank of Australia	40,940	1,659,321
			Daimler AG(2)	71,710	3,631,193
Wesfarmers Ltd.	29,614	709,020
		8,547,539	Fresenius Medical
			Care AG & Co. KGaA	59,603	3,224,503
AUSTRIA — 0.4%			Metro AG	41,140	2,091,542
Erste Group Bank AG	37,390	1,189,501	SAP AG	53,790	2,389,233
BELGIUM — 0.7%			Siemens AG	36,360	3,253,745
Anheuser-Busch InBev NV	43,239	2,076,942			21,268,747
BERMUDA(1)
			HONG KONG — 1.8%
Seadrill Ltd.	1,440	25,884	CNOOC Ltd.	1,656,000	2,823,011
BRAZIL — 2.4%			Li & Fung Ltd.	530,000	2,372,558
Banco Santander					5,195,569
Brasil SA ADR	156,550	1,617,162
Itau Unibanco Holding SA			INDIA — 2.1%
Preference Shares	75,940	1,369,024	Housing Development
Vale SA Preference Shares	181,500	3,841,163	Finance Corp. Ltd.	31,764	1,995,262
		6,827,349	Infosys Technologies Ltd.	49,160	2,937,871
CANADA — 1.0%			Larsen & Toubro Ltd.	29,830	1,156,905
Canadian National					6,090,038
Railway Co.	48,020	2,752,055	INDONESIA — 1.4%
CZECH REPUBLIC — 0.9%			PT Adaro Energy Tbk	3,389,000	735,457
CEZ AS	60,400	2,480,402	PT Bank Mandiri
DENMARK — 1.6%			(Persero) Tbk	2,129,500	1,386,535
Carlsberg A/S B Shares	21,800	1,657,397	PT Bank Rakyat Indonesia	1,226,000	1,238,310
Novo Nordisk A/S B Shares	36,344	2,931,713	PT United Tractors Tbk	385,500	787,236
		4,589,110			4,147,538
FINLAND — 0.5%			IRELAND — 0.6%
			Ryanair Holdings plc ADR(2)	64,833	1,756,326
Fortum Oyj	64,070	1,410,449
FRANCE — 6.1%			ISRAEL — 0.5%
Air Liquide SA	26,922	2,704,100	Teva Pharmaceutical
			Industries Ltd. ADR	27,880	1,449,481
BNP Paribas	42,355	2,261,520	ITALY — 1.5%
Cie Generale d’Optique
Essilor International SA	24,440	1,455,167	Saipem SpA	143,409	4,358,318
Danone SA	32,744	1,748,594	JAPAN — 14.8%
LVMH Moet Hennessy			Asahi Glass Co. Ltd.	146,000	1,362,240
Louis Vuitton SA	28,870	3,144,742	Canon, Inc.	88,600	3,303,281
Pernod-Ricard SA	34,822	2,693,719	Fanuc Ltd.	30,800	3,455,453
Total SA	48,490	2,158,023	HOYA Corp.	80,700	1,713,577
Vallourec SA	8,280	1,413,739	Komatsu Ltd.	150,200	2,714,124
		17,579,604	Mitsubishi Corp.	172,800	3,600,775

10

VP International

	Shares	Value		Shares	Value
Mitsubishi UFJ Financial			SOUTH KOREA — 1.8%
Group, Inc.	486,200	$ 2,204,022	Hyundai Motor Co.	22,898	$ 2,682,318
Mitsui O.S.K. Lines Ltd.	244,000	1,610,253	Samsung
Nidec Corp.	19,500	1,633,203	Electronics Co. Ltd.	3,820	2,398,531
Nintendo Co. Ltd.	3,400	990,408			5,080,849
Nissan Motor Co. Ltd.(2)	181,800	1,260,278	SPAIN — 2.5%
Nitori Co. Ltd.	17,500	1,506,261	Banco Bilbao Vizcaya
Nomura ETF - Nikkei 225	10,710	1,138,013	Argentaria SA	334,670	3,452,618
Omron Corp.	79,300	1,714,993	Banco Santander SA	200,181	2,103,499
ORIX Corp.	36,340	2,639,474	Inditex SA	28,010	1,588,596
Rakuten, Inc.	3,383	2,443,157			7,144,713
Shin-Etsu Chemical Co. Ltd.	26,600	1,237,493	SWEDEN — 3.9%
SOFTBANK CORP.	82,100	2,170,032	Alfa Laval AB	137,620	1,777,598
Unicharm Corp.	31,400	3,536,067	Atlas Copco AB A Shares	213,140	3,120,296
Yahoo! Japan Corp.	5,225	2,076,599	Telefonaktiebolaget LM
			Ericsson B Shares	295,890	3,294,379
		42,309,703
			Volvo AB B Shares(2)	274,970	3,023,790
LUXEMBOURG — 1.0%
Millicom International					11,216,063
Cellular SA	35,942	2,913,818	SWITZERLAND — 11.3%
MACAU — 0.3%			Adecco SA	27,770	1,310,263
Wynn Macau Ltd.(2)	580,428	949,568	Credit Suisse Group AG	108,310	4,070,697
NETHERLANDS — 3.8%			Holcim Ltd.	27,780	1,859,513
Akzo Nobel NV	29,820	1,542,532	Kuehne + Nagel
			International AG	31,650	3,241,897
ASML Holding NV	47,280	1,298,378
			Nestle SA	95,890	4,626,690
Royal Dutch Shell plc
B Shares	133,970	3,243,591	Novartis AG	124,760	6,052,911
Unilever NV CVA	174,769	4,765,130	Roche Holding AG	23,056	3,166,133
		10,849,631	Sonova Holding AG	21,290	2,610,792
NORWAY — 0.8%			Swatch Group AG (The)	11,770	3,293,983
Telenor ASA	190,250	2,389,263	Syngenta AG	5,320	1,228,491
PEOPLE’S REPUBLIC OF CHINA — 2.6%			Xstrata plc	60,950	798,527
Baidu, Inc. ADR(2)	22,500	1,531,800			32,259,897
Ctrip.com			TAIWAN (REPUBLIC OF CHINA) — 1.6%
International Ltd. ADR(2)	19,540	733,923	Hon Hai Precision
			Industry Co. Ltd.(2)	389,000	1,366,216
Industrial & Commercial
Bank of China Ltd. H Shares	4,040,000	2,933,484	HTC Corp.	175,000	2,321,756
Mindray Medical			Taiwan Semiconductor
International Ltd. ADR	34,924	1,097,312	Manufacturing Co. Ltd. ADR	79,086	771,879
Tencent Holdings Ltd.	48,200	794,838			4,459,851
ZTE Corp. H Shares	70,800	214,752	TURKEY — 0.3%
		7,306,109	Turkiye Garanti Bankasi AS	206,910	857,238
POLAND — 1.1%			UNITED KINGDOM — 20.8%
Powszechna Kasa			Admiral Group plc	131,274	2,744,735
Oszczednosci Bank Polski SA	290,420	3,094,313	Antofagasta plc	92,264	1,070,967
SINGAPORE — 1.0%			ARM Holdings plc	640,000	2,647,933
United Overseas Bank Ltd.	198,532	2,758,024	Associated British Foods plc	96,850	1,392,053

11

VP International

	Shares	Value	Market Sector Diversification
Autonomy Corp. plc(2)	30,693	$ 828,349	(as a % of net assets)
Barclays plc	1,088,744	4,316,350	Financials	18.8%
BG Group plc	313,080	4,634,554	Industrials	15.4%
British Airways plc(2)	220,180	638,972	Consumer Discretionary	13.2%
British American			Consumer Staples	11.6%
Tobacco plc	70,513	2,232,780	Information Technology	11.4%
Capita Group plc (The)	102,720	1,127,000	Materials	8.7%
Carnival plc	52,215	1,673,604	Health Care	7.7%
Compass Group plc	449,778	3,412,463	Energy	6.9%
HSBC Holdings plc			Telecommunication Services	4.0%
(Hong Kong)	398,872	3,654,032	Utilities	1.4%
Intercontinental			Diversified	0.4%
Hotels Group plc	128,690	2,004,366
			Other Assets and Liabilities	0.5%
ITV plc(2)	3,250,710	2,419,890
Kingfisher plc	779,849	2,420,159	Notes to Schedule of Investments
Lonmin plc(2)	126,810	2,646,801	ADR = American Depositary Receipt
Petrofac Ltd.	31,510	554,064	CVA = Certificaten Van Aandelen
Reckitt Benckiser Group plc	49,257	2,278,461	(1) Category is less than 0.05% of total net assets.
Rolls-Royce Group plc(2)	262,284	2,184,178	(2) Non-income producing.
Rolls-Royce Group plc
C Shares(2)	23,605,560	35,269
Schroders plc	74,476	1,340,323
			See Notes to Financial Statements.
Smiths Group plc	95,960	1,518,758
Standard Chartered plc	99,545	2,416,546
Tesco plc	633,110	3,564,711
Tullow Oil plc	74,223	1,105,604
Vodafone Group plc	1,935,870	4,011,550
Wolseley plc(2)	37,060	724,542
		59,599,014
TOTAL INVESTMENT
SECURITIES — 99.5%
(Cost $252,157,098)		284,932,906
OTHER ASSETS
AND LIABILITIES — 0.5%		1,525,745
TOTAL NET ASSETS — 100.0%		$286,458,651

12

Statement of Assets and Liabilities

JUNE 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $252,157,098)			$284,932,906
Foreign currency holdings, at value (cost of $177,319)			176,815
Receivable for investments sold			4,850,017
Receivable for capital shares sold			92,599
Dividends and interest receivable			1,258,256
Other assets			51,379
			291,361,972

Liabilities
Disbursements in excess of demand deposit cash			315,011
Payable for investments purchased			3,833,271
Payable for capital shares redeemed			361,805
Accrued management fees			337,125
Distribution fees payable			14,364
Accrued foreign taxes			41,745
			4,903,321

Net Assets			$286,458,651

Net Assets Consist of:
Capital (par value and paid-in surplus)			$ 378,584,677
Undistributed net investment income			1,743,579
Accumulated net realized loss on investment and foreign currency transactions			(126,633,568)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies			32,763,963
			$ 286,458,651

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$217,824,511	32,255,697	$6.75
Class II, $0.01 Par Value	$65,968,805	9,781,292	$6.74
Class III, $0.01 Par Value	$1,080,407	160,009	$6.75
Class IV, $0.01 Par Value	$1,584,928	234,880	$6.75

See Notes to Financial Statements.

13

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $518,137)	$ 4,676,271
Interest	353
4,676,624
Expenses:
Management fees	2,181,831
Distribution fees:
Class II	92,952
Class IV	2,236
Directors’ fees and expenses	5,387
Other expenses	30,717
2,313,123

Net investment income (loss)	2,363,501

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	18,886,462
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $8,118)	(1,891,823)
16,994,639

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $34,078)	(42,398,476)
Translation of assets and liabilities in foreign currencies	(12,749,006)
(55,147,482)

Net realized and unrealized gain (loss)	(38,152,843)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(35,789,342)

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 2,363,501	$ 4,845,670
Net realized gain (loss)	16,994,639	(28,745,141)
Change in net unrealized appreciation (depreciation)	(55,147,482)	128,459,323
Net increase (decrease) in net assets resulting from operations	(35,789,342)	104,559,852

Distributions to Shareholders
From net investment income:
Class I	(5,717,601)	(6,562,603)
Class II	(1,648,133)	(1,485,016)
Class III	(28,019)	(1,201,826)
Class IV	(39,828)	(215,200)
Decrease in net assets from distributions	(7,433,581)	(9,464,645)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(12,471,558)	(207,960,526)

Redemption Fees
Increase in net assets from redemption fees	11	6,342

Net increase (decrease) in net assets	(55,694,470)	(112,858,977)

Net Assets
Beginning of period	342,153,121	455,012,098
End of period	$286,458,651	$342,153,121

Undistributed net investment income	$1,743,579	$6,813,659

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in stocks of foreign companies that management believes will increase in value over time. The fund will invest primarily in securities of issuers located in at least three developed countries (excluding the United States). The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue Class I, Class II, Class III and Class IV. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

16

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

17

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2009, the fund had accumulated capital losses of $(133,383,673), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(54,865,268) and $(78,518,405) expire in 2016 and 2017, respectively.

The fund has elected to treat $(45,024) of net foreign currency losses incurred in the two-month period ended December 31, 2009, as having been incurred in the following fiscal year for federal income tax purposes.

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with American Century Global Investment Management, Inc. (ACGIM) (the investment advisor) (see Note 8), under which ACGIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class ranges from 1.00% to 1.50% for Class I and Class III and from 0.90% to 1.40% for Class II and Class IV. The effective annual management fee for each class for the six months ended June 30, 2010 was 1.40%, 1.30%, 1.40% and 1.30% for Class I, Class II, Class III and Class IV, respectively.

18

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the cash portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the fund.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan for Class II and a separate Master Distribution Plan for Class IV (collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that Class II and Class IV will each pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2010, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACGIM, the corporation’s subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2010, were $203,185,196 and $221,060,995, respectively.

As of June 30, 2010, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$258,954,192
Gross tax appreciation of investments	$ 39,618,595
Gross tax depreciation of investments	(13,639,881)
Net tax appreciation (depreciation) of investments	$ 25,978,714

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

19

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	2,066,757	$ 15,263,707	7,095,970	$ 48,466,746
Issued in reinvestment of distributions	746,423	5,717,601	1,396,297	6,562,603
Redeemed	(4,025,608)	(29,228,677)	(27,377,793)	(172,615,429)
	(1,212,428)	(8,247,369)	(18,885,526)	(117,586,080)
Class II/Shares Authorized	100,000,000		100,000,000
Sold	199,546	1,471,372	415,217	2,559,962
Issued in reinvestment of distributions	215,442	1,648,133	316,635	1,485,016
Redeemed	(1,013,146)	(7,256,911)	(3,152,095)	(19,034,401)
	(598,158)	(4,137,406)	(2,420,243)	(14,989,423)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	18,336	130,998	297,305	1,704,952
Issued in reinvestment of distributions	3,658	28,019	255,708	1,201,826
Redeemed	(21,945)	(158,003)	(10,053,116)	(67,546,733)
	49	1,014	(9,500,103)	(64,639,955)
Class IV/Shares Authorized	50,000,000		50,000,000
Sold	9,516	71,422	140,473	868,479
Issued in reinvestment of distributions	5,200	39,828	45,787	215,200
Redeemed	(27,722)	(199,047)	(1,771,777)	(11,828,747)
	(13,006)	(87,797)	(1,585,517)	(10,745,068)
Net increase (decrease)	(1,823,543)	$(12,471,558)	(32,391,389)	$(207,960,526)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

20

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of June 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Total Value of Investment Securities	$11,871,701	$273,061,205	—

6. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended June 30, 2010, the fund did not utilize the program.

8. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory and subadvisory agreements. Under the 1940 Act, an assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund will be managed until a new agreement is approved by fund shareholders. The interim agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The new agreement is also substantially identical to the terminated agreement (except for the date, the substitution of ACIM for ACGIM and certain other non-material changes). In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

21

Financial Highlights

VP International

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$7.73	$5.94	$11.86	$10.12	$8.23	$7.35
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.06	0.08	0.13	0.11	0.05	0.09
Net Realized and
Unrealized Gain (Loss)	(0.86)	1.84	(5.06)	1.70	1.98	0.88
Total From
Investment Operations	(0.80)	1.92	(4.93)	1.81	2.03	0.97
Distributions
From Net
Investment Income	(0.18)	(0.13)	(0.08)	(0.07)	(0.14)	(0.09)
From Net Realized Gains	—	—	(0.91)	—	—	—
Total Distributions	(0.18)	(0.13)	(0.99)	(0.07)	(0.14)	(0.09)
Net Asset Value,
End of Period	$6.75	$7.73	$5.94	$11.86	$10.12	$8.23

Total Return(3)	(10.66)%	33.76%	(44.82)%	18.06%	25.03%	13.25%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.41%(4)	1.37%	1.24%	1.20%	1.23%	1.23%
Ratio of Net Investment
Income (Loss)
to Average Net Assets	1.53%(4)	1.30%	1.45%	1.00%	0.57%	1.15%
Portfolio Turnover Rate	64%	126%	116%	101%	98%	97%
Net Assets, End of Period
(in thousands)	$217,825	$258,873	$310,899	$702,517	$620,235	$558,013
(1)	Six months ended June 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

22

VP International

Class II
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$7.72	$5.93	$11.84	$10.10	$8.22	$7.34
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.05	0.07	0.11	0.09	0.04	0.07
Net Realized and
Unrealized Gain (Loss)	(0.87)	1.84	(5.05)	1.71	1.97	0.88
Total From
Investment Operations	(0.82)	1.91	(4.94)	1.80	2.01	0.95
Distributions
From Net
Investment Income	(0.16)	(0.12)	(0.06)	(0.06)	(0.13)	(0.07)
From Net Realized Gains	—	—	(0.91)	—	—	—
Total Distributions	(0.16)	(0.12)	(0.97)	(0.06)	(0.13)	(0.07)
Net Asset Value,
End of Period	$6.74	$7.72	$5.93	$11.84	$10.10	$8.22

Total Return(3)	(10.81)%	33.63%	(44.90)%	17.92%	24.74%	13.11%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.56%(4)	1.52%	1.39%	1.35%	1.38%	1.38%
Ratio of Net Investment
Income (Loss)
to Average Net Assets	1.38%(4)	1.15%	1.30%	0.85%	0.42%	1.00%
Portfolio Turnover Rate	64%	126%	116%	101%	98%	97%
Net Assets, End of Period
(in thousands)	$65,969	$80,128	$75,869	$175,972	$160,914	$123,337
(1)	Six months ended June 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

23

VP International

Class III
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$7.73	$5.94	$11.86	$10.12	$8.23	$7.36
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.06	0.11	0.13	0.11	0.05	0.09
Net Realized and
Unrealized Gain (Loss)	(0.86)	1.81	(5.06)	1.70	1.98	0.87
Total From
Investment Operations	(0.80)	1.92	(4.93)	1.81	2.03	0.96
Distributions
From Net
Investment Income	(0.18)	(0.13)	(0.08)	(0.07)	(0.14)	(0.09)
From Net Realized Gains	—	—	(0.91)	—	—	—
Total Distributions	(0.18)	(0.13)	(0.99)	(0.07)	(0.14)	(0.09)
Net Asset Value,
End of Period	$6.75	$7.73	$5.94	$11.86	$10.12	$8.23

Total Return(3)	(10.66)%	33.76%	(44.82)%	18.06%	25 .03%	13.10%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.41%(4)	1.37%	1.24%	1.20%	1.23%	1.23%
Ratio of Net Investment
Income (Loss)
to Average Net Assets	1.53%(4)	1.30%	1.45%	1.00%	0.57%	1.15%
Portfolio Turnover Rate	64%	126%	116%	101%	98%	97%
Net Assets, End of Period
(in thousands)	$1,080	$1,237	$57,369	$128,447	$121,320	$107,098
(1)	Six months ended June 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

24

VP International

Class IV
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$7.72	$5.93	$11.85	$10.10	$8.22	$7.35
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.05	0.09	0.12	0.09	0.04	0.08
Net Realized and
Unrealized Gain (Loss)	(0.86)	1.82	(5.07)	1.72	1.97	0.87
Total From
Investment Operations	(0.81)	1.91	(4.95)	1.81	2.01	0.95
Distributions
From Net
Investment Income	(0.16)	(0.12)	(0.06)	(0.06)	(0.13)	(0.08)
From Net Realized Gains	—	—	(0.91)	—	—	—
Total Distributions	(0.16)	(0.12)	(0.97)	(0.06)	(0.13)	(0.08)
Net Asset Value,
End of Period	$6.75	$7.72	$5.93	$11.85	$10.10	$8.22

Total Return(3)	(10.68)%	33.63%	(44.95)%	17.90%	24.86%	12.97%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.56%(4)	1.52%	1.39%	1.35%	1.38%	1.38%
Ratio of Net Investment
Income (Loss)
to Average Net Assets	1.38%(4)	1.15%	1.30%	0.85%	0.42%	1.00%
Portfolio Turnover Rate	64%	126%	116%	101%	98%	97%
Net Assets, End of Period
(in thousands)	$1,585	$1,915	$10,874	$23,306	$13,788	$10,420
(1)	Six months ended June 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

25

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Variable Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.):

John R. Whitten	For:	2,509,343,092
	Withhold:	137,098,251
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Class I and Class III	For:	205,316,036
	Against:	5,943,193
	Abstain:	7,269,034
	Broker Non-Vote:	0

Class II and Class IV	For:	74,585,224
	Against:	2,590,105
	Abstain:	3,178,809
	Broker Non-Vote:	0

26

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor, along with American Century Global Investment Management, Inc. (ACGIM) (together, the “Advisors”) previously served as investment advisors to the Fund pursuant to management agreements (the “Prior Management Agreements”) and interim management agreements (the “Interim Management Agreements”). The Interim Management Agreements terminated in accordance with their terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreements terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreements in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Agreements and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Agreement at a meeting held on June 16, 2010.

The Interim Agreements and the Current Agreement are substantially identical to the Prior Agreements except for their effective dates and the termination provisions of the Interim Agreements. Under the Current Agreement, the Advisor will provide the same services as provided by the Advisor, be subject to the same duties, and receive the same compensation rate as under the Prior Agreements.

Basis for Board Approval of Interim Agreements

In considering the approval of the Interim Agreements, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

27

In evaluating the Interim Agreements, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreements, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisors;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreements;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisors and the overall profitability of the Advisors;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisors; and

28

• consideration of collateral or “fall-out” benefits derived by the Advisors from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Current Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

29

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

30

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

31

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

32

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

33

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE Growth Index is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE Value Index is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The MSCI Europe Index is designed to measure equity market performance in Europe.

The MSCI Japan Index is designed to measure equity market performance in Japan.

The MSCI World Free Index represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

34

Notes

35

Notes

36

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1008
CL-SAN-68990

Semiannual Report
June 30, 2010

American Century Investments®

VP Capital Appreciation Fund

Market Perspective	2
U.S. Stock Index Returns	2

VP Capital Appreciation

Performance	3
Portfolio Commentary	4
Top Ten Holdings	6
Top Five Industries	6
Types of Investments in Portfolio	6

Shareholder Fee Example	7

Financial Statements

Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	19

Other Information

Proxy Voting Results	20
Board Approval of Management Agreements	21
Additional Information	27
Index Definitions	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

The U.S. stock market posted negative returns for the six months ended June 30, 2010, with the bulk of the decline occurring over the last two months of the period as investor sentiment shifted dramatically.

Stocks began 2010 on a positive note, gaining ground in the first four months of the year and extending the broad market rally that began in March 2009. Investors cheered the improving U.S. economy, which appeared to remain on a gradual path to recovery following the severe recession in late 2008 and early 2009. Emerging evidence of recovery included increased manufacturing activity, a pickup in consumer spending, and signs of stabilization in the housing sector. In addition, corporate earnings continued to exceed expectations as many companies were able to boost profit margins thanks to aggressive cost-cutting measures.

However, market conditions changed abruptly toward the end of April as persistent worries about sovereign debt problems in Europe and questions about the sustainability of the domestic economic recovery (validated to some degree by weaker economic data late in the period) weighed on investor confidence. Consequently, the equity market peaked in late April and then reversed direction in May and June. In addition, market volatility increased dramatically—the S&P 500 Index moved up or down by more than 1% on nearly half of the trading days in the second quarter of 2010.

The decline over the last two months of the period erased the market’s gains from earlier in the year, resulting in negative returns overall for the six-month period. Although stocks fell across the board in the first half of 2010 (see the table below), small-cap stocks held up the best, while large-cap shares suffered the biggest losses. Meanwhile, value issues outperformed their growth-oriented counterparts across all market capitalizations. The financials sector, which is by far the heaviest sector weighting in most value indices, was among the better-performing sectors in the stock market during the six-month period. In contrast, most growth indices are dominated by the information technology sector, which was one of the weaker-performing sectors in the market.

U.S. Stock Index Returns
For the six months ended June 30, 2010*
Russell 1000 Index (Large-Cap)	–6.40%	Russell 2000 Index (Small-Cap)	–1.95%
Russell 1000 Value Index	–5.12%	Russell 2000 Value Index	–1.64%
Russell 1000 Growth Index	–7.65%	Russell 2000 Growth Index	–2.31%
Russell Midcap Index	–2.06%	*Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	–0.88%
Russell Midcap Growth Index	–3.31%

2

Performance

VP Capital Appreciation

Total Returns as of June 30, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year	5 years	10 years	Inception	Date
Class I	AVCIX	-3.25%	19.22%	7.24%	0.16%	7.11%	11/20/87
Russell Midcap
Growth Index	—	-3.31%	21.30%	1.37%	-1.99%	10.07%(2)	—
(1)	Total returns for periods less than one year are not annualized.
(2)	Since 11/30/87, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Total Annual Fund Operating Expenses
Class I	1.01%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Portfolio Commentary

VP Capital Appreciation

Portfolio Managers: David Hollond, Greg Walsh

Performance Summary

VP Capital Appreciation declined -3.25%* for the six months ended June 30, 2010, slightly outperforming the -3.31% decline of the portfolio’s benchmark, the Russell Midcap Growth Index.

As described on page 2, equity indices faltered during the reporting period, ending the rally that had begun in the first quarter of 2009. Leading the decline were signs of weakness in the U.S. and abroad, causing concerns of a double-dip recession. The European sovereign debt crisis also had a dampening effect, reigniting fears about the health of the global financial system. In this environment, investors fled sectors and companies that tend to be economically sensitive in favor of more defensive choices. Stocks that exhibit accelerating growth, a factor that the VP Capital Appreciation team looks for in portfolio holdings, lagged during the reporting period.

Within the portfolio, effective stock decisions in the energy, information technology, and industrials sectors benefited VP Capital Appreciation’s relative returns. An underweight allocation to the utilities sector further added to relative performance. Partially trimming those results, poor stock selection in the consumer discretionary and health care sectors detracted from VP Capital Appreciation’s performance relative to the benchmark.

Energy, Information Technology Led Gains

Although the energy and information technology sectors detracted from performance on an absolute basis, returns from the sectors outpaced those for the benchmark. In the energy sector, a substantial overweight stake in Core Laboratories NV, a maker of oil and gas production enhancement equipment, contributed to VP Capital Appreciation’s returns. The company delivered rising earnings and raised its guidance for future earnings amid higher demand from drillers. Elsewhere in the sector, onshore oil driller Concho Resources contributed to gains, benefiting from a rotation to onshore drillers in the wake of the disastrous oil spill in the Gulf of Mexico.

In the information technology sector, VP Capital Appreciation held an overweight stake in networking company F5 Networks. The company, which manages networks to optimize online application use, benefited from increased demand as a result of the popularity of social networking sites. A position in personal computer maker Apple Inc. also helped absolute and relative performance. The company, which is not a member of the benchmark, announced higher than expected earnings due to solid sales growth of its iPhone and iPad devices during the period.

*Total returns for periods less than one year are not annualized.

4

VP Capital Appreciation

Industrials, Utilities Contributed

The industrials sector was also a key source of outperformance for VP Capital Appreciation. In the sector, the portfolio benefited from an overweight stake in Fastenal Corp. The distributor of industrial and construction supplies experienced improved earnings as sales climbed.

Elsewhere within the industrials sector, the portfolio was rewarded for an overweight position in railroad company Kansas City Southern. An improvement in economic activity during the period led to increased shipping demand, translating into accelerating volumes for the company.

VP Capital Appreciation held only one position in the utilities sector. This substantial underweight allocation to the sector benefited performance, as utilities stocks as a group underperformed most other sectors in the benchmark.

Consumer Discretionary, Health Care Detracted from Relative Performance

The consumer discretionary sector was a source of underperformance relative to the benchmark. Within the sector, VP Capital Appreciation maintained an overweight position in online travel company priceline.com, which had performed well in past reporting periods amid increasing travel and online bookings. During the reporting period, though, a volcanic eruption in Iceland and political unrest in Thailand were among factors that weakened demand.

Within the household durables industry group, an overweight stake in Harman International Industries proved detrimental. The maker of audio products had benefited from previous design wins amid a recovery in automobile demand and also from aggressive cost-cutting actions. During the reporting period, however, the company’s earnings and guidance for future earnings were lowered due to slowing demand.

In the health care sector, poor stock selection hurt relative returns. Choices in the life sciences tools and supplies, health care equipment, and health care providers industry groups collectively weighed on performance relative to the benchmark.

Outlook

VP Capital Appreciation’s investment process focuses primarily on medium sized companies with accelerating earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index. Although stocks exhibiting these characteristics have faced a headwind in previous quarters, the investment team is cautiously optimistic that trends will improve, based on current fundamentals and a long history of utilizing these characteristics in the investment process. We continue to strive for smart risk taking with regard to portfolio construction.

5

VP Capital Appreciation

Top Ten Holdings
% of net assets as of 6/30/10
Fastenal Co.	2.8%
F5 Networks, Inc.	2.7%
SBA Communications Corp., Class A	2.3%
Apple, Inc.	2.3%
Whirlpool Corp.	2.1%
Ctrip.com International Ltd. ADR	2.0%
Agilent Technologies, Inc.	1.9%
Express Scripts, Inc.	1.8%
Whole Foods Market, Inc.	1.7%
O’Reilly Automotive, Inc.	1.7%

Top Five Industries
% of net assets as of 6/30/10
Specialty Retail	5.6%
Wireless Telecommunication Services	4.4%
Health Care Equipment & Supplies	4.4%
Software	4.4%
Semiconductors & Semiconductor Equipment	4.2%

Types of Investments in Portfolio
% of net assets as of 6/30/10
Domestic Common Stocks	88.3%
Foreign Common Stocks*	9.7%
Total Common Stocks	98.0%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	0.1%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/10	6/30/10	1/1/10 – 6/30/10	Expense Ratio*
Actual	$1,000	$967.50	$4.93	1.01%
Hypothetical	$1,000	$1,019.79	$5.06	1.01%
*Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

7

Schedule of Investments

VP Capital Appreciation

JUNE 30, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 98.0%			ELECTRICAL EQUIPMENT — 3.0%
AEROSPACE & DEFENSE — 3.2%			American
			Superconductor Corp.(1)	50,200	$ 1,339,838
BE Aerospace, Inc.(1)	95,200	$ 2,420,936
			Cooper Industries plc	82,500	3,630,000
Goodrich Corp.	63,900	4,233,375	Rockwell Automation, Inc.	53,500	2,626,315
Precision Castparts Corp.	15,000	1,543,800			7,596,153
		8,198,111	ELECTRONIC EQUIPMENT,
AIR FREIGHT & LOGISTICS — 1.0%			INSTRUMENTS & COMPONENTS — 3.8%
Expeditors International			Agilent Technologies, Inc.(1)	168,100	4,779,083
of Washington, Inc.	73,300	2,529,583	Amphenol Corp., Class A	44,900	1,763,672
AIRLINES — 1.4%			Dolby Laboratories, Inc.,
Delta Air Lines, Inc.(1)	151,900	1,784,825	Class A(1)	52,500	3,291,225
UAL Corp.(1)	90,700	1,864,792			9,833,980
		3,649,617	ENERGY EQUIPMENT & SERVICES — 2.2%
BIOTECHNOLOGY — 2.7%			Core Laboratories NV	22,200	3,276,942
Alexion			FMC Technologies, Inc.(1)	45,600	2,401,296
Pharmaceuticals, Inc.(1)	54,700	2,800,093
					5,678,238
Celgene Corp.(1)	34,400	1,748,208	FOOD & STAPLES RETAILING — 2.4%
United Therapeutics Corp.(1)	46,700	2,279,427	Costco Wholesale Corp.	32,900	1,803,907
		6,827,728	Whole Foods Market, Inc.(1)	123,000	4,430,460
BUILDING PRODUCTS — 0.9%					6,234,367
Lennox International, Inc.	56,000	2,327,920	FOOD PRODUCTS — 1.2%
CHEMICALS — 2.2%			Mead Johnson Nutrition Co.	63,300	3,172,596
Albemarle Corp.	78,400	3,113,264	GAS UTILITIES — 0.5%
Ecolab, Inc.	59,300	2,663,163	National Fuel Gas Co.	29,400	1,348,872
		5,776,427	HEALTH CARE EQUIPMENT & SUPPLIES — 4.4%
COMMERCIAL BANKS — 1.2%			C.R. Bard, Inc.	54,300	4,209,879
Comerica, Inc.	85,300	3,141,599	Intuitive Surgical, Inc.(1)	8,600	2,714,332
COMMUNICATIONS EQUIPMENT — 3.5%			Masimo Corp.	34,200	814,302
F5 Networks, Inc.(1)	100,600	6,898,142	Varian Medical
JDS Uniphase Corp.(1)	143,300	1,410,072	Systems, Inc.(1)	68,300	3,570,724
Polycom, Inc.(1)	21,500	640,485			11,309,237
		8,948,699	HEALTH CARE PROVIDERS & SERVICES — 3.2%
COMPUTERS & PERIPHERALS — 3.9%			Express Scripts, Inc.(1)	97,900	4,603,258
Apple, Inc.(1)	23,643	5,946,924	Medco Health
Lexmark International, Inc.,			Solutions, Inc.(1)	64,800	3,569,184
Class A(1)	99,300	3,279,879			8,172,442
Seagate Technology(1)	70,300	916,712	HEALTH CARE TECHNOLOGY — 1.4%
		10,143,515	SXC Health
			Solutions Corp.(1)	48,461	3,549,768
CONSUMER FINANCE — 2.3%
AmeriCredit Corp.(1)	168,200	3,064,604	HOTELS, RESTAURANTS & LEISURE — 3.9%
Discover Financial Services	210,341	2,940,567	Ctrip.com International Ltd.
			ADR(1)	136,838	5,139,635
		6,005,171	Las Vegas Sands Corp.(1)	34,500	763,830

8

VP Capital Appreciation

	Shares	Value		Shares	Value
Royal Caribbean			PHARMACEUTICALS — 1.4%
Cruises Ltd.(1)	89,000	$ 2,026,530	Shire plc ADR	60,500	$ 3,713,490
Starwood Hotels &			REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.7%
Resorts Worldwide, Inc.	52,500	2,175,075	AvalonBay Communities, Inc.	20,300	1,895,411
		10,105,070	REAL ESTATE MANAGEMENT
HOUSEHOLD DURABLES — 2.9%			& DEVELOPMENT — 1.3%
Stanley Black & Decker, Inc.	40,900	2,066,268	CB Richard Ellis Group, Inc.,
Whirlpool Corp.	62,600	5,497,532	Class A(1)	239,100	3,254,151
		7,563,800	ROAD & RAIL — 2.4%
INSURANCE — 0.9%			J.B. Hunt Transport
Genworth Financial, Inc.,			Services, Inc.	81,600	2,665,872
Class A(1)	176,544	2,307,430	Kansas City Southern(1)	99,200	3,605,920
INTERNET & CATALOG RETAIL — 1.6%					6,271,792
priceline.com, Inc.(1)	23,730	4,189,294	SEMICONDUCTORS &
INTERNET SOFTWARE & SERVICES — 3.2%			SEMICONDUCTOR EQUIPMENT — 4.2%
Baidu, Inc. ADR(1)	58,300	3,969,064	Analog Devices, Inc.	53,100	1,479,366
Equinix, Inc.(1)	22,900	1,859,938	Atheros
			Communications, Inc.(1)	84,900	2,338,146
WebMD Health Corp.(1)	52,600	2,442,218
			Cavium Networks, Inc.(1)	50,000	1,309,500
		8,271,220	Cypress
IT SERVICES — 1.3%			Semiconductor Corp.(1)	293,100	2,942,724
Cognizant Technology			Veeco Instruments, Inc.(1)	78,800	2,701,264
Solutions Corp., Class A(1)	65,600	3,283,936
					10,771,000
LIFE SCIENCES TOOLS & SERVICES — 1.9%
			SOFTWARE — 4.4%
Illumina, Inc.(1)	34,100	1,484,373
			Autodesk, Inc.(1)	45,300	1,103,508
Life Technologies Corp.(1)	71,500	3,378,375
			Citrix Systems, Inc.(1)	73,000	3,082,790
		4,862,748
			Intuit, Inc.(1)	52,300	1,818,471
MACHINERY — 2.4%
			Rovi Corp.(1)	53,700	2,035,767
ArvinMeritor, Inc.(1)	90,300	1,182,930
			salesforce.com, inc.(1)	37,300	3,201,086
Cummins, Inc.	61,700	4,018,521
Flowserve Corp.	12,315	1,044,312			11,241,622
		6,245,763	SPECIALTY RETAIL — 5.6%
			AnnTaylor Stores Corp.(1)	67,400	1,096,598
MEDIA — 0.7%
			AutoZone, Inc.(1)	8,600	1,661,692
Imax Corp.(1)	126,800	1,851,280
METALS & MINING — 1.3%			J. Crew Group, Inc.(1)	51,100	1,880,991
Cliffs Natural Resources, Inc.	38,500	1,815,660	O’Reilly Automotive, Inc.(1)	92,000	4,375,520
United States Steel Corp.	39,500	1,522,725	PetSmart, Inc.	65,300	1,970,101
		3,338,385	Williams-Sonoma, Inc.	139,900	3,472,318
MULTILINE RETAIL — 2.5%					14,457,220
Dollar Tree, Inc.(1)	44,250	1,842,128	TEXTILES, APPAREL & LUXURY GOODS — 0.5%
Kohl’s Corp.(1)	32,400	1,539,000	Lululemon Athletica, Inc.(1)	32,500	1,209,650
Nordstrom, Inc.	97,100	3,125,649	TRADING COMPANIES & DISTRIBUTORS — 3.7%
		6,506,777	Fastenal Co.	143,700	7,212,303
OIL, GAS & CONSUMABLE FUELS — 2.4%			MSC Industrial Direct Co.,
			Class A	47,470	2,404,830
Concho Resources, Inc.(1)	59,300	3,281,069
					9,617,133
Pioneer Natural
Resources Co.	47,000	2,794,150
		6,075,219

9

VP Capital Appreciation

Shares		Value	Notes to Schedule of Investments
WIRELESS TELECOMMUNICATION SERVICES — 4.4%			ADR = American Depositary Receipt
Millicom International			(1) Non-income producing.
Cellular SA	15,600	$ 1,264,692
NII Holdings, Inc.(1)	128,000	4,162,560
SBA Communications Corp.,			See Notes to Financial Statements.
Class A(1)	176,574	6,005,282
		11,432,534
TOTAL COMMON STOCKS
(Cost $221,031,753)		252,908,948
Temporary Cash Investments — 1.9%
JPMorgan U.S. Treasury Plus
Money Market Fund Agency Shares	34,968	34,968
Repurchase Agreement, Goldman Sachs
Group, Inc., (collateralized by various
U.S. Treasury obligations, 2.75%, 7/31/10,
valued at $5,099,308), in a joint trading
account at 0.01%, dated 6/30/10, due
7/1/10 (Delivery value $5,000,001)		5,000,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $5,034,968)		5,034,968
TOTAL INVESTMENT
SECURITIES — 99.9%
(Cost $226,066,721)		257,943,916
OTHER ASSETS
AND LIABILITIES — 0.1%		187,630
TOTAL NET ASSETS — 100.0%		$258,131,546

10

Statement of Assets and Liabilities

JUNE 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $226,066,721)	$257,943,916
Cash	26,287
Receivable for investments sold	2,177,519
Receivable for capital shares sold	37,028
Dividends and interest receivable	140,578
260,325,328

Liabilities
Payable for investments purchased	1,806,356
Payable for capital shares redeemed	160,075
Accrued management fees	227,351
2,193,782

Net Assets	$258,131,546

Class I Capital Shares, $0.01 Par Value
Authorized	150,000,000
Shares outstanding	24,775,346

Net Asset Value Per Share	$10.42

Net Assets Consist of:
Capital (par value and paid-in surplus)	$256,773,015
Accumulated net investment loss	(595,664)
Accumulated net realized loss on investment and foreign currency transactions	(29,922,617)
Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies	31,876,812
$258,131,546

See Notes to Financial Statements.

11

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $14,787)	$ 844,219
Interest	1,893
846,112

Expenses:
Management fees	1,401,390
Directors’ fees and expenses	3,715
Other expenses	20,021
1,425,126

Net investment income (loss)	(579,014)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	22,633,873
Foreign currency transactions	(25,171)
22,608,702

Change in net unrealized appreciation (depreciation) on:
Investments	(31,111,848)
Translation of assets and liabilities in foreign currencies	(18,084)
(31,129,932)

Net realized and unrealized gain (loss)	(8,521,230)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (9,100,244)

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ (579,014)	$ (738,820)
Net realized gain (loss)	22,608,702	(4,494,313)
Change in net unrealized appreciation (depreciation)	(31,129,932)	92,591,931
Net increase (decrease) in net assets resulting from operations	(9,100,244)	87,358,798

Distributions to Shareholders
From net investment income	—	(2,405,402)

Capital Share Transactions
Proceeds from shares sold	27,545,684	40,008,831
Proceeds from reinvestment of distributions	—	2,405,402
Payments for shares redeemed	(25,618,106)	(131,744,156)
Net increase (decrease) in net assets from capital share transactions	1,927,578	(89,329,923)

Net increase (decrease) in net assets	(7,172,666)	(4,376,527)

Net Assets
Beginning of period	265,304,212	269,680,739
End of period	$258,131,546	$ 265,304,212

Accumulated net investment loss	$(595,664)	$(16,650)

Transactions in Shares of the Fund
Sold	2,417,968	4,493,708
Issued in reinvestment of distributions	—	348,104
Redeemed	(2,271,912)	(14,160,496)
Net increase (decrease) in shares of the fund	146,056	(9,318,684)

See Notes to Financial Statements.

13

Notes to Financial Statements

JUNE 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Capital Appreciation Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek capital growth by investing in equity securities of medium-sized and smaller companies that management believes will increase in value over time. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

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Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2009, the fund had accumulated capital losses of $(50,164,458), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(15,731,353) and $(34,433,105) expire in 2016 and 2017, respectively.

The fund has elected to treat $(786,012) of net capital losses incurred in the two-month period ended December 31, 2009, as having been incurred in the following fiscal year for federal income tax purposes.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

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Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 0.90% to 1.00% The effective annual management fee for the six months ended June 30, 2010 was 1.00%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc , and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2010, were $179,627,947and $182,485,976, respectively.

As of June 30, 2010, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$227,085,180
Gross tax appreciation of investments	$40,064,102
Gross tax depreciation of investments	(9,205,366)
Net tax appreciation (depreciation) of investments	$30,858,736

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of June 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$228,017,715	—	—
Foreign Common Stocks	24,891,233	—	—
Temporary Cash Investments	34,968	$5,000,000	—
Total Value of Investment Securities	$252,943,916	$5,000,000	—

5. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The fund participated in foreign currency risk derivative instruments during the six months ended June 30, 2010 consistent with its exposure to foreign denominated securities.

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At period end, the fund did not have any foreign currency risk derivative instruments disclosed on the Statement of Assets and Liabilities. For the six months ended June 30, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(22,451) in net realized gain (loss) on foreign currency transactions and $(16,650) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended June 30, 2010, the fund did not utilize the program.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund concentrates its investments in common stocks of smaller companies. Because of this the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund will be managed until a new agreement is approved by fund shareholders. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

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Financial Highlights

VP Capital Appreciation

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$10.77	$7.94	$15.98	$10.96	$9.35	$7.66
Income From
Investment Operations
Net Investment
Income (Loss)	(0.02)(2)	(0.02)(2)	(0.05)(2)	(0.07)	(0.04)	(0.04)
Net Realized and
Unrealized Gain (Loss)	(0.33)	2.92	(6.96)	5.09	1.65	1.73
Total From
Investment Operations	(0.35)	2.90	(7.01)	5.02	1.61	1.69
Distributions
From Net
Investment Income	—	(0.07)	—	—	—	—
From Net
Realized Gains	—	—	(1.03)	—	—	—
Total Distributions	—	(0.07)	(1.03)	—	—	—
Net Asset Value,
End of Period	$10.42	$10.77	$7.94	$15.98	$10.96	$9.35

Total Return	(3.25)%	37.07%	(46.18)%	45.80%	17.22%	22.06%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.01%(4)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.41)%(4)	(0.27)%	(0.39)%	(0.54)%	(0.37)%	(0.46)%
Portfolio Turnover Rate	66%	153%	166%	138%	218%	223%
Net Assets, End of Period
(in thousands)	$258,132	$265,304	$269,681	$599,631	$339,885	$331,362
(1)	Six months ended June 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(4) Annualized.

See Notes to Financial Statements.

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Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Variable Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.):

John R. Whitten	For:	2,509,343,092
	Withhold:	137,098,251
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Class I	For:	244,727,702
	Against:	14,630,560
	Abstain:	21,909,855
	Broker Non-Vote:	0

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Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Agreement at a meeting held on June 16, 2010.

The Interim Agreement and the Current Agreement are substantially identical to the Prior Agreement except for their effective dates and the termination provisions of the Interim Agreement. Under the Current Agreement, the Advisor will provide the same services as provided by the Advisor, be subject to the same duties, and receive the same compensation rate as under the Prior Agreement.

Basis for Board Approval of Interim Agreement

In considering the approval of the Interim Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to

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its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisorand certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

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The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Current Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

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Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/ or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

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Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

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Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

26

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

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Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

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Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1008
CL-SAN-68991

Semiannual Report
June 30, 2010

American Century Investments®

VP Mid Cap Value Fund

Market Perspective	2
U.S. Stock Index Returns	2

VP Mid Cap Value

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	22

Other Information

Proxy Voting Results	24
Board Approval of Management Agreements	25
Additional Information	31
Index Definitions	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

The U.S. stock market posted negative returns for the six months ended June 30, 2010, with the bulk of the decline occurring over the last two months of the period as investor sentiment shifted dramatically.

Stocks began 2010 on a positive note, gaining ground in the first four months of the year and extending the broad market rally that began in March 2009. Investors cheered the improving U.S. economy, which appeared to remain on a gradual path to recovery following the severe recession in late 2008 and early 2009. Emerging evidence of recovery included increased manufacturing activity, a pickup in consumer spending, and signs of stabilization in the housing sector. In addition, corporate earnings continued to exceed expectations as many companies were able to boost profit margins thanks to aggressive cost-cutting measures.

However, market conditions changed abruptly toward the end of April as persistent worries about sovereign debt problems in Europe and questions about the sustainability of the domestic economic recovery (validated to some degree by weaker economic data late in the period) weighed on investor confidence. Consequently, the equity market peaked in late April and then reversed direction in May and June. In addition, market volatility increased dramatically—the S&P 500 Index moved up or down by more than 1% on nearly half of the trading days in the second quarter of 2010.

The decline over the last two months of the period erased the market’s gains from earlier in the year, resulting in negative returns overall for the six-month period. Although stocks fell across the board in the first half of 2010 (see the table below), small-cap stocks held up the best, while large-cap shares suffered the biggest losses. Meanwhile, value issues outperformed their growth-oriented counterparts across all market capitalizations. The financials sector, which is by far the heaviest sector weighting in most value indices, was among the better-performing sectors in the stock market during the six-month period. In contrast, most growth indices are dominated by the information technology sector, which was one of the weaker-performing sectors in the market.

U.S. Stock Index Returns
For the six months ended June 30, 2010*
Russell 1000 Index (Large-Cap)	–6.40%	Russell 2000 Index (Small-Cap)	–1.95%
Russell 1000 Value Index	–5.12%	Russell 2000 Value Index	–1.64%
Russell 1000 Growth Index	–7.65%	Russell 2000 Growth Index	–2.31%
Russell Midcap Index	–2.06%	*Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	–0.88%
Russell Midcap Growth Index	–3.31%

2

Performance

VP Mid Cap Value

Total Returns as of June 30, 2010
				Average Annual Returns
	Ticker				Since	Inception
	Symbol	6 months(1)	1 year	5 years	Inception	Date
Class II	AVMTX	-1.97%	23.68%	3.60%	5.90%	10/29/04
Russell Midcap Value Index	—	-0.88%	28.91%	0.71%	3.45%	—
Class I	AVIPX	-1.82%	23.86%	3.77%	4.72%	12/1/04
(1) Total returns for periods less than one year are not annualized.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

VP Mid Cap Value

*From 10/29/04, Class II’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

VP Mid Cap Value

Portfolio Managers: Kevin Toney, Michael Liss, and Phil Davidson

Performance Summary

VP Mid Cap Value declined -1.82%* for the six months ended June 30, 2010. By comparison, the average return for Morningstar’s Mid Cap Value category** (its performance, like VP Mid Cap Value’s, reflects operating expenses) was -2.67%. The portfolio’s benchmark, the Russell Midcap Value Index, was down -0.88%. Its returns do not include operating expenses.

The stock market extended its winning streak at the beginning of the semi-annual period (as described in the Market Perspective on page 2). Economic conditions appeared to improve despite persistently high unemployment, and corporate earnings came in stronger than expected. However, in a reversal of the low-quality rally that began in March 2009, stocks dropped sharply during the second calendar quarter as investors, unsettled by the debt crisis in Europe and softer-than-expected U.S. economic news, fled into defensive investments such as U.S. Treasuries and gold. In this environment, value stocks beat their growth counterparts across the capitalization spectrum. VP Mid Cap Value was hampered by its positions in the financials and consumer discretionary sectors. The utilities, industrials, and materials sectors contributed to performance.

Financials Slowed Progress

In financials, the strongest sector in the benchmark, VP Mid Cap Value was hindered by its underweight in commercial banks, especially its lack of exposure to Fifth Third Bancorp, KeyCorp, SunTrust Banks, and Regions Financial Corp.—all of which were up in the benchmark.

An overweight in the capital markets segment also dampened results. A significant detractor was money manager and custodial bank State Street Corp. State Street has been negatively impacted by historically low interest rates. Investors also seemed concerned about the diminished profitability of the company’s securities lending and foreign exchange businesses as well as potential litigation surrounding its foreign exchange business.

On the positive side, financials was the source of key contributor Piedmont Office Realty Trust. Piedmont is a real estate investment trust (REIT) that specializes in high-quality office buildings primarily in central business districts and suburban locations, leasing mainly to high-credit-quality tenants. We added the stock to the portfolio during its initial public offering (IPO) because of the company’s attractive book of assets, solid balance sheet, and discounted valuation.

* All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.
**The average returns for the periods ended June 30, 2010, for Morningstar’s Mid Cap Value category were 23.76% and 0.41% for the one- and five-year periods and 2.48% since the fund’s inception. ©2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

5

VP Mid Cap Value

Consumer Discretionary Detracted

Security selection in the consumer discretionary sector was a drag on relative results. In particular, VP Mid Cap Value was hampered by investments among hotel, restaurant, and leisure stocks. A key detractor was Speedway Motorsports. During the recession, the racetrack operator struggled with lower attendance at NASCAR events and a decline in corporate sponsorship. Management has also been unable to cut costs enough to offset the weaker demand.

Consumer discretionary was also the source of top detractor Lowe’s Companies. Although the home-improvement retailer reported a strong first quarter with better comparable store sales and stabilizing trends in big ticket sales, the stock performed poorly near the end of the period as general concerns about consumer spending and the housing market resurfaced.

Utilities Boosted Results

Security selection in the utilities sector contributed to relative results. The portfolio benefited from our preference for regulated utilities, which have stable business models and held up well during the market decline. VP Mid Cap Value also held no independent power producers, primarily because of their financial and operating volatility. The segment declined nearly 18% in the Russell Midcap Value Index.

Industrials, Materials Provided Top Contributors

The industrials sector was the source of notable contributor Republic Services. Waste management companies weathered the recession well due to their stable business models and strong cash flow generation. Republic Services has also successfully cut costs as part of its merger with Allied Waste Industries, and its disciplined pricing strategy coupled with a nascent recovery in business volume has boosted the profits of this well-run company.

In materials, VP Mid Cap Value benefited from an investment in Newmont Mining Corp., a higher-quality mining company. Newmont’s new management team continues to execute well on its strategic and operating plan. In addition, when gold prices rise, the company’s profitability increases.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of June 30, 2010, we see opportunity in industrials and health care stocks, reflected by overweight positions in these sectors relative to the benchmark. Fundamental analysis and valuation work have led to smaller relative weightings in financials, utilities, and energy stocks.

6

VP Mid Cap Value

Top Ten Holdings
% of net assets
as of 6/30/10
Republic Services, Inc.	3.2%
Northern Trust Corp.	2.7%
Imperial Oil Ltd.	2.6%
Lowe’s Cos., Inc.	2.5%
Aon Corp.	2.4%
Kimberly-Clark Corp.	2.3%
Marsh & McLennan Cos., Inc.	2.1%
Zimmer Holdings, Inc.	2.1%
ConAgra Foods, Inc.	1.9%
Chubb Corp. (The)	1.9%

Top Five Industries
% of net assets
as of 6/30/10
Insurance	13.4%
Oil, Gas & Consumable Fuels	7.8%
Commercial Services & Supplies	6.0%
Electric Utilities	5.9%
Capital Markets	5.1%

Types of Investments in Portfolio
% of net assets
as of 6/30/10
Domestic Common Stocks	92.3%
Foreign Common Stocks*	6.1%
Total Common Stocks	98.4%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	0.7%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/10	6/30/10	1/1/10 - 6/30/10	Expense Ratio*
Actual
Class I	$1,000	$981.80	$5.11	1.04%
Class II	$1,000	$980.30	$5.79	1.18%
Hypothetical
Class I	$1,000	$1,019.64	$5.21	1.04%
Class II	$1,000	$1,018.94	$5.91	1.18%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

VP Mid Cap Value

JUNE 30, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 98.4%			ELECTRIC UTILITIES — 5.9%
			American Electric Power
AEROSPACE & DEFENSE — 0.5%			Co., Inc.	25,820	$ 833,986
Northrop Grumman Corp.	12,473	$ 679,030	Great Plains Energy, Inc.	40,741	693,412
BEVERAGES — 0.5%			IDACORP, Inc.	19,075	634,625
Coca-Cola Enterprises, Inc.	27,663	715,365	Northeast Utilities	51,807	1,320,042
CAPITAL MARKETS — 5.1%			NV Energy, Inc.	130,300	1,538,843
Ameriprise Financial, Inc.	28,081	1,014,566	Portland General Electric Co.	62,339	1,142,674
Invesco Ltd.	45,120	759,370	Westar Energy, Inc.	89,729	1,939,044
Northern Trust Corp.	78,386	3,660,626			8,102,626
State Street Corp.	46,830	1,583,791	ELECTRICAL EQUIPMENT — 3.8%
		7,018,353	Emerson Electric Co.	34,270	1,497,256
CHEMICALS — 0.8%			Hubbell, Inc., Class B	56,159	2,228,951
Minerals Technologies, Inc.	22,006	1,046,165	Thomas & Betts Corp.(1)	35,750	1,240,525
COMMERCIAL BANKS — 2.2%			Woodward Governor Co.	9,980	254,790
Comerica, Inc.	47,184	1,737,787			5,221,522
Commerce Bancshares, Inc.	37,072	1,334,221	ELECTRONIC EQUIPMENT, INSTRUMENTS
		3,072,008	& COMPONENTS — 0.9%
COMMERCIAL SERVICES & SUPPLIES — 6.0%			Molex, Inc.	68,131	1,242,710
Cintas Corp.	38,280	917,572	ENERGY EQUIPMENT & SERVICES — 0.7%
Pitney Bowes, Inc.	54,350	1,193,526	Baker Hughes, Inc.	18,040	749,923
Republic Services, Inc.	146,509	4,355,712	Helmerich & Payne, Inc.	3,780	138,045
Waste Management, Inc.	57,375	1,795,264			887,968
		8,262,074	FOOD PRODUCTS — 4.2%
COMMUNICATIONS EQUIPMENT — 0.7%			Campbell Soup Co.	20,961	751,033
Emulex Corp.(1)	106,340	976,201	ConAgra Foods, Inc.	111,058	2,589,872
COMPUTERS & PERIPHERALS — 0.5%			H.J. Heinz Co.	47,650	2,059,433
Diebold, Inc.	26,869	732,180	Kellogg Co.	7,320	368,196
CONSTRUCTION MATERIALS — 0.6%					5,768,534
Vulcan Materials Co.	19,190	841,098	GAS UTILITIES — 0.5%
CONTAINERS & PACKAGING — 1.8%			Southwest Gas Corp.	22,275	657,113
Bemis Co., Inc.	62,173	1,678,671	HEALTH CARE EQUIPMENT & SUPPLIES — 4.6%
Sonoco Products Co.	26,480	807,110	Beckman Coulter, Inc.	31,887	1,922,467
		2,485,781	Boston Scientific Corp.(1)	124,181	720,250
DISTRIBUTORS — 1.4%			CareFusion Corp.(1)	14,855	337,208
Genuine Parts Co.	48,073	1,896,480	Symmetry Medical, Inc.(1)	41,938	442,027
DIVERSIFIED TELECOMMUNICATION			Zimmer Holdings, Inc.(1)	52,439	2,834,328
SERVICES — 2.1%
CenturyLink, Inc.	12,486	415,909			6,256,280
Consolidated			HEALTH CARE PROVIDERS & SERVICES — 1.6%
Communications			LifePoint Hospitals, Inc.(1)	39,813	1,250,128
Holdings, Inc.	40,020	680,740	Patterson Cos., Inc.	11,830	337,510
Qwest Communications			Select Medical
International, Inc.	293,350	1,540,087	Holdings Corp.(1)	89,474	606,634
Windstream Corp.	20,000	211,200			2,194,272
		2,847,936

9

VP Mid Cap Value

Shares		Value		Shares	Value
HOTELS, RESTAURANTS & LEISURE — 2.3%			MEDIA — 1.0%
CEC Entertainment, Inc.(1)	33,580	$ 1,184,031	Omnicom Group, Inc.	28,050	$ 962,115
International Speedway			Scholastic Corp.	14,440	348,293
Corp., Class A	46,674	1,202,322			1,310,408
Speedway Motorsports, Inc.	58,750	796,650	METALS & MINING — 1.1%
		3,183,003	Newmont Mining Corp.	23,341	1,441,073
HOUSEHOLD DURABLES — 1.6%			MULTI-UTILITIES — 3.8%
Fortune Brands, Inc.	34,890	1,366,990	PG&E Corp.	52,050	2,139,255
Toll Brothers, Inc.(1)	46,130	754,687	Wisconsin Energy Corp.	40,218	2,040,661
		2,121,677	Xcel Energy, Inc.	48,265	994,742
HOUSEHOLD PRODUCTS — 2.9%					5,174,658
Clorox Co.	12,390	770,162	OIL, GAS & CONSUMABLE FUELS — 7.8%
Kimberly-Clark Corp.	51,647	3,131,358	Devon Energy Corp.	24,130	1,470,000
		3,901,520	EQT Corp.	60,733	2,194,891
INDUSTRIAL CONGLOMERATES — 0.9%			Imperial Oil Ltd.	98,680	3,594,800
Tyco International Ltd.	35,080	1,235,868	Murphy Oil Corp.	27,620	1,368,571
INSURANCE — 13.4%			Noble Energy, Inc.	11,550	696,812
ACE Ltd.	40,660	2,093,177	PAA Natural Gas
Allstate Corp. (The)	39,280	1,128,514	Storage LP(1)	10,217	243,471
Aon Corp.	87,740	3,256,909	Ultra Petroleum Corp.(1)	12,100	535,425
Chubb Corp. (The)	51,028	2,551,910	Williams Pipeline
Hartford Financial Services			Partners LP	17,270	558,166
Group, Inc. (The)	22,318	493,897			10,662,136
HCC Insurance			PAPER & FOREST PRODUCTS — 1.5%
Holdings, Inc.	78,416	1,941,580	MeadWestvaco Corp.	22,720	504,384
Marsh & McLennan			Weyerhaeuser Co.	43,331	1,525,251
Cos., Inc.	129,582	2,922,074			2,029,635
Symetra Financial Corp.	70,040	840,480	REAL ESTATE INVESTMENT TRUSTS (REITs) — 3.6%
Transatlantic Holdings, Inc.	29,713	1,425,036	Annaly Capital
Travelers Cos., Inc. (The)	32,040	1,577,970	Management, Inc.	56,610	970,862
		18,231,547	Boston Properties, Inc.	5,225	372,751
IT SERVICES — 1.1%			Government Properties
Accenture plc, Class A	18,690	722,369	Income Trust	40,313	1,028,788
Automatic Data			HCP, Inc.	20,839	672,058
Processing, Inc.	19,090	768,563	Host Hotels & Resorts, Inc.	57,331	772,822
		1,490,932	Piedmont Office Realty
LEISURE EQUIPMENT & PRODUCTS — 0.3%			Trust, Inc., Class A	58,388	1,093,607
Mattel, Inc.	21,660	458,326			4,910,888
LIFE SCIENCES TOOLS & SERVICES — 0.1%			SEMICONDUCTORS & SEMICONDUCTOR
Pharmaceutical Product			EQUIPMENT — 2.5%
Development, Inc.	5,900	149,919	Applied Materials, Inc.	167,820	2,017,196
MACHINERY — 2.9%			KLA-Tencor Corp.	24,380	679,714
Altra Holdings, Inc.(1)	89,287	1,162,517	Verigy Ltd.(1)	77,740	675,561
Dover Corp.	4,393	183,584			3,372,471
Kaydon Corp.	63,606	2,090,093
Robbins & Myers, Inc.	24,310	528,499
		3,964,693

10

VP Mid Cap Value

	Shares	Value		Shares	Value
SOFTWARE — 0.8%			Temporary Cash Investments — 0.9%
Cadence Design			JPMorgan U.S. Treasury
Systems, Inc.(1)	97,650	$ 565,394
			Plus Money Market Fund
Synopsys, Inc.(1)	26,730	557,855	Agency Shares	89,365	$ 89,365
		1,123,249	Repurchase Agreement, Goldman Sachs
SPECIALTY RETAIL — 4.2%			Group, Inc., (collateralized by various
Lowe’s Cos., Inc.	166,380	3,397,480	U.S. Treasury obligations, 2.75%, 7/31/10,
			valued at $1,121,848), in a joint trading
PetSmart, Inc.	41,640	1,256,279	account at 0.01%, dated 6/30/10, due
Staples, Inc.	53,390	1,017,079	7/1/10 (Delivery value $1,100,000)		1,100,000
		5,670,838	TOTAL TEMPORARY
THRIFTS & MORTGAGE FINANCE — 2.2%			CASH INVESTMENTS
Hudson City Bancorp., Inc.	84,880	1,038,931	(Cost $1,189,365)		1,189,365
Northwest Bancshares, Inc.	51,597	591,818	TOTAL INVESTMENT
			SECURITIES — 99.3%
People’s United			(Cost $120,835,125)		135,542,250
Financial, Inc.	102,637	1,385,599	OTHER ASSETS
		3,016,348	AND LIABILITIES — 0.7%		1,021,788
TOTAL COMMON STOCKS			TOTAL NET ASSETS — 100.0%		$136,564,038
(Cost $119,645,760)		134,352,885

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
3,096,577 CAD for USD	7/30/10	$2,908,304	$85,478
(Value on Settlement Date $2,993,782)

Notes to Schedule of Investments
CAD = Canadian Dollar
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JUNE 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $120,835,125)			$135,542,250
Receivable for investments sold			2,623,506
Receivable for capital shares sold			473,932
Receivable for forward foreign currency exchange contracts			85,478
Dividends and interest receivable			376,810
			139,101,976
Liabilities
Payable for investments purchased			2,298,117
Payable for capital shares redeemed			102,621
Accrued management fees			115,101
Distribution fees payable			22,099
			2,537,938

Net Assets			$136,564,038

Net Assets Consist of:
Capital (par value and paid-in surplus)			$203,398,579
Undistributed net investment income			16,920
Accumulated net realized loss on investment and foreign currency transactions			(81,643,940)
Net unrealized appreciation on investments and translation of assets and liabilities
in foreign currencies			14,792,479
			$136,564,038

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$41,919,371	3,553,903	$11.80
Class II, $0.01 Par Value	$94,644,667	8,019,666	$11.80

See Notes to Financial Statements.

12

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $10,123)	$3,386,462
Interest	1,562
3,388,024
Expenses:
Management fees	1,294,559
Distribution fees – Class II	300,522
Directors’ fees and expenses	7,406
Other expenses	68,779
1,671,266

Net investment income (loss)	1,716,758

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	38,110,794
Futures contract transactions	(4,475,322)
Foreign currency transactions	33,329
33,668,801

Change in net unrealized appreciation (depreciation) on:
Investments	(33,791,691)
Translation of assets and liabilities in foreign currencies	(13,387)
(33,805,078)

Net realized and unrealized gain (loss)	(136,277)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,580,481

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 1,716,758	$ 4,723,123
Net realized gain (loss)	33,668,801	(11,012,245)
Change in net unrealized appreciation (depreciation)	(33,805,078)	74,965,267
Net increase (decrease) in net assets resulting from operations	1,580,481	68,676,145

Distributions to Shareholders
From net investment income:
Class I	(360,903)	(1,218,475)
Class II	(1,350,888)	(9,050,595)
Decrease in net assets from distributions	(1,711,791)	(10,269,070)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(163,315,636)	(23,150,968)

Net increase (decrease) in net assets	(163,446,946)	35,256,107

Net Assets
Beginning of period	300,010,984	264,754,877
End of period	$136,564,038	$300,010,984

Undistributed net investment income	$16,920	$11,953

See Notes to Financial Statements.

14

Notes to Financial Statements

JUNE 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The production of income is a secondary objective. The fund pursues its objective by investing in stocks of medium-sized market capitalization companies that management believes to be undervalued at the time of purchase. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

15

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

16

As of December 31, 2009, the fund had accumulated capital losses of $(91,878,619), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(1,043,462), $(54,196,406) and $(36,638,751) expire in 2015, 2016 and 2017, respectively.

The fund has elected to treat $(403,720) of net foreign currency losses incurred in the two-month period ended December 31, 2009, as having been incurred in the following fiscal year for federal income tax purposes.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The effective annual management fee for each class for the six months ended June 30, 2010, was 1.00% and 0.90% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2010, are detailed in the Statement of Operations.

Other Expenses — The fund’s total other expenses include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and other miscellaneous expenses. A portion of these expenses was due to nonrecurring expenses paid by the fund. The impact of total other expenses to the annualized ratio of operating expenses to average net assets was 0.04% and 0.03% for Class I and Class II, respectively.

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Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2010, were $207,914,561 and $373,005,427, respectively.

As of June 30, 2010, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$132,306,939
Gross tax appreciation of investments	$7,482,846
Gross tax depreciation of investments	(4,247,535)
Net tax appreciation (depreciation) of investments	$3,235,311

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	1,003,300	$12,599,485	1,400,869	$14,296,111
Issued in reinvestment of distributions	28,702	360,903	145,042	1,218,475
Redeemed	(673,064)	(8,397,469)	(1,706,340)	(16,135,481)
	358,938	4,562,919	(160,429)	(620,895)
Class II/Shares Authorized	150,000,000		150,000,000
Sold	2,169,791	27,278,243	6,021,278	58,222,142
Issued in reinvestment of distributions	106,251	1,350,888	1,085,378	9,050,595
Redeemed	(15,802,348)	(196,507,686)	(9,308,627)	(89,802,810)
	(13,526,306)	(167,878,555)	(2,201,971)	(22,530,073)
Net increase (decrease)	(13,167,368)	$(163,315,636)	(2,362,400)	$(23,150,968)

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5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of June 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$126,031,142	—
Foreign Common Stocks	4,726,975	$3,594,768	—
Temporary Cash Investments	89,365	1,100,000	—
Total Value of Investment Securities	$130,847,482	$4,694,768	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency
Exchange Contracts	—	$85,478	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes. The fund held no equity price risk derivative instruments at period end.

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Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of June 30, 2010

	Asset Derivatives		Liability Derivatives
	Location on Statement		Location on Statement
Type of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value
Foreign Currency Risk	Receivable for forward foreign		Payable for forward foreign
	currency exchange contracts	$85,478	currency exchange contracts	—

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended
June 30, 2010

Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on Statement		Location on Statement
Type of Derivative	of Operations	Value	of Operations	Value
Equity Price Risk	Net realized gain (loss)	$(4,475,322)	Change in net unrealized	—
	on futures contract		appreciation (depreciation)
	transactions		on futures contracts
Foreign Currency Risk	Net realized gain (loss)	18,311	Change in net unrealized	$(11,802)
	on foreign currency		appreciation (depreciation)
	transactions		on translation of assets and
liabilities in foreign currencies
		$(4,457,011)		$(11,802)

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7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended June 30, 2010, the fund did not utilize the program.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund will be managed until a new agreement is approved by fund shareholders. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

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Financial Highlights

VP Mid Cap Value

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$12.12	$9.78	$12.94	$13.49	$11.70	$11.21
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.09	0.19	0.23	0.18	0.19	0.20
Net Realized and
Unrealized Gain (Loss)	(0.30)	2.55	(3.38)	(0.48)	2.16	0.86
Total From
Investment Operations	(0.21)	2.74	(3.15)	(0.30)	2.35	1.06
Distributions
From Net
Investment Income	(0.11)	(0.40)	(0.01)	(0.10)	(0.08)	(0.10)
From Net Realized Gains	—	—	—	(0.15)	(0.48)	(0.47)
Total Distributions	(0.11)	(0.40)	(0.01)	(0.25)	(0.56)	(0.57)
Net Asset Value,
End of Period	$11.80	$12.12	$9.78	$12.94	$13.49	$11.70

Total Return(3)	(1.82)%	29.94%	(24.35)%	(2.31)%	20.30%	9.56%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.04%(4)	1.01%	1.01%	1.00%	1.00%	1.02%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	1.35%(4)	1.91%	1.88%	1.33%	1.50%	1.64%
Portfolio Turnover Rate	77%	172%	222%	195%	203%	225%
Net Assets, End of Period
(in thousands)	$41,919	$38,722	$32,801	$40,056	$30,201	$2,493
(1)	Six months ended June 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

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VP Mid Cap Value

Class II
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$12.13	$9.77	$12.95	$13.49	$11.69	$11.21
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.07	0.18	0.20	0.16	0.16	0.16
Net Realized and
Unrealized Gain (Loss)	(0.30)	2.56	(3.37)	(0.48)	2.18	0.87
Total From
Investment Operations	(0.23)	2.74	(3.17)	(0.32)	2.34	1.03
Distributions
From Net
Investment Income	(0.10)	(0.38)	(0.01)	(0.07)	(0.06)	(0.08)
From Net Realized Gains	—	—	—	(0.15)	(0.48)	(0.47)
Total Distributions	(0.10)	(0.38)	(0.01)	(0.22)	(0.54)	(0.55)
Net Asset Value,
End of Period	$11.80	$12.13	$9.77	$12.95	$13.49	$11.69

Total Return(3)	(1.97)%	29.80%	(24.51)%	(2.43)%	20.23%	9.31%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.18%(4)	1.16%	1.16%	1.15%	1.15%	1.17%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	1.21%(4)	1.76%	1.73%	1.18%	1.35%	1.49%
Portfolio Turnover Rate	77%	172%	222%	195%	203%	225%
Net Assets, End of Period
(in thousands)	$94,645	$261,289	$231,954	$314,998	$21,470	$6,249
(1)	Six months ended June 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

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Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Variable Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.):

John R. Whitten	For:	2,509,343,092
	Withhold:	137,098,251
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Class I	For:	36,140,953
	Against:	722,987
	Abstain:	2,322,306
	Broker Non-Vote:	0

Class II	For:	262,042,817
	Against:	7,461,945
	Abstain:	14,527,515
	Broker Non-Vote:	0

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Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust.

On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan. On February 18, 2010, the Board approved the Interim Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Agreement at a meeting held on June 16, 2010.

The Interim Agreement and the Current Agreement are substantially identical to the Prior Agreement except for their effective dates and the termination provisions of the Interim Agreement. Under the Current Agreement, the Advisor will provide the same services as provided by the Advisor, be subject to the same duties, and receive the same compensation rate as under the Prior Agreement.

Basis for Board Approval of Interim Agreement

In considering the approval of the Interim Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to

25

its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisorand certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

26

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Current Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confir-
  mations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

27

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

28

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

29

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

30

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

31

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

32

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1008
CL-SAN-68996

Semiannual Report
June 30, 2010

American Century Investments®

VP Value Fund

Market Perspective	2
U.S. Stock Index Returns	2

VP Value

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22

Other Information

Proxy Voting Results	25
Board Approval of Management Agreements	26
Additional Information	32
Index Definitions	33

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

The U.S. stock market posted negative returns for the six months ended June 30, 2010, with the bulk of the decline occurring over the last two months of the period as investor sentiment shifted dramatically.

Stocks began 2010 on a positive note, gaining ground in the first four months of the year and extending the broad market rally that began in March 2009. Investors cheered the improving U.S. economy, which appeared to remain on a gradual path to recovery following the severe recession in late 2008 and early 2009. Emerging evidence of recovery included increased manufacturing activity, a pickup in consumer spending, and signs of stabilization in the housing sector. In addition, corporate earnings continued to exceed expectations as many companies were able to boost profit margins thanks to aggressive cost-cutting measures.

However, market conditions changed abruptly toward the end of April as persistent worries about sovereign debt problems in Europe and questions about the sustainability of the domestic economic recovery (validated to some degree by weaker economic data late in the period) weighed on investor confidence. Consequently, the equity market peaked in late April and then reversed direction in May and June. In addition, market volatility increased dramatically—the S&P 500 Index moved up or down by more than 1% on nearly half of the trading days in the second quarter of 2010.

The decline over the last two months of the period erased the market’s gains from earlier in the year, resulting in negative returns overall for the six-month period. Although stocks fell across the board in the first half of 2010 (see the table below), small-cap stocks held up the best, while large-cap shares suffered the biggest losses. Meanwhile, value issues outperformed their growth-oriented counterparts across all market capitalizations. The financials sector, which is by far the heaviest sector weighting in most value indices, was among the better-performing sectors in the stock market during the six-month period. In contrast, most growth indices are dominated by the information technology sector, which was one of the weaker-performing sectors in the market.

U.S. Stock Index Returns
For the six months ended June 30, 2010*
Russell 1000 Index (Large-Cap)	–6.40%	Russell 2000 Index (Small-Cap)	–1.95%
Russell 1000 Value Index	–5.12%	Russell 2000 Value Index	–1.64%
Russell 1000 Growth Index	–7.65%	Russell 2000 Growth Index	–2.31%
Russell Midcap Index	–2.06%	*Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	–0.88%
Russell Midcap Growth Index	–3.31%

2

Performance

VP Value

Total Returns as of June 30, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year	5 years	10 years	Inception	Date
Class I	AVPIX	-5.61%	15.07%	-0.50%	5.76%	6.60%	5/1/96
Russell 3000
Value Index	—	-4.83%	17.57%	-1.56%	2.74%	6.26%(2)	—
S&P 500 Index	—	-6.65%	14.43%	-0.79%	-1.59%	5.11%(2)	—
Lipper Multi-Cap
Value Index	—	-6.50%	14.68%	-2.08%	2.49%	5.19%(2)	—
Class II	AVPVX	-5.67%	15.13%	-0.63%	—	2.91%	8/14/01
Class III	AVPTX	-5.61%	15.07%	-0.50%	—	3.04%	5/6/02
(1)	Total returns for periods less than one year are not annualized.
(2)	Since April 30, 1996, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

VP Value

Total Annual Fund Operating Expenses
Class I	Class II	Class III
0.97%	1.12%	0.97%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

VP Value

Portfolio Managers: Michael Liss, Kevin Toney, and Phil Davidson

Performance Summary

VP Value declined -5.61%* for the six months ended June 30, 2010. By comparison, its benchmark, the Russell 3000 Value Index, fell -4.83%. The Lipper Multi-Cap Value Index was down -6.50% while the average return for Morningstar’s Large Cap Value category (its performance, like VP Value’s, reflects operating expenses) was -6.85%.** The broader market, as measured by the S&P 500 Index, dropped -6.65%. (The portfolio’s returns reflect operating expenses, while the indices’ returns do not.)

The stock market extended its winning streak at the beginning of the semiannual period (as described in the Market Perspective on page 2). Economic conditions appeared to improve despite persistently high unemployment, and corporate earnings came in stronger than expected. However, in a reversal of the low-quality rally that began in March 2009, stocks dropped sharply during the second calendar quarter as investors, unsettled by the debt crisis in Europe and softer-than-expected U.S. economic news, fled into defensive investments such as U.S. Treasuries and gold. In this environment, value stocks beat their growth counterparts across the capitalization spectrum. VP Value was hampered by its positions in the energy, consumer discretionary, and financials sectors. Security selection in the utilities and materials sectors contributed. Foreign holdings also accounted for a portion of VP Value’s total return during the period.

Energy, Consumer Discretionary Slowed Progress

VP Value’s position in the energy sector was a drag on relative performance. Energy stocks lagged the benchmark as the U.S. economic recovery showed signs of slowing and the Greek debt crisis raised fears about a double-dip recession in Europe. The portfolio’s mix of large, integrated oil and gas companies dampened results. A top detractor was Total SA, which is not represented in the benchmark. Investors have been disappointed with the company’s operational performance.

In the consumer discretionary sector, the portfolio’s relative performance was a question of what it didn’t own rather than what it did. An underweight position and security selection in the media industry detracted. VP Value’s mix of automobile and leisure companies also slowed results. A key detractor was Speedway Motorsports. During the recession, the racetrack operator struggled with lower attendance at NASCAR events. Its profits were also hurt by a decline in the value of a NASCAR souvenir company in which it had an interest.

* All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.
**The average returns for Morningstar’s Large Cap Value category were 13.64%, -1.58% and 2.06% for the one-, five- and ten-year periods ended
June 30, 2010, respectively. © 2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

5

VP Value

Financials Provided Mixed Results

The portfolio’s position in the financials sector hindered performance. VP Value was underweight commercial banks and diversified financial services companies, the result of our cautious and conservative approach to the sector. This stance was not advantageous during the reporting period. An overweight in the capital markets segment was also detrimental. A notable detractor was money manager and custodial bank State Street Corp. State Street has been negatively impacted by historically low interest rates. Investors also seemed concerned about the diminished profitability of the company’s securities lending and foreign exchange businesses as well as potential litigation surrounding its foreign exchange business.

The insurance segment, however, was a source of strength. A number of the portfolio’s holdings turned in solid results with Marsh & McLennan Companies providing the most significant contribution. The global insurance broker reported an increase in first-quarter profits, announced the sale of its risk consulting unit, and resolved a lawsuit related to its investment consulting division.

Utilities Enhanced Results

Security selection in the utilities sector contributed to relative results. The portfolio benefited from our preference for regulated utilities, which have stable business models and held up well during the market decline. VP Value also held no independent power producers, primarily because of their financial and operating volatility. The segment declined more 18% in the Russell 3000 Value Index.

Materials Contributed

In the materials sector, VP Value benefited from effective security selection. Among metals and mining stocks, which declined more than 17% during the period, the portfolio held Newmont Mining Corp. and Barrick Gold Corp., both of which provided positive double-digit returns. Newmont’s new management team continues to execute well on its strategic and operating plan. In addition, when gold prices rise, the company’s profitability increases.

Outlook

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. We see opportunities in energy, health care, and consumer discretionary, reflected by our overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work is also directing us toward smaller weightings in financials, utilities, and materials stocks.

6

VP Value

Top Ten Holdings
% of net assets
as of 6/30/10
AT&T, Inc.	3.7%
Chevron Corp.	3.3%
Johnson & Johnson	3.1%
JPMorgan Chase & Co.	3.1%
Pfizer, Inc.	2.7%
Marsh & McLennan Cos., Inc.	2.7%
General Electric Co.	2.4%
Total SA	2.2%
Lowe’s Cos., Inc.	2.1%
Exxon Mobil Corp.	2.1%

Top Five Industries
% of net assets
as of 6/30/10
Oil, Gas & Consumable Fuels	12.1%
Insurance	9.5%
Pharmaceuticals	8.8%
Capital Markets	7.0%
Diversified Financial Services	4.7%

Types of Investments in Portfolio
% of net assets
as of 6/30/10
Domestic Common Stocks	94.0%
Foreign Common Stocks*	5.7%
Total Common Stocks	99.7%
Other Assets and Liabilities	0.3%
* Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/10	6/30/10	1/1/10 – 6/30/10	Expense Ratio*
Actual
Class I	$1,000	$943.90	$4.72	0.98%
Class II	$1,000	$943.30	$5.44	1.13%
Class III	$1,000	$943.90	$4.72	0.98%
Hypothetical
Class I	$1,000	$1,019.93	$4.91	0.98%
Class II	$1,000	$1,019.19	$5.66	1.13%
Class III	$1,000	$1,019.93	$4.91	0.98%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

VP Value

JUNE 30, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 99.7%			COMPUTERS & PERIPHERALS — 1.4%
AEROSPACE & DEFENSE — 0.4%			Diebold, Inc.	182,217	$ 4,965,413
Northrop Grumman Corp.	69,875	$ 3,803,995	Hewlett-Packard Co.	211,860	9,169,301
AIR FREIGHT & LOGISTICS — 1.1%					14,134,714
United Parcel Service, Inc.,			CONTAINERS & PACKAGING — 0.4%
Class B	192,082	10,927,545	Bemis Co., Inc.	135,747	3,665,169
AIRLINES — 0.1%			DISTRIBUTORS — 1.2%
Southwest Airlines Co.	84,693	940,939	Genuine Parts Co.	318,564	12,567,350
AUTOMOBILES — 1.4%			DIVERSIFIED FINANCIAL SERVICES — 4.7%
Honda Motor Co. Ltd.	125,400	3,641,806	Bank of America Corp.	986,315	14,173,346
Toyota Motor Corp.	291,000	10,007,306	JPMorgan Chase & Co.	848,249	31,054,396
		13,649,112	McGraw-Hill Cos., Inc. (The)	81,554	2,294,930
BEVERAGES — 1.2%					47,522,672
PepsiCo, Inc.	197,928	12,063,712	DIVERSIFIED TELECOMMUNICATION
CAPITAL MARKETS — 7.0%			SERVICES — 4.7%
AllianceBernstein Holding LP	114,341	2,954,572	AT&T, Inc.	1,557,374	37,672,877
			Qwest Communications
Ameriprise Financial, Inc.	224,290	8,103,598	International, Inc.	312,711	1,641,733
BlackRock, Inc.	22,162	3,178,031	Verizon
Franklin Resources, Inc.	24,528	2,114,068	Communications, Inc.	277,746	7,782,443
Goldman Sachs					47,097,053
Group, Inc. (The)	83,619	10,976,666	ELECTRIC UTILITIES — 3.8%
Invesco Ltd.	261,893	4,407,659	American Electric
Morgan Stanley	233,304	5,414,986	Power Co., Inc.	255,948	8,267,121
Northern Trust Corp.	326,827	15,262,821	IDACORP, Inc.	189,837	6,315,877
State Street Corp.	527,499	17,840,016	NV Energy, Inc.	121,646	1,436,639
		70,252,417	Southern Co.	80,689	2,685,330
CHEMICALS — 0.3%			Westar Energy, Inc.	882,556	19,072,035
E.I. du Pont					37,777,002
de Nemours & Co.	76,539	2,647,484	ELECTRICAL EQUIPMENT — 2.4%
COMMERCIAL BANKS — 2.6%			Emerson Electric Co.	119,528	5,222,178
Comerica, Inc.	57,551	2,119,603	Hubbell, Inc., Class B	399,430	15,853,377
Commerce Bancshares, Inc.	115,850	4,169,442	Thomas & Betts Corp.(1)	95,210	3,303,787
PNC Financial Services
Group, Inc.	62,694	3,542,211			24,379,342
U.S. Bancorp.	726,912	16,246,483	ELECTRONIC EQUIPMENT,
			INSTRUMENTS & COMPONENTS — 0.7%
		26,077,739	Molex, Inc.	366,084	6,677,372
COMMERCIAL SERVICES & SUPPLIES — 2.7%			ENERGY EQUIPMENT & SERVICES — 0.8%
Avery Dennison Corp.	115,815	3,721,136	Baker Hughes, Inc.	146,090	6,072,961
Cintas Corp.	115,470	2,767,816	Schlumberger Ltd.	40,448	2,238,393
Republic Services, Inc.	455,851	13,552,450			8,311,354
Waste Management, Inc.	235,335	7,363,632	FOOD & STAPLES RETAILING — 2.5%
		27,405,034	Casey’s General Stores, Inc.	66,926	2,335,717
COMMUNICATIONS EQUIPMENT — 0.5%			CVS Caremark Corp.	224,464	6,581,285
Nokia Oyj ADR	246,674	2,010,393	Walgreen Co.	95,870	2,559,729
QUALCOMM, Inc.	92,348	3,032,708	Wal-Mart Stores, Inc.	294,099	14,137,339
		5,043,101			25,614,070

10

VP Value

	Shares	Value		Shares	Value
FOOD PRODUCTS — 3.0%			Transatlantic Holdings, Inc.	104,854	$ 5,028,798
ConAgra Foods, Inc.	356,823	$ 8,321,112	Travelers Cos., Inc. (The)	244,609	12,046,993
H.J. Heinz Co.	103,622	4,478,543			95,974,254
Kraft Foods, Inc., Class A	629,650	17,630,200	IT SERVICES — 0.9%
		30,429,855	Accenture plc, Class A	51,933	2,007,210
HEALTH CARE EQUIPMENT & SUPPLIES — 3.2%			Automatic Data
Beckman Coulter, Inc.	220,379	13,286,650	Processing, Inc.	181,488	7,306,707
Boston Scientific Corp.(1)	1,112,179	6,450,638			9,313,917
CareFusion Corp.(1)	128,440	2,915,588	MEDIA — 0.7%
Zimmer Holdings, Inc.(1)	175,816	9,502,855	Omnicom Group, Inc.	104,694	3,591,004
		32,155,731	Walt Disney Co. (The)	118,511	3,733,096
HEALTH CARE PROVIDERS & SERVICES — 2.1%					7,324,100
Aetna, Inc.	210,925	5,564,202	METALS & MINING — 0.9%
CIGNA Corp.	95,388	2,962,751	Barrick Gold Corp.	90,989	4,131,811
LifePoint Hospitals, Inc.(1)	147,613	4,635,048	Newmont Mining Corp.	84,472	5,215,301
UnitedHealth Group, Inc.	289,245	8,214,558			9,347,112
		21,376,559	MULTILINE RETAIL — 0.4%
HOTELS, RESTAURANTS & LEISURE — 1.7%			Target Corp.	85,220	4,190,267
International Speedway			MULTI-UTILITIES — 2.7%
Corp., Class A	395,861	10,197,379	PG&E Corp.	199,837	8,213,301
Speedway Motorsports, Inc.	477,314	6,472,378	Wisconsin Energy Corp.	208,365	10,572,440
		16,669,757	Xcel Energy, Inc.	423,589	8,730,169
HOUSEHOLD DURABLES — 0.6%					27,515,910
Fortune Brands, Inc.	65,411	2,562,803	OIL, GAS & CONSUMABLE FUELS — 12.1%
Toll Brothers, Inc.(1)	234,687	3,839,479	Apache Corp.	31,835	2,680,189
		6,402,282	BP plc	439,349	2,110,071
HOUSEHOLD PRODUCTS — 3.7%			BP plc ADR	34,865	1,006,901
Clorox Co.	24,855	1,544,987	Chevron Corp.	493,961	33,520,193
Kimberly-Clark Corp.	325,324	19,724,394	ConocoPhillips	195,925	9,617,958
Procter & Gamble Co. (The)	261,552	15,687,889	Devon Energy Corp.	159,642	9,725,391
		36,957,270	EQT Corp.	283,210	10,235,209
INDUSTRIAL CONGLOMERATES — 2.6%			Exxon Mobil Corp.	363,107	20,722,506
3M Co.	19,872	1,569,689	Imperial Oil Ltd.	134,589	4,902,881
General Electric Co.	1,704,996	24,586,043	Noble Energy, Inc.	24,972	1,506,561
		26,155,732	Total SA	489,687	21,793,273
INSURANCE — 9.5%			Valero Energy Corp.	197,199	3,545,638
ACE Ltd.	109,241	5,623,727			121,366,771
Allstate Corp. (The)	120,910	3,473,744	PAPER & FOREST PRODUCTS — 0.9%
Aon Corp.	184,007	6,830,340	MeadWestvaco Corp.	79,522	1,765,388
Berkshire Hathaway, Inc.,			Weyerhaeuser Co.	201,512	7,093,223
Class A(1)	170	20,400,000			8,858,611
Chubb Corp. (The)	175,222	8,762,852	PHARMACEUTICALS — 8.8%
HCC Insurance			Bristol-Myers Squibb Co.	192,944	4,812,023
Holdings, Inc.	271,480	6,721,845	Eli Lilly & Co.	273,114	9,149,319
Marsh & McLennan			Johnson & Johnson	535,993	31,655,747
Cos., Inc.	1,201,151	27,085,955	Merck & Co., Inc.	440,507	15,404,530
			Pfizer, Inc.	1,920,966	27,392,975
					88,414,594

11

VP Value

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
Host Hotels & Resorts, Inc.	104,379	$ 1,407,029
ROAD & RAIL — 0.3%
Heartland Express, Inc.	177,957	2,583,936
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT — 2.1%
Applied Materials, Inc.	765,443	9,200,625
Intel Corp.	610,916	11,882,316
		21,082,941
SPECIALTY RETAIL — 2.9%
Lowe’s Cos., Inc.	1,029,484	21,022,063
PetSmart, Inc.	121,607	3,668,883
Staples, Inc.	245,229	4,671,613
		29,362,559
THRIFTS & MORTGAGE FINANCE — 0.6%
Hudson City Bancorp., Inc.	528,325	6,466,698
TOTAL INVESTMENT
SECURITIES — 99.7%
(Cost $1,044,635,550)		1,003,913,061
OTHER ASSETS
AND LIABILITIES — 0.3%		3,092,611
TOTAL NET ASSETS — 100.0%		$1,007,005,672

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date	Value	Unrealized Gain (Loss)
7,644,405	CAD for USD	7/30/10	$ 7,179,621	$208,871
17,514,179	EUR for USD	7/30/10	21,418,848	170,355
1,570,089	GBP for USD	7/30/10	2,345,870	23,646
935,985,600	JPY for USD	7/30/10	10,591,073	(83,944)
			$41,535,412	$318,928
(Value on Settlement Date $41,854,340)

Notes to Schedule of Investments
ADR = American Depositary Receipt
CAD = Canadian Dollar
EUR = Euro
GBP = British Pound
JPY = Japanese Yen
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

JUNE 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $1,044,635,550)			$1,003,913,061
Receivable for investments sold			18,382,478
Receivable for capital shares sold			124,519
Receivable for forward foreign currency exchange contracts			402,872
Dividends and interest receivable			2,154,770
			1,024,977,700

Liabilities
Disbursements in excess of demand deposit cash			2,531,310
Payable for investments purchased			7,435,502
Payable for capital shares redeemed			7,019,840
Payable for forward foreign currency exchange contracts			83,944
Accrued management fees			809,772
Distribution fees payable			91,660
			17,972,028

Net Assets			$1,007,005,672

Net Assets Consist of:
Capital (par value and paid-in surplus)			$1,574,841,126
Undistributed net investment income			566,775
Accumulated net realized loss on investment and foreign currency transactions			(527,998,718)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies			(40,403,511)
			$1,007,005,672

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$581,474,504	117,747,337	$4.94
Class II, $0.01 Par Value	$420,264,775	84,987,017	$4.95
Class III, $0.01 Par Value	$5,266,393	1,065,965	$4.94

See Notes to Financial Statements.

13

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $147,453)	$ 15,204,350
Interest	4,647
15,208,997
Expenses:
Management fees	5,191,266
Distribution fees — Class II	587,356
Directors’ fees and expenses	21,675
Other expenses	90,407
5,890,704

Net investment income (loss)	9,318,293

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	36,104,098
Foreign currency transactions	5,128,446
41,232,544

Change in net unrealized appreciation (depreciation) on:
Investments	(110,560,839)
Translation of assets and liabilities in foreign currencies	(183,278)
(110,744,117)

Net realized and unrealized gain (loss)	(69,511,573)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (60,193,280)

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 9,318,293	$ 24,106,181
Net realized gain (loss)	41,232,544	(164,775,824)
Change in net unrealized appreciation (depreciation)	(110,744,117)	318,847,799
Net increase (decrease) in net assets resulting from operations	(60,193,280)	178,178,156

Distributions to Shareholders
From net investment income:
Class I	(5,730,208)	(40,233,300)
Class II	(3,794,209)	(23,327,239)
Class III	(51,379)	(327,580)
Decrease in net assets from distributions	(9,575,796)	(63,888,119)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(82,714,197)	(201,122,799)

Redemption Fees
Increase in net assets from redemption fees	244	1,050

Net increase (decrease) in net assets	(152,483,029)	(86,831,712)

Net Assets
Beginning of period	1,159,488,701	1,246,320,413
End of period	$1,007,005,672	$1,159,488,701

Undistributed net investment income	$566,775	$824,278

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objective by investing primarily in equity securities of companies that management believes to be undervalued at the time of purchase. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue Class I, Class II and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

16

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2009, the fund had accumulated capital losses of $(480,891,183), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(260,779,098) and $(220,112,085) expire in 2016 and 2017, respectively.

The fund has elected to treat $(469,118) of net foreign currency losses incurred in the two-month period ended December 31, 2009, as having been incurred in the following fiscal year for federal income tax purposes.

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of the fund ranges from 0.90% to 1.00% for Class I and Class III and from 0.80% to 0.90% for Class II. The effective annual management fee for each class for the six months ended June 30, 2010 was 0.97%, 0.87% and 0.97% for Class I, Class II and Class III, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

18

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2010, were $398,754,798 and $462,411,195, respectively.

As of June 30, 2010, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$1,101,143,316
Gross tax appreciation of investments	$ 45,150,548
Gross tax depreciation of investments	(142,380,803)
Net tax appreciation (depreciation) of investments	$ (97,230,255)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	650,000,000		650,000,000
Sold	5,202,114	$ 27,877,672	8,253,332	$ 36,982,836
Issued in reinvestment of distributions	1,065,732	5,730,208	9,462,616	40,233,300
Redeemed	(15,936,681)	(85,112,960)	(60,594,222)	(259,611,680)
	(9,668,835)	(51,505,080)	(42,878,274)	(182,395,544)
Class II/Shares Authorized	350,000,000		350,000,000
Sold	2,237,489	12,021,975	8,020,338	35,764,160
Issued in reinvestment of distributions	705,726	3,794,209	5,444,889	23,327,239
Redeemed	(8,769,224)	(46,700,140)	(17,296,781)	(77,173,987)
	(5,826,009)	(30,883,956)	(3,831,554)	(18,082,588)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	343,862	1,866,015	405,931	1,804,468
Issued in reinvestment of distributions	9,552	51,379	76,720	327,580
Redeemed	(432,070)	(2,242,555)	(660,356)	(2,776,715)
	(78,656)	(325,161)	(177,705)	(644,667)
Net increase (decrease)	(15,573,500)	$(82,714,197)	(46,887,533)	$(201,122,799)

19

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of June 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$946,677,682	—
Foreign Common Stocks	14,780,042	$42,455,337	—
Total Value of Investment Securities	$961,457,724	$42,455,337	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$318,928	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

20

The value of foreign currency risk derivative instruments as of June 30, 2010, is disclosed on the Statement of Assets and Liabilities as an asset of $402,872 in receivable for forward foreign currency exchange contracts and as a liability of $83,944 in payable for forward foreign currency exchange contracts. For the six months ended June 30, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $5,153,996 in net realized gain (loss) on foreign currency transactions and $(182,758) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended June 30, 2010, the fund did not utilize the program.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund will be managed until a new agreement is approved by fund shareholders. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

21

Financial Highlights

VP Value

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.28	$4.68	$7.47	$8.74	$8.20	$8.75
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.05	0.11	0.14	0.13	0.13	0.13
Net Realized and
Unrealized Gain (Loss)	(0.34)	0.75	(1.93)	(0.54)	1.26	0.28
Total From
Investment Operations	(0.29)	0.86	(1.79)	(0.41)	1.39	0.41
Distributions
From Net
Investment Income	(0.05)	(0.26)	(0.16)	(0.14)	(0.12)	(0.08)
From Net Realized Gains	—	—	(0.84)	(0.72)	(0.73)	(0.88)
Total Distributions	(0.05)	(0.26)	(1.00)	(0.86)	(0.85)	(0.96)
Net Asset Value,
End of Period	$4.94	$5.28	$4.68	$7.47	$8.74	$8.20

Total Return(3)	(5.61)%	19.86%	(26.78)%	(5.14)%	18.65%	5.03%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.98%(4)	0.97%	0.95%	0.93%	0.93%	0.93%
Ratio of Net Investment
Income (Loss)
to Average Net Assets	1.72%(4)	2.31%	2.46%	1.65%	1.58%	1.66%
Portfolio Turnover Rate	36%	54%	111%	152%	132%	133%
Net Assets, End of Period
(in thousands)	$581,475	$673,058	$797,196	$1,470,148	$1,971,620	$2,297,418
(1)	Six months ended June 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

22

VP Value

Class II
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.29	$4.68	$7.46	$8.73	$8.19	$8.74
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.04	0.10	0.14	0.12	0.12	0.12
Net Realized and
Unrealized Gain (Loss)	(0.34)	0.76	(1.93)	(0.54)	1.25	0.27
Total From
Investment Operations	(0.30)	0.86	(1.79)	(0.42)	1.37	0.39
Distributions
From Net
Investment Income	(0.04)	(0.25)	(0.15)	(0.13)	(0.10)	(0.06)
From Net Realized Gains	—	—	(0.84)	(0.72)	(0.73)	(0.88)
Total Distributions	(0.04)	(0.25)	(0.99)	(0.85)	(0.83)	(0.94)
Net Asset Value,
End of Period	$4.95	$5.29	$4.68	$7.46	$8.73	$8.19

Total Return(3)	(5.67)%	19.72%	(26.80)%	(5.31)%	18.46%	4.85%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.13%(4)	1.12%	1.10%	1.08%	1.08%	1.08%
Ratio of Net Investment
Income (Loss)
to Average Net Assets	1.57%(4)	2.16%	2.31%	1.50%	1.43%	1.51%
Portfolio Turnover Rate	36%	54%	111%	152%	132%	133%
Net Assets, End of Period
(in thousands)	$420,265	$480,382	$442,933	$765,324	$840,512	$648,071
(1)	Six months ended June 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

23

VP Value

Class III
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.28	$4.68	$7.47	$8.74	$8.20	$8.75
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.05	0.11	0.14	0.13	0.13	0.13
Net Realized and
Unrealized Gain (Loss)	(0.34)	0.75	(1.93)	(0.54)	1.26	0.28
Total From
Investment Operations	(0.29)	0.86	(1.79)	(0.41)	1.39	0.41
Distributions
From Net
Investment Income	(0.05)	(0.26)	(0.16)	(0.14)	(0.12)	(0.08)
From Net Realized Gains	—	—	(0.84)	(0.72)	(0.73)	(0.88)
Total Distributions	(0.05)	(0.26)	(1.00)	(0.86)	(0.85)	(0.96)
Net Asset Value,
End of Period	$4.94	$5.28	$4.68	$7.47	$8.74	$8.20

Total Return(3)	(5.61)%	19.86%	(26.78)%	(5.14)%	18.65%	5.03%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.98%(4)	0.97%	0.95%	0.93%	0.93%	0.93%
Ratio of Net Investment
Income (Loss)
to Average Net Assets	1.72%(4)	2.31%	2.46%	1.65%	1.58%	1.66%
Portfolio Turnover Rate	36%	54%	111%	152%	132%	133%
Net Assets, End of Period
(in thousands)	$5,266	$6,049	$6,191	$10,381	$16,931	$8,750
(1)	Six months ended June 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

24

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Variable Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.):

John R. Whitten	For:	2,509,343,092
	Withhold:	137,098,251
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Class I and Class III	For:	567,030,410
	Against:	17,056,542
	Abstain:	36,439,768
	Broker Non-Vote:	0

Class II	For:	452,292,465
	Against:	12,035,927
	Abstain:	23,894,304
	Broker Non-Vote:	0

25

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Agreement at a meeting held on June 16, 2010.

The Interim Agreement and the Current Agreement are substantially identical to the Prior Agreement except for their effective dates and the termination provisions of the Interim Agreement. Under the Current Agreement, the Advisor will provide the same services as provided by the Advisor, be subject to the same duties, and receive the same compensation rate as under the Prior Agreement.

Basis for Board Approval of Interim Agreement

In considering the approval of the Interim Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

26

In evaluating the Interim Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

27

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Current Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

28

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

29

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

30

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

31

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

32

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Lipper Multi-Cap Value Index is an equally-weighted index of, typically, the 30 largest mutual funds that use a value investment strategy to purchase securities of companies of all market capitalizations.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies (the 3,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

33

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

34

Notes

35

Notes

36

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1008
CL-SAN-68989

Semiannual Report
June 30, 2010

American Century Investments®

VP Balanced Fund

Market Perspective	2
U.S. Market Returns	2

VP Balanced

Performance	3
Portfolio Commentary	5
Top Ten Stock Holdings	7
Top Five Stock Industries	7
Key Fixed-Income Portfolio Statistics	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	22
Statement of Operations	23
Statement of Changes in Net Assets	24
Notes to Financial Statements	25
Financial Highlights	32

Other Information

Proxy Voting Results	33
Board Approval of Management Agreements	34
Additional Information	40
Index Definitions	41

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

U.S. Stocks Declined

The U.S. stock market posted negative returns for the six months ended June 30, 2010, as a significant shift in market sentiment put an end to a yearlong market rally.

Stocks generated solid gains in the first four months of the period thanks to improving economic conditions and unexpectedly strong corporate earnings. Signs of improvement were evident across many segments of the economy—manufacturing activity picked up, consumer spending improved, and jobs data turned positive. In addition, corporate profits consistently exceeded expectations as many companies implemented stringent cost-management programs that helped boost profit margins. Rising demand for delayed big-ticket purchases, such as cars and appliances, also contributed to stronger earnings.

However, the market’s trajectory reversed abruptly in the last two months of the period. Concerns about sovereign debt issues in Europe, and the potential for these problems to crimp economic growth on a global scale, put downward pressure on stocks and led to a substantial increase in equity market volatility. The stock market decline in May and June more than offset the gains from the first four months of the year, leaving the major stock indices in negative territory overall for the six months. Large-cap shares suffered the most substantial losses, while value stocks held up better than growth-oriented issues across the board.

Bonds Gained Ground

The U.S. bond market advanced for the six months as market leadership changed. In the first half of the period, the improving economic environment provided a lift to corporate securities, which were among the best performers in the bond market. But as investors grew increasingly concerned about European debt issues and a slowdown in the pace of economic recovery, they abandoned riskier assets and shifted into the relative safety of Treasury bonds, which outperformed in the last half of the period.

Commercial mortgage-backed securities performed best overall as credit conditions in the commercial property sector improved markedly. Residential mortgage-backed securities lagged as delinquencies and foreclosures continued to increase and the Federal Reserve ended its program of buying mortgage securities to support the housing market.

U.S. Market Returns
For the six months ended June 30, 2010*
Stock Indices		Barclays Capital U.S. Bond Market Indices
Russell 1000 Index (Large-Cap)	–6.40%	Aggregate (multi-sector)	5.33%
Russell Midcap Index	–2.06%	Treasury	5.86%
Russell 2000 Index (Small-Cap)	–1.95%	Corporate Investment-Grade	5.79%
		Mortgage (mortgage-backed)	4.46%
*Total returns for periods less than one year are not annualized.		Agencies	3.76%

Performance

VP Balanced

Total Returns as of June 30, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year	5 years	10 years	Inception	Date
Class I	AVBIX	-1.73%	11.85%	1.44%	1.84%	6.10%	5/1/91
S&P 500 Index	—	-6.65%	14.43%	-0.79%	-1.59%	7.59%(3)	—
Barclays Capital U.S.
Aggregate Index(4)	—	5.33%	9.50%	5.54%	6.47%	6.92%(3)	—
Citigroup US Broad
Investment-Grade
Bond Index	—	5.27%	9.03%	5.76%	6.61%	7.02%(3)	—
New blended index(2)(4)	—	-1.79%	12.82%	2.04%	1.92%	7.62%(3)	—
Old blended index(2)	—	-1.81%	12.63%	2.15%	1.98%	7.66%(3)	—
(1)	Total returns for periods less than one year are not annualized.
(2) See Index Definitions pages.
(3)	Since 4/30/91, the date nearest the Class I’s inception for which data are available.
(4)	In January 2010, the fund’s blended index changed. The old blended index was represented by 60% of the S&P 500 Index and the remaining
40% was represented by the Citigroup US Broad Investment-Grade Bond Index. The new blended index is represented by 60% of the S&P 500
Index and the remaining 40% is represented by the Barclays Capital U.S. Aggregate Index. This reflects a change in the portfolio management analytics software used by American Century Investments’ fixed-income teams. The investment process is unchanged.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

VP Balanced

Total Annual Fund Operating Expenses
Class I	0.91%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

VP Balanced

Equity Portfolio Managers: Bill Martin and Claudia Musat

Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, and Brian Howell

In June 2010, equity portfolio manager Thomas Vaiana left American Century Investments to pursue other opportunities. With his departure, Claudia Musat, an equity portfolio manager who has been with the firm since 2005, was named co-portfolio manager of the equity component with Bill Martin.

Performance Summary

VP Balanced returned –1.73%* in the first half of 2010, compared with the –1.79% return of its benchmark (a blended index consisting of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Index). Please note that the Barclays Capital U.S. Aggregate Index replaced the Citigroup US Broad Investment-Grade Bond Index in the benchmark as of January 1, 2010. This reflects a change in the portfolio analytic management system used by American Century Investments’ fixed-income teams. The investment process remains unchanged.

VP Balanced posted a modestly negative return for the six-month period as a decline in U.S. stocks more than offset the positive performance in the U.S. bond market. The fund performed in line with its benchmark—the equity portion of the portfolio held up better than the S&P 500 Index, while the fixed-income component of the portfolio slightly lagged the Barclays Capital U.S. Aggregate Index. (It’s worth noting that the fund’s results reflected operating expenses, while the benchmark’s return did not.)

Stock Component Outperformed

In a declining market environment, the stock portion of VP Balanced outperformed the S&P 500 Index. Individual stock selection is typically the main driver of performance in the equity component, and stock selection added value in six of ten market sectors during the six-month period, led by consumer discretionary and health care.

The outperformance in the consumer discretionary sector resulted primarily from stock choices among specialty retailers and internet retailers. The top contributor in this sector was online movie rental firm Netflix, which reported healthy subscriber growth and generated better-than-expected earnings amid increased customer usage of streaming video. Other strong performers included discount clothing retailer Ross Stores, which enjoyed strong same-store sales increases and raised its earnings projections for 2010, and auto parts maker TRW Automotive, which reported robust earnings during the period thanks to improving demand and a lower cost structure.

In the health care sector, stock selection among health care equipment makers and pharmaceutical firms provided the bulk of the outperformance. The top contributor was medical technology company Millipore, which agreed to be acquired by a German pharmaceutical company.

Other notable positive performers included Terra Industries, which produces fertilizer and other agricultural chemicals, and Coca-Cola Enterprises, the largest North American bottler of Coca-Cola products. Both companies were

*Total returns for periods less than one year are not annualized.

VP Balanced

takeover targets—Terra agreed to a buyout by competitor CF Industries Holdings after more than a year of wrangling, while Coca-Cola Enterprises was acquired by Coca-Cola itself.

On the downside, stock selection in the financials and industrial sectors had the biggest negative impact on relative results. An underweight position in real estate investment trusts had the biggest negative impact in the financials sector, while an underweight in aerospace and defense companies detracted in the industrials sector. The most significant individual detractors during the period included disk-drive makers Western Digital and Seagate Technology, where lower prices in the disk-drive industry resulting from a supply and demand imbalance weighed on their stock prices, and independent power producer Mirant, which fell amid uncertainty about potential carbon taxes on its coal-fired power plants in forthcoming energy legislation.

Bond Portion Fared Well

The fixed-income component of the portfolio posted a solid absolute return but modestly trailed the performance of the Barclays Capital U.S. Aggregate Index. Sector allocation produced mixed results—an overweight position in high-quality corporate bonds added value as these securities outperformed, but this was offset by an underweight position in Treasury bonds, which also performed well. Toward the end of the period, we re-established small positions in municipal bonds and Treasury inflation-protected securities as these segments of the bond market lagged during the six months.

The bond portion benefited from an emphasis on commercial mortgage-backed securities and mortgage-backed bonds issued by non-government agencies over agency-issued mortgage securities. Agency mortgage-backed securities offered little yield advantage over Treasury bonds, and the Federal Reserve ended its explicit support of this market segment in March 2010.

The fund’s positioning for a flatter yield curve (a narrower gap between long- and short-term interest rates) was a modestly positive contributor as the spread between long- and short-term Treasury yields narrowed slightly but remained near historically wide levels.

The portfolio’s exposure to non-dollar assets detracted from performance as the sovereign debt issues in Europe caused the euro to depreciate significantly versus the U.S. dollar. (A stronger dollar reduces returns on foreign investments for U.S. investors.)

A Look Ahead

We believe the U.S. economy will remain on the road to recovery as we move into the second half of 2010, but headwinds and uncertainty remain. Consumers still face persistently high unemployment levels and significant debt burdens, while the stress resulting from sovereign debt issues in Europe has called into question the ability of the global economy to sustain its current pace of recovery. We will continue to focus on our disciplined investment processes for both the equity and fixed-income components of the portfolio.

VP Balanced

Top Ten Stock Holdings as of June 30, 2010
	% of equity portfolio	% of S&P 500 Index
Exxon Mobil Corp.	1.7%	3.1%
International Business Machines Corp.	1.5%	1.7%
JPMorgan Chase & Co.	1.3%	1.6%
Johnson & Johnson	1.3%	1.7%
Microsoft Corp.	1.3%	1.9%
Apple, Inc.	1.2%	2.5%
AT&T, Inc.	1.2%	1.5%
Chevron Corp.	1.2%	1.5%
Intel Corp.	1.1%	1.2%
Bank of America Corp.	1.1%	1.5%

Top Five Stock Industries as of June 30, 2010
	% of equity portfolio	% of S&P 500 Index
Oil, Gas & Consumable Fuels	6.5%	9.0%
Pharmaceuticals	4.2%	6.2%
Diversified Financial Services	3.7%	4.6%
Insurance	3.3%	4.0%
Computers & Peripherals	3.0%	4.6%

Key Fixed-Income Portfolio Statistics
		As of 6/30/10
Weighted Average Life		6.1 years
Average Duration (Effective)		4.3 years

Types of Investments in Portfolio
		% of net assets as of 6/30/10
Common Stocks		56.8%
U.S. Government Agency Mortgage-Backed Securities		11.9%
Corporate Bonds		11.5%
U.S. Treasury Securities		9.5%
U.S. Government Agency Securities and Equivalents		5.1%
Commercial Mortgage-Backed Securities		1.9%
Commercial Mortgage Obligations		1.1%
Municipal Securities		0.8%
Sovereign Governments & Agencies		0.3%
Temporary Cash Investments		0.8%
Other Assets and Liabilities		0.3%

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/10	6/30/10	1/1/10 – 6/30/10	Expense Ratio*
Actual	$1,000	$982.70	$4.47	0.91%
Hypothetical	$1,000	$1,020.28	$4.56	0.91%
*Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

VP Balanced

JUNE 30, 2010 (UNAUDITED)
	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Common Stocks — 56.8%			Valspar Corp.	3,663	$ 110,329
			W.R. Grace & Co.(1)	1,625	34,190
AEROSPACE & DEFENSE — 1.1%
Boeing Co. (The)	7,227	$ 453,494			900,198
L-3 Communications			COMMERCIAL BANKS — 1.7%
Holdings, Inc.	1,775	125,741	BB&T Corp.	958	25,205
Northrop Grumman Corp.	2,349	127,880	KeyCorp	4,903	37,704
Raytheon Co.	9,427	456,172	PNC Financial Services
		1,163,287	Group, Inc.	3,131	176,902
AIR FREIGHT & LOGISTICS — 0.5%			Regions Financial Corp.	3,497	23,010
FedEx Corp.	1,951	136,785	Toronto-Dominion Bank (The)	7,253	470,792
United Parcel Service, Inc.,			U.S. Bancorp.	8,894	198,781
Class B	6,645	378,034	Wells Fargo & Co.	37,226	952,986
		514,819			1,885,380
AUTO COMPONENTS — 0.3%			COMMERCIAL SERVICES & SUPPLIES — 0.1%
TRW Automotive Holdings			R.R. Donnelley & Sons Co.	2,343	38,355
Corp.(1)	10,810	298,032	Republic Services, Inc.	878	26,103
AUTOMOBILES — 0.1%			Waste Management, Inc.	554	17,335
Ford Motor Co.(1)	14,517	146,331			81,793
BEVERAGES — 0.8%			COMMUNICATIONS EQUIPMENT — 0.7%
Coca-Cola Co. (The)	2,674	134,021	ADC Telecommunications,
Coca-Cola Enterprises, Inc.	6,289	162,634	Inc.(1)	5,389	39,933
Dr Pepper Snapple Group, Inc.	15,160	566,832	Arris Group, Inc.(1)	8,355	85,137
		863,487	Cisco Systems, Inc.(1)	16,432	350,166
BIOTECHNOLOGY — 1.5%			CommScope, Inc.(1)	3,148	74,828
Amgen, Inc.(1)	15,749	828,398	Harris Corp.	2,318	96,545
Biogen Idec, Inc.(1)	7,694	365,080	Plantronics, Inc.	2,501	71,529
Cephalon, Inc.(1)	6,343	359,965	Tellabs, Inc.	7,442	47,554
Cubist Pharmaceuticals, Inc.(1)	4,319	88,972			765,692
Gilead Sciences, Inc.(1)	176	6,033	COMPUTERS & PERIPHERALS — 3.0%
		1,648,448	Apple, Inc.(1)	5,358	1,347,698
CAPITAL MARKETS — 1.3%			EMC Corp.(1)	7,195	131,668
Bank of New York			Hewlett-Packard Co.	7,049	305,081
Mellon Corp. (The)	11,414	281,812	Lexmark International, Inc.,
Goldman Sachs			Class A(1)	8,630	285,049
Group, Inc. (The)	6,069	796,678	SanDisk Corp.(1)	7,276	306,101
Investment Technology			Seagate Technology(1)	33,006	430,398
Group, Inc.(1)	1,372	22,034
			Synaptics, Inc.(1)	1,973	54,258
Legg Mason, Inc.	11,453	321,027	Western Digital Corp.(1)	12,121	365,569
		1,421,551			3,225,822
CHEMICALS — 0.8%			CONSTRUCTION & ENGINEERING — 0.4%
Ashland, Inc.	2,462	114,286
			EMCOR Group, Inc.(1)	10,445	242,011
Lubrizol Corp.	5,173	415,444
			Shaw Group, Inc. (The)(1)	4,350	148,857
OM Group, Inc.(1)	3,673	87,638
			URS Corp.(1)	1,464	57,608
Sherwin-Williams Co. (The)	1,999	138,311
					448,476

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
CONSUMER FINANCE — 0.3%			Schlumberger Ltd.	3,560	$ 197,010
American Express Co.	3,133	$ 124,380	Transocean Ltd.(1)	887	41,095
AmeriCredit Corp.(1)	3,111	56,682			831,887
Cash America			FOOD & STAPLES RETAILING — 0.5%
International, Inc.	5,474	187,594	Safeway, Inc.	15,977	314,108
		368,656	SUPERVALU, INC.	5,723	62,037
CONTAINERS & PACKAGING — 0.2%			Wal-Mart Stores, Inc.	4,673	224,631
Graphic Packaging					600,776
Holding Co.(1)	23,726	74,737
			FOOD PRODUCTS — 2.0%
Rock-Tenn Co., Class A	2,581	128,198	ConAgra Foods, Inc.	14,113	329,115
		202,935	Corn Products
DIVERSIFIED CONSUMER SERVICES — 0.2%			International, Inc.	8,588	260,216
Career Education Corp.(1)	1,873	43,116	Del Monte Foods Co.	34,192	492,023
Corinthian Colleges, Inc.(1)	2,656	26,162	Dole Food Co., Inc.(1)	7,579	79,049
ITT Educational Services, Inc.(1)	1,215	100,869	Hershey Co. (The)	1,466	70,265
		170,147	Lancaster Colony Corp.	443	23,639
DIVERSIFIED FINANCIAL SERVICES — 2.4%			Mead Johnson Nutrition Co.	1,302	65,256
Bank of America Corp.	79,923	1,148,493	Sara Lee Corp.	31,605	445,631
JPMorgan Chase & Co.	38,957	1,426,216	Tyson Foods, Inc., Class A	26,144	428,500
		2,574,709			2,193,694
DIVERSIFIED TELECOMMUNICATION			GAS UTILITIES — 0.2%
SERVICES — 1.6%			Nicor, Inc.	640	25,920
AT&T, Inc.	55,682	1,346,947	ONEOK, Inc.	3,049	131,869
Verizon Communications, Inc.	13,643	382,277	UGI Corp.	935	23,787
		1,729,224			181,576
ELECTRIC UTILITIES — 0.5%			HEALTH CARE EQUIPMENT & SUPPLIES — 0.6%
Entergy Corp.	1,221	87,448	Becton, Dickinson & Co.	1,233	83,376
Exelon Corp.	3,908	148,387	C.R. Bard, Inc.	2,991	231,892
NextEra Energy, Inc.	5,417	264,133	Hospira, Inc.(1)	494	28,380
		499,968	Medtronic, Inc.	3,534	128,178
ELECTRICAL EQUIPMENT(2)
			STERIS Corp.	4,248	132,028
General Cable Corp.(1)	1,659	44,212			603,854
ELECTRONIC EQUIPMENT, INSTRUMENTS &			HEALTH CARE PROVIDERS & SERVICES — 1.7%
COMPONENTS — 0.6%			Cardinal Health, Inc.	15,422	518,333
Anixter International, Inc.(1)	1,671	71,185
			Health Net, Inc.(1)	1,451	35,361
Celestica, Inc.(1)	18,968	152,882
			Humana, Inc.(1)	12,391	565,897
Tech Data Corp.(1)	3,907	139,167
			Magellan Health Services, Inc.(1)	2,001	72,676
Tyco Electronics Ltd.	12,505	317,377	UnitedHealth Group, Inc.	14,927	423,927
Vishay Intertechnology, Inc.(1)	2,123	16,432
			WellPoint, Inc.(1)	5,256	257,176
		697,043			1,873,370
ENERGY EQUIPMENT & SERVICES — 0.8%			HOTELS, RESTAURANTS & LEISURE — 0.4%
Complete Production
Services, Inc.(1)	6,320	90,376	McDonald’s Corp.	3,250	214,078
National Oilwell Varco, Inc.	9,304	307,683	Panera Bread Co., Class A(1)	1,539	115,871
Oil States International, Inc.(1)	4,945	195,723	Starbucks Corp.	2,586	62,840
					392,789

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
HOUSEHOLD DURABLES — 0.2%			INTERNET & CATALOG RETAIL — 0.3%
American Greetings Corp.,			Amazon.com, Inc.(1)	1,380	$ 150,779
Class A	4,649	$ 87,215	Netflix, Inc.(1)	1,345	146,134
D.R. Horton, Inc.	4,754	46,732			296,913
Harman International			INTERNET SOFTWARE & SERVICES — 0.9%
Industries, Inc.(1)	2,919	87,249
			AOL, Inc.(1)	5,732	119,168
Ryland Group, Inc.	662	10,473
		231,669	EarthLink, Inc.	10,802	85,984
			Google, Inc., Class A(1)	1,781	792,456
HOUSEHOLD PRODUCTS — 1.4%
Colgate-Palmolive Co.	1,671	131,608			997,608
Kimberly-Clark Corp.	4,378	265,438	IT SERVICES — 2.5%
Procter & Gamble Co. (The)	18,077	1,084,259	Acxiom Corp.(1)	362	5,318
		1,481,305	Automatic Data Processing, Inc.	10,416	419,348
INDEPENDENT POWER PRODUCERS &			Computer Sciences Corp.	8,518	385,439
ENERGY TRADERS — 0.9%			Convergys Corp.(1)	21,450	210,425
Constellation Energy			International Business
Group, Inc.	18,592	599,592	Machines Corp.	13,077	1,614,748
Mirant Corp.(1)	18,300	193,248	NeuStar, Inc., Class A(1)	1,587	32,724
NRG Energy, Inc.(1)	8,567	181,706	Western Union Co. (The)	8,017	119,533
		974,546			2,787,535
INDUSTRIAL CONGLOMERATES — 1.0%			LEISURE EQUIPMENT & PRODUCTS — 0.4%
3M Co.	4,891	386,340	Polaris Industries, Inc.	7,530	411,289
Carlisle Cos., Inc.	7,910	285,788	LIFE SCIENCES TOOLS & SERVICES — 0.2%
General Electric Co.	31,870	459,566	Bruker Corp.(1)	14,988	182,254
		1,131,694	MACHINERY — 1.6%
INSURANCE — 2.9%			Briggs & Stratton Corp.	5,164	87,891
ACE Ltd.	2,389	122,986	Caterpillar, Inc.	6,071	364,685
Allied World Assurance Co.			Cummins, Inc.	3,753	244,433
Holdings Ltd.	5,975	271,146	Deere & Co.	5,743	319,770
American Financial Group, Inc.	17,902	489,083	Graco, Inc.	1,194	33,659
Arch Capital Group Ltd.(1)	162	12,069	Mueller Industries, Inc.	1,287	31,660
Aspen Insurance Holdings Ltd.	956	23,651	Oshkosh Corp.(1)	10,556	328,925
Berkshire Hathaway, Inc.,			Timken Co.	10,716	278,509
Class B(1)	2,392	190,618
			WABCO Holdings, Inc.(1)	2,528	79,582
Chubb Corp. (The)	3,568	178,436
					1,769,114
CNA Financial Corp.(1)	1,644	42,021
			MEDIA — 1.4%
Endurance Specialty
Holdings Ltd.	4,881	183,184	Comcast Corp., Class A	35,112	609,895
Hartford Financial Services			DIRECTV, Class A(1)	2,212	75,031
Group, Inc. (The)	911	20,160	Discovery Communications,
Horace Mann Educators Corp.	2,454	37,546	Inc., Class A(1)	1,088	38,852
Principal Financial Group, Inc.	21,373	500,983	Gannett Co., Inc.	1,889	25,426
Protective Life Corp.	1,298	27,764	Liberty Media Corp. - Starz,
			Series A(1)	730	37,843
Prudential Financial, Inc.	12,155	652,237
			Scholastic Corp.	2,436	58,756
Transatlantic Holdings, Inc.	506	24,268
			Time Warner, Inc.	21,872	632,320
Travelers Cos., Inc. (The)	9,043	445,368
			Walt Disney Co. (The)	1,733	54,590
		3,221,520
					1,532,713

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
METALS & MINING — 1.2%			Merck & Co., Inc.	1,552	$ 54,273
Freeport-McMoRan			Pfizer, Inc.	9,478	135,156
Copper & Gold, Inc.	10,615	$ 627,665			4,083,245
Newmont Mining Corp.	6,475	399,766	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
Reliance Steel & Aluminum Co.	5,884	212,707	Annaly Capital
Worthington Industries, Inc.	2,389	30,723	Management, Inc.	1,347	23,101
		1,270,861	Boston Properties, Inc.	795	56,715
MULTILINE RETAIL — 0.8%			CBL & Associates
Big Lots, Inc.(1)	833	26,731	Properties, Inc.	273	3,396
Dillard’s, Inc., Class A	5,337	114,746	Equity LifeStyle
			Properties, Inc.	1,376	66,365
Dollar Tree, Inc.(1)	3,893	162,045
			Federal Realty
Family Dollar Stores, Inc.	3,291	124,038	Investment Trust	107	7,519
Macy’s, Inc.	4,835	86,546	Mid-America Apartment
Target Corp.	7,449	366,267	Communities, Inc.	125	6,434
		880,373	Simon Property Group, Inc.	675	54,506
MULTI-UTILITIES — 0.8%					218,036
DTE Energy Co.	6,977	318,221	ROAD & RAIL — 0.2%
Integrys Energy Group, Inc.	13,093	572,688	CSX Corp.	2,587	128,393
NiSource, Inc.	1,357	19,676	Norfolk Southern Corp.	2,371	125,781
		910,585			254,174
OFFICE ELECTRONICS — 0.1%			SEMICONDUCTORS & SEMICONDUCTOR
Xerox Corp.	9,538	76,686	EQUIPMENT — 2.0%
OIL, GAS & CONSUMABLE FUELS — 5.3%			Advanced Micro Devices, Inc.(1)	12,350	90,402
Anadarko Petroleum Corp.	3,404	122,850	Broadcom Corp., Class A	8,815	290,631
Apache Corp.	3,308	278,501	Intel Corp.	61,531	1,196,778
Canadian Natural			LSI Corp.(1)	22,799	104,875
Resources Ltd.	10,206	339,145	Micron Technology, Inc.(1)	11,744	99,707
Chevron Corp.	18,924	1,284,183	RF Micro Devices, Inc.(1)	17,262	67,494
Cimarex Energy Co.	2,525	180,740	Texas Instruments, Inc.	13,596	316,515
ConocoPhillips	16,316	800,952			2,166,402
Exxon Mobil Corp.	33,161	1,892,498	SOFTWARE — 2.3%
Murphy Oil Corp.	4,273	211,727	ACI Worldwide, Inc.(1)	835	16,257
Occidental Petroleum Corp.	5,444	420,005	Fair Isaac Corp.	2,390	52,078
World Fuel Services Corp.	9,818	254,679	Intuit, Inc.(1)	15,654	544,290
		5,785,280	Microsoft Corp.	59,067	1,359,132
PAPER & FOREST PRODUCTS — 0.1%			Oracle Corp.	13,689	293,766
International Paper Co.	5,488	124,193	Quest Software, Inc.(1)	1,693	30,542
PHARMACEUTICALS — 3.7%			Symantec Corp.(1)	8,348	115,870
Abbott Laboratories	9,147	427,897
			Synopsys, Inc.(1)	4,470	93,289
Bristol-Myers Squibb Co.	20,437	509,699
Eli Lilly & Co.	22,455	752,243			2,505,224
Endo Pharmaceuticals			SPECIALTY RETAIL — 1.3%
Holdings, Inc.(1)	17,265	376,722	AutoZone, Inc.(1)	238	45,986
Forest Laboratories, Inc.(1)	10,651	292,157	Gap, Inc. (The)	14,373	279,699
Johnson & Johnson	23,800	1,405,628	Home Depot, Inc. (The)	504	14,147
King Pharmaceuticals, Inc.(1)	17,058	129,470	PetSmart, Inc.	1,793	54,095

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Rent-A-Center, Inc.(1)	8,591	$ 174,054	FNMA, 5.50%, 6/1/33(4)	$ 327,714	$ 353,440
Ross Stores, Inc.	9,368	499,221	FNMA, 5.50%, 8/1/33(4)	289,329	312,041
Williams-Sonoma, Inc.	15,243	378,331	FNMA, 5.00%, 11/1/33(4)	1,269,400	1,350,179
		1,445,533	FNMA, 5.50%, 1/1/34(4)	490,717	530,431
TEXTILES, APPAREL & LUXURY GOODS — 0.1%			FNMA, 4.50%, 9/1/35(4)	963,070	1,007,341
Jones Apparel Group, Inc.	6,995	110,871	FNMA, 5.00%, 2/1/36(4)	1,206,053	1,280,351
THRIFTS & MORTGAGE FINANCE(2)			FNMA, 5.50%, 1/1/37	2,109,844	2,270,192
Ocwen Financial Corp.(1)	2,276	23,192	FNMA, 5.50%, 2/1/37(4)	305,848	328,806
TOBACCO — 0.7%			FNMA, 6.00%, 7/1/37	1,620,013	1,760,346
Altria Group, Inc.	3,349	67,114	FNMA, 6.50%, 8/1/37(4)	303,391	330,526
Philip Morris International, Inc.	15,347	703,506	FNMA, 6.50%, 6/1/47(4)	17,380	18,983
		770,620	FNMA, 6.50%, 8/1/47(4)	70,326	76,814
TOTAL COMMON STOCKS			FNMA, 6.50%, 8/1/47(4)	71,714	78,329
(Cost $58,998,799)		61,971,591
			FNMA, 6.50%, 9/1/47(4)	7,973	8,708
U.S. Government Agency			FNMA, 6.50%, 9/1/47(4)	43,224	47,211
Mortgage-Backed Securities(3) — 11.9%
			FNMA, 6.50%, 9/1/47(4)	105,259	114,969
FHLMC, 7.00%, 11/1/13(4)	$ 22,163	23,619
			FNMA, 6.50%, 9/1/47(4)	114,335	124,883
FHLMC, 6.50%, 6/1/16(4)	53,471	57,715
			GNMA, 7.00%, 4/20/26(4)	39,281	43,905
FHLMC, 6.50%, 6/1/16(4)	55,762	60,576
			GNMA, 7.50%, 8/15/26(4)	22,976	26,117
FHLMC, 4.50%, 1/1/19(4)	478,073	510,170
			GNMA, 7.00%, 2/15/28(4)	5,767	6,556
FHLMC, 6.50%, 1/1/28(4)	17,611	19,575
			GNMA, 7.50%, 2/15/28(4)	9,884	11,256
FHLMC, 6.50%, 6/1/29(4)	11,775	13,108
			GNMA, 6.50%, 5/15/28(4)	2,978	3,346
FHLMC, 8.00%, 7/1/30(4)	14,309	16,509
			GNMA, 6.50%, 5/15/28(4)	3,062	3,442
FHLMC, 5.50%, 12/1/33(4)	497,520	536,964
			GNMA, 7.00%, 12/15/28(4)	10,605	12,056
FHLMC, 5.50%, 1/1/38(4)	234,988	252,590
			GNMA, 7.00%, 5/15/31(4)	73,549	83,594
FHLMC, 6.00%, 8/1/38	207,888	225,852	GNMA, 5.50%, 11/15/32(4)	328,295	357,462
FHLMC, 6.50%, 7/1/47(4)	31,565	34,482
			TOTAL U.S. GOVERNMENT AGENCY
FNMA, 6.50%, 11/1/11(4)	2,494	2,583	MORTGAGE-BACKED SECURITIES
FNMA, 6.00%, 4/1/13(4)	2,841	3,086	(Cost $12,156,416)		13,050,826
FNMA, 6.00%, 4/1/13(4)	5,426	5,894	Corporate Bonds — 11.5%
FNMA, 6.00%, 5/1/13(4)	789	857	AEROSPACE & DEFENSE — 0.4%
FNMA, 6.50%, 6/1/13(4)	774	841	Honeywell International, Inc.,
FNMA, 6.50%, 6/1/13(4)	10,179	11,069	5.30%, 3/15/17(4)	57,000	64,717
FNMA, 6.00%, 7/1/13(4)	2,604	2,829	Honeywell International, Inc.,
			5.30%, 3/1/18(4)	70,000	80,113
FNMA, 6.00%, 1/1/14(4)	38,321	41,625
			L-3 Communications Corp.,
FNMA, 4.50%, 5/1/19(4)	217,332	231,889	5.875%, 1/15/15(4)	50,000	49,625
FNMA, 4.50%, 5/1/19(4)	258,620	275,943	Lockheed Martin Corp., 5.50%,
FNMA, 6.50%, 1/1/28(4)	6,480	7,168	11/15/39(4)	70,000	75,071
FNMA, 7.00%, 1/1/28(4)	16,808	19,048	United Technologies Corp.,
			6.05%, 6/1/36(4)	134,000	153,571
FNMA, 6.50%, 1/1/29(4)	33,623	37,550
			United Technologies Corp.,
FNMA, 7.50%, 7/1/29(4)	52,433	59,785	5.70%, 4/15/40(4)	50,000	56,113
FNMA, 7.50%, 9/1/30(4)	13,673	15,587			479,210
FNMA, 6.50%, 1/1/32(4)	38,170	42,628

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
AUTOMOBILES — 0.1%			HSBC Bank plc, 3.50%,
Daimler Finance N.A. LLC,			6/28/15(4)(5)	$ 40,000	$ 40,449
5.875%, 3/15/11(4)	$ 70,000	$ 72,138	HSBC Holdings plc, 6.80%,
Nissan Motor Acceptance			6/1/38(4)	20,000	21,652
Corp., 3.25%, 1/30/13(4)(5)	10,000	10,220	PNC Bank N.A., 6.00%,
		82,358	12/7/17(4)	80,000	87,426
BEVERAGES — 0.3%			PNC Funding Corp., 4.25%,
			9/21/15(4)	10,000	10,472
Anheuser-Busch InBev
Worldwide, Inc., 3.00%,			Wachovia Bank N.A., 4.80%,
10/15/12(4)	80,000	82,187	11/1/14(4)	110,000	115,351
Anheuser-Busch InBev			Wachovia Bank N.A., 4.875%,
Worldwide, Inc., 6.875%,			2/1/15(4)	32,000	33,585
11/15/19(5)	70,000	80,927	Wells Fargo & Co., 3.625%,
Dr Pepper Snapple Group, Inc.,			4/15/15(4)	20,000	20,467
6.82%, 5/1/18(4)	70,000	83,668			427,824
SABMiller plc, 6.20%,			COMMERCIAL SERVICES & SUPPLIES — 0.2%
7/1/11(4)(5)	70,000	73,172	Allied Waste North America,
		319,954	Inc., 6.375%, 4/15/11(4)	50,000	51,692
CAPITAL MARKETS — 0.7%			Corrections Corp. of America,
Credit Suisse (New York),			6.25%, 3/15/13(4)	70,000	70,875
5.00%, 5/15/13(4)	110,000	117,632	Republic Services, Inc., 5.50%,
Credit Suisse AG, 5.40%,			9/15/19(4)(5)	60,000	65,107
1/14/20(4)	20,000	19,937	Waste Management, Inc.,
Deutsche Bank AG (London),			6.125%, 11/30/39(4)	30,000	32,600
3.875%, 8/18/14(4)	50,000	51,718			220,274
Goldman Sachs Group, Inc.			COMMUNICATIONS EQUIPMENT — 0.1%
(The), 6.00%, 5/1/14(4)	40,000	43,033	Cisco Systems, Inc., 5.90%,
Goldman Sachs Group, Inc.			2/15/39(4)	60,000	67,033
(The), 7.50%, 2/15/19(4)	170,000	190,451	CONSUMER FINANCE — 0.2%
Jefferies Group, Inc., 8.50%,			General Electric Capital Corp.,
7/15/19(4)	30,000	33,774	3.75%, 11/14/14(4)	50,000	51,221
Morgan Stanley, 4.20%,			General Electric Capital Corp.,
11/20/14(4)	100,000	98,881	4.375%, 9/21/15(4)	50,000	52,659
Morgan Stanley, 6.625%,			General Electric Capital Corp.,
4/1/18(4)	100,000	105,035	5.625%, 9/15/17(4)	140,000	149,948
Morgan Stanley, 5.625%,			SLM Corp., 5.375%, 1/15/13(4)	30,000	29,115
9/23/19(4)	100,000	96,981
					282,943
		757,442
			CONTAINERS & PACKAGING — 0.1%
CHEMICALS — 0.2%
			Ball Corp., 7.125%, 9/1/16(4)	40,000	42,050
CF Industries, Inc., 6.875%,
5/1/18	50,000	51,000	Ball Corp., 6.75%, 9/15/20(4)	30,000	30,450
Dow Chemical Co. (The),					72,500
8.55%, 5/15/19(4)	50,000	61,344	DIVERSIFIED FINANCIAL SERVICES — 0.8%
Rohm & Haas Co., 5.60%,			Arch Western Finance LLC,
3/15/13(4)	70,000	75,138	6.75%, 7/1/13(4)	30,000	30,225
		187,482	Bank of America Corp., 6.50%,
COMMERCIAL BANKS — 0.4%			8/1/16(4)	30,000	32,524
BB&T Corp., 5.70%, 4/30/14(4)	40,000	43,974	Bank of America Corp., 5.75%,
			12/1/17(4)	40,000	41,570
Fifth Third Bancorp., 6.25%,
5/1/13(4)	50,000	54,448

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Bank of America N.A., 5.30%,			ELECTRIC UTILITIES — 0.3%
3/15/17(4)	$ 124,000	$ 125,100	Carolina Power & Light Co.,
Citigroup, Inc., 6.00%,			5.15%, 4/1/15(4)	$ 37,000	$ 41,247
12/13/13(4)	80,000	83,996	Cleveland Electric Illuminating
Citigroup, Inc., 6.01%,			Co. (The), 5.70%, 4/1/17(4)	18,000	19,552
1/15/15(4)	50,000	52,517	Duke Energy Corp., 3.95%,
Citigroup, Inc., 4.75%,			9/15/14(4)	40,000	42,114
5/19/15	20,000	20,019	EDF SA, 4.60%, 1/27/20(4)(5)	50,000	51,500
Citigroup, Inc., 6.125%,			Exelon Generation Co. LLC,
5/15/18(4)	90,000	94,136	5.20%, 10/1/19(4)	40,000	42,671
Citigroup, Inc., 8.50%,			FirstEnergy Solutions Corp.,
5/22/19(4)	30,000	35,845	6.05%, 8/15/21(4)	80,000	81,846
JPMorgan Chase & Co.,			Florida Power Corp., 6.35%,
4.65%, 6/1/14(4)	90,000	96,080	9/15/37(4)	70,000	83,335
JPMorgan Chase & Co.,			Southern California Edison Co.,
3.70%, 1/20/15(4)	20,000	20,487	5.625%, 2/1/36(4)	22,000	24,403
JPMorgan Chase & Co.,					386,668
6.00%, 1/15/18(4)	180,000	199,188
			ELECTRONIC EQUIPMENT, INSTRUMENTS &
		831,687	COMPONENTS — 0.1%
DIVERSIFIED TELECOMMUNICATION			Jabil Circuit, Inc., 7.75%,
SERVICES — 0.8%			7/15/16(4)	70,000	73,500
Alltel Corp., 7.875%, 7/1/32(4)	30,000	38,018	ENERGY EQUIPMENT & SERVICES — 0.1%
AT&T, Inc., 6.80%, 5/15/36(4)	110,000	126,863	Weatherford International Ltd.,
AT&T, Inc., 6.55%, 2/15/39(4)	60,000	67,584	9.625%, 3/1/19(4)	70,000	84,474
Cellco Partnership/Verizon			FOOD & STAPLES RETAILING — 0.4%
Wireless Capital LLC, 8.50%,			CVS Caremark Corp., 6.60%,
11/15/18(4)	30,000	39,098	3/15/19(4)	100,000	116,644
CenturyLink, Inc., 7.60%,			SYSCO Corp., 4.20%,
9/15/39(4)	30,000	28,572	2/12/13(4)	30,000	32,188
Embarq Corp., 7.08%, 6/1/16(4)	65,000	69,411	Wal-Mart Stores, Inc., 5.875%,
New Communications			4/5/27(4)	138,000	156,424
Holdings, Inc., 8.50%,			Wal-Mart Stores, Inc., 6.20%,
4/15/20(4)(5)	30,000	30,225	4/15/38(4)	60,000	70,590
Qwest Corp., 7.875%, 9/1/11(4)	30,000	31,350	Wal-Mart Stores, Inc., 5.625%,
Qwest Corp., 7.50%, 10/1/14(4)	60,000	64,125	4/1/40(4)	40,000	43,878
Sprint Capital Corp., 7.625%,					419,724
1/30/11(4)	50,000	51,125	FOOD PRODUCTS — 0.2%
Telecom Italia Capital SA,			Campbell Soup Co., 3.05%,
6.18%, 6/18/14(4)	90,000	94,204	7/15/17(6)	20,000	19,942
Telecom Italia Capital SA,			Kellogg Co., 4.45%, 5/30/16(4)	50,000	54,723
7.00%, 6/4/18(4)	30,000	32,029	Kraft Foods, Inc., 6.00%,
Telefonica Emisiones SAU,			2/11/13(4)	20,000	22,068
5.88%, 7/15/19(4)	100,000	106,943	Kraft Foods, Inc., 5.375%,
Verizon Communications, Inc.,			2/10/20(4)	20,000	21,488
6.40%, 2/15/38(4)	20,000	22,164	Kraft Foods, Inc., 6.50%,
Windstream Corp., 7.875%,			2/9/40(4)	70,000	78,665
11/1/17(4)	50,000	49,063	Mead Johnson Nutrition Co.,
		850,774	3.50%, 11/1/14(4)(5)	30,000	31,102
					227,988

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%			New York Life Global Funding,
Baxter International, Inc.,			4.65%, 5/9/13(4)(5)	$ 40,000	$ 42,946
5.90%, 9/1/16(4)	$ 40,000	$ 47,019	Prudential Financial, Inc.,
Covidien International Finance			7.375%, 6/15/19(4)	30,000	34,820
SA, 1.875%, 6/15/13(4)	40,000	40,289	Prudential Financial, Inc.,
		87,308	5.40%, 6/13/35(4)	80,000	72,160
HEALTH CARE PROVIDERS & SERVICES — 0.2%			Travelers Cos., Inc. (The),
			5.90%, 6/2/19(4)	30,000	33,392
Express Scripts, Inc., 5.25%,
6/15/12(4)	60,000	64,141			414,415
Express Scripts, Inc., 7.25%,			MACHINERY — 0.1%
6/15/19(4)	90,000	109,049	Deere & Co., 5.375%,
Medco Health Solutions, Inc.,			10/16/29(4)	60,000	65,857
7.25%, 8/15/13(4)	60,000	69,282	MEDIA — 1.1%
		242,472	CBS Corp., 8.875%, 5/15/19(4)	30,000	37,829
HOTELS, RESTAURANTS & LEISURE — 0.2%			CBS Corp., 5.75%, 4/15/20(4)	30,000	32,285
McDonald’s Corp., 5.35%,			CBS Corp., 5.50%, 5/15/33(4)	30,000	27,672
3/1/18(4)	50,000	57,392
			Comcast Corp., 5.90%,
McDonald’s Corp., 6.30%,			3/15/16(4)	44,000	49,671
10/15/37(4)	70,000	85,319
			Comcast Corp., 6.40%,
Yum! Brands, Inc., 5.30%,			5/15/38(4)	60,000	65,000
9/15/19(4)	80,000	86,237
			DirecTV Holdings LLC/DirecTV
		228,948	Financing Co., Inc., 4.75%,
HOUSEHOLD DURABLES — 0.1%			10/1/14(4)	100,000	106,050
Jarden Corp., 8.00%, 5/1/16	50,000	51,625	DirecTV Holdings LLC/DirecTV
Toll Brothers Finance Corp.,			Financing Co., Inc., 6.375%,
6.75%, 11/1/19(4)	30,000	29,479	6/15/15(4)	60,000	62,400
		81,104	Gannett Co., Inc., 9.375%,
			11/15/17(4)(5)	30,000	31,725
HOUSEHOLD PRODUCTS — 0.1%
			Interpublic Group of Cos., Inc.
Kimberly-Clark Corp., 6.125%,			(The), 10.00%, 7/15/17(4)	70,000	77,525
8/1/17(4)	70,000	83,024
			Lamar Media Corp., 9.75%,
INDUSTRIAL CONGLOMERATES — 0.1%			4/1/14(4)	40,000	43,800
General Electric Co., 5.00%,			News America, Inc., 6.90%,
2/1/13(4)	42,000	45,077
			8/15/39(4)	50,000	57,654
General Electric Co., 5.25%,			Omnicom Group, Inc., 5.90%,
12/6/17(4)	70,000	76,283
			4/15/16(4)	100,000	113,875
		121,360	Time Warner Cable, Inc.,
INSURANCE — 0.4%			5.40%, 7/2/12(4)	60,000	64,131
Allstate Corp. (The), 7.45%,			Time Warner Cable, Inc.,
5/16/19	40,000	47,253	6.75%, 7/1/18(4)	60,000	69,038
Hartford Financial Services			Time Warner, Inc., 5.50%,
Group, Inc. (The), 4.00%,			11/15/11(4)	50,000	52,721
3/30/15(4)	30,000	29,497
			Time Warner, Inc., 7.70%,
Lincoln National Corp., 6.25%,			5/1/32(4)	40,000	48,469
2/15/20(4)	30,000	32,221
			Viacom, Inc., 6.25%,
MetLife Global Funding I,			4/30/16(4)	120,000	136,345
5.125%, 4/10/13(4)(5)	50,000	54,128
			Virgin Media Secured Finance
MetLife, Inc., 6.75%, 6/1/16(4)	60,000	67,998	plc, 6.50%, 1/15/18(4)(5)	100,000	98,750
					1,174,940

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
METALS & MINING — 0.5%			OIL, GAS & CONSUMABLE FUELS — 1.2%
AngloGold Ashanti Holdings			Anadarko Petroleum Corp.,
plc, 5.375%, 4/15/20(4)	$ 20,000	$ 20,364	6.45%, 9/15/36(4)	$ 70,000	$ 55,899
ArcelorMittal, 9.85%, 6/1/19(4)	90,000	112,735	Cenovus Energy, Inc., 4.50%,
Barrick Gold Corp., 6.95%,			9/15/14(4)(5)	40,000	42,785
4/1/19	50,000	60,106	ConocoPhillips, 5.75%,
Freeport-McMoRan Copper &			2/1/19(4)	60,000	68,795
Gold, Inc., 8.375%, 4/1/17(4)	50,000	55,072	ConocoPhillips, 6.50%,
Newmont Mining Corp., 6.25%,			2/1/39(4)	90,000	109,230
10/1/39(4)	60,000	65,801	El Paso Corp., 7.875%,
Rio Tinto Finance USA Ltd.,			6/15/12(4)	30,000	31,652
5.875%, 7/15/13(4)	70,000	76,773	Enbridge Energy Partners LP,
Teck Resources Ltd., 5.375%,			6.50%, 4/15/18(4)	30,000	33,657
10/1/15(4)	20,000	20,921	Enterprise Products Operating
Teck Resources Ltd., 10.75%,			LLC, 3.70%, 6/1/15(4)	20,000	20,263
5/15/19(4)	30,000	36,814	Enterprise Products Operating
Vale Overseas Ltd., 5.625%,			LLC, 6.30%, 9/15/17(4)	110,000	123,301
9/15/19(4)	25,000	26,527	Enterprise Products Operating
Xstrata Finance Canada Ltd.,			LLC, 6.45%, 9/1/40(4)	20,000	21,118
5.80%, 11/15/16(4)(5)	58,000	62,291	EOG Resources, Inc., 5.625%,
		537,404	6/1/19(4)	40,000	45,098
MULTILINE RETAIL(2)			Hess Corp., 6.00%, 1/15/40(4)	30,000	31,168
Macy’s Retail Holdings, Inc.,			Kinder Morgan Energy
5.35%, 3/15/12(4)	52,000	53,430	Partners LP, 6.85%, 2/15/20(4)	60,000	68,457
MULTI-UTILITIES — 0.6%			Kinder Morgan Energy
			Partners LP, 6.50%, 9/1/39(4)	40,000	41,412
CenterPoint Energy Resources
Corp., 6.125%, 11/1/17(4)	70,000	77,643	Magellan Midstream Partners
			LP, 6.55%, 7/15/19(4)	40,000	45,031
CenterPoint Energy Resources
Corp., 6.25%, 2/1/37(4)	100,000	106,436	Motiva Enterprises LLC,
			5.75%, 1/15/20(4)(5)	60,000	66,191
CMS Energy Corp., 8.75%,
6/15/19(4)	40,000	44,400	Nexen, Inc., 5.65%, 5/15/17(4)	40,000	43,510
Pacific Gas & Electric Co.,			Petrobras International
4.20%, 3/1/11(4)	120,000	122,481	Finance Co., 5.75%, 1/20/20(4)	30,000	30,390
Pacific Gas & Electric Co.,			Petroleos Mexicanos, 6.00%,
5.80%, 3/1/37(4)	68,000	74,332	3/5/20(4)(5)	40,000	42,200
Pacific Gas & Electric Co.,			Plains All American Pipeline
6.35%, 2/15/38(4)	60,000	70,315	LP/PAA Finance Corp., 8.75%,
			5/1/19(4)	60,000	71,779
PG&E Corp., 5.75%, 4/1/14(4)	30,000	33,275
			Shell International Finance BV,
Sempra Energy, 8.90%,			3.10%, 6/28/15(4)	30,000	30,513
11/15/13(4)	50,000	59,794
			Shell International Finance BV,
Sempra Energy, 6.50%,			6.375%, 12/15/38(4)	60,000	72,105
6/1/16(4)	30,000	34,485
			Talisman Energy, Inc., 7.75%,
Sempra Energy, 6.00%,			6/1/19(4)	60,000	73,849
10/15/39(4)	20,000	21,344
			Williams Partners LP, 5.25%,
		644,505	3/15/20(4)(5)	30,000	30,765
OFFICE ELECTRONICS — 0.1%			XTO Energy, Inc., 6.50%,
Xerox Corp., 5.65%, 5/15/13(4)	20,000	21,668	12/15/18(4)	40,000	48,655
Xerox Corp., 4.25%, 2/15/15(4)	70,000	72,577	XTO Energy, Inc., 6.10%,
		94,245	4/1/36(4)	80,000	95,201
					1,343,024

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
PAPER & FOREST PRODUCTS — 0.1%			TOBACCO(2)
International Paper Co.,			Altria Group, Inc., 9.25%,
9.375%, 5/15/19(4)	$ 70,000	$ 90,614	8/6/19(4)	$ 50,000	$ 62,547
International Paper Co.,			WIRELESS TELECOMMUNICATION SERVICES — 0.2%
7.30%, 11/15/39(4)	40,000	44,307	America Movil SAB de CV,
		134,921	5.00%, 10/16/19(4)(5)	100,000	103,945
PHARMACEUTICALS — 0.5%			Rogers Cable, Inc., 6.25%,
Abbott Laboratories, 2.70%,			6/15/13(4)	55,000	61,307
5/27/15(4)	20,000	20,485	Rogers Communications, Inc.,
Abbott Laboratories, 5.875%,			6.80%, 8/15/18(4)	40,000	47,399
5/15/16(4)	35,000	41,019	SBA Telecommunications, Inc.,
Abbott Laboratories, 5.30%,			8.25%, 8/15/19(4)(5)	30,000	31,725
5/27/40(4)	20,000	21,101	Vodafone Group plc, 5.45%,
AstraZeneca plc, 5.40%,			6/10/19(4)	30,000	32,201
9/15/12(4)	55,000	60,096			276,577
AstraZeneca plc, 5.90%,			TOTAL CORPORATE BONDS
9/15/17(4)	50,000	58,626	(Cost $11,641,567)		12,508,458
GlaxoSmithKline Capital, Inc.,			U.S. Treasury Securities — 9.5%
4.85%, 5/15/13(4)	50,000	54,716
Pfizer, Inc., 7.20%, 3/15/39(4)	50,000	66,053	U.S. Treasury Bonds, 5.25%,
			2/15/29(4)	320,000	385,700
Watson Pharmaceuticals, Inc.,			U.S. Treasury Bonds, 6.25%,
5.00%, 8/15/14(4)	120,000	128,704
			5/15/30(4)	190,000	257,420
Wyeth, 5.95%, 4/1/37(4)	77,000	87,654
			U.S. Treasury Bonds, 4.75%,
		538,454	2/15/37(4)	297,000	341,782
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%			U.S. Treasury Bonds, 4.375%,
Digital Realty Trust LP,			11/15/39(4)	400,000	433,000
5.875%, 2/1/20(4)(5)	40,000	40,914	U.S. Treasury Inflation Indexed
ProLogis, 5.625%, 11/15/16(4)	80,000	75,347	Notes, 1.625%, 1/15/15	1,141,740	1,206,766
ProLogis, 7.375%, 10/30/19(4)	30,000	29,449	U.S. Treasury Notes, 0.75%,
			11/30/11(4)	300,000	301,207
ProLogis, 6.875%, 3/15/20(4)	40,000	37,898
			U.S. Treasury Notes, 1.875%,
		183,608	6/15/12(4)	1,000,000	1,025,000
REAL ESTATE MANAGEMENT & DEVELOPMENT(2)			U.S. Treasury Notes, 1.375%,
AMB Property LP, 6.625%,			11/15/12	4,500,000	4,566,096
12/1/19(4)	40,000	43,210	U.S. Treasury Notes, 1.375%,
ROAD & RAIL — 0.1%			5/15/13(4)	300,000	303,773
CSX Corp., 7.375%, 2/1/19(4)	40,000	49,108	U.S. Treasury Notes, 2.375%,
Union Pacific Corp., 5.75%,			8/31/14(4)	1,500,000	1,551,446
11/15/17(4)	100,000	113,144	TOTAL U.S. TREASURY SECURITIES
		162,252	(Cost $10,073,345)		10,372,190
SOFTWARE — 0.1%			U.S. Government Agency Securities
Intuit, Inc., 5.75%, 3/15/17(4)	75,000	82,554	and Equivalents — 5.1%
SPECIALTY RETAIL — 0.1%			FIXED-RATE U.S. GOVERNMENT
Home Depot, Inc. (The),			AGENCY SECURITIES — 4.1%
5.875%, 12/16/36(4)	20,000	20,599	FHLB, 1.875%, 6/21/13	700,000	714,517
Lowe’s Cos., Inc., 4.625%,			FHLMC, 1.625%, 4/15/13(4)	2,000,000	2,032,174
4/15/20(4)	10,000	10,759
			FHLMC, 2.875%, 2/9/15(4)	900,000	938,964
Staples, Inc., 9.75%, 1/15/14(4)	40,000	49,106
		80,464

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
FNMA, 5.00%, 2/13/17(4)	$ 600,000	$ 683,327	Merrill Lynch Floating Trust,
FNMA, 6.625%, 11/15/30	180,000	235,095	Series 2006-1, Class A1, VRN,
			0.42%, 7/15/10, resets
		4,604,077	monthly off the 1-month
GOVERNMENT-BACKED CORPORATE BONDS(7) — 1.0%			LIBOR plus 0.07% with
Ally Financial, Inc., 1.75%,			no caps(4)(5)	$ 176,137	$ 166,850
10/30/12(4)	500,000	509,079	Morgan Stanley Capital I,
Citigroup Funding, Inc.,			Series 2003 T11, Class A3
1.875%, 11/15/12(4)	500,000	510,956	SEQ, 4.85%, 6/13/41(4)	67,536	68,958
		1,020,035	Wachovia Bank Commercial
			Mortgage Trust, Series 2004
TOTAL U.S. GOVERNMENT AGENCY			C11, Class A3 SEQ, 4.72%,
SECURITIES AND EQUIVALENTS			1/15/41(4)	50,000	50,523
(Cost $5,442,814)		5,624,112
			Wachovia Bank Commercial
Commercial Mortgage-Backed			Mortgage Trust, Series 2005
Securities(3) — 1.9%			C20, Class A5, VRN, 5.09%,
			7/1/10(4)	100,000	102,744
Banc of America Commercial
Mortgage, Inc., Series 2004-6,			Wachovia Bank Commercial
Class A3 SEQ, 4.51%,			Mortgage Trust, Series 2005
12/10/42(4)	200,000	204,618	C20, Class A6A, VRN, 5.11%,
			7/1/10(4)	200,000	207,830
Commercial Mortgage
Pass-Through Certificates,			Wachovia Bank Commercial
Series 2004 LB3A, Class A4			Mortgage Trust, Series 2006
SEQ, VRN, 5.23%, 7/1/10	200,000	207,427	C23, Class A4, VRN, 5.42%,
			7/1/10(4)	222,000	231,883
Commercial Mortgage
Pass-Through Certificates,			TOTAL COMMERCIAL
Series 2005 F10A, Class A1,			MORTGAGE-BACKED SECURITIES
VRN, 0.45%, 7/15/10, resets			(Cost $2,080,199)		2,077,969
monthly off the 1-month			Collateralized Mortgage
LIBOR plus 0.10% with
no caps(4)(5)	6,817	6,809	Obligations(3) — 1.1%
Credit Suisse Mortgage Capital			PRIVATE SPONSOR COLLATERALIZED
Certificates, Series 2007 TF2A,			MORTGAGE OBLIGATIONS — 0.7%
Class A1, VRN, 0.53%,			Banc of America Alternative
7/15/10, resets monthly off			Loan Trust, Series 2007-2,
the 1-month LIBOR plus			Class 2A4, 5.75%, 6/25/37(4)	185,210	135,968
0.18% with no caps(4)(5)	140,058	121,365	Chase Mortgage Finance
Greenwich Capital Commercial			Corp., Series 2006 S4,
Funding Corp., Series 2006			Class A3, 6.00%, 12/25/36(4)	79,003	77,647
FL4A, Class A1, VRN, 0.44%,			Countrywide Home Loan
7/6/10, resets monthly off the			Mortgage Pass-Through Trust,
1-month LIBOR plus 0.09%			Series 2003 J13, Class 1A1
with no caps(4)(5)	29,274	27,882	SEQ, 5.25%, 1/25/34(4)	82,437	84,232
GS Mortgage Securities Corp.			Countrywide Home Loan
II, Series 2005 GG4, Class A4			Mortgage Pass-Through Trust,
SEQ, 4.76%, 7/10/39(4)	100,000	101,730	Series 2005-17, Class 1A11,
GS Mortgage Securities Corp.			5.50%, 9/25/35(4)	115,721	112,545
II, Series 2005 GG4, Class A4A			Countrywide Home Loan
SEQ, 4.75%, 7/10/39(4)	200,000	207,208	Mortgage Pass-Through Trust,
LB-UBS Commercial Mortgage			Series 2007-16, Class A1,
Trust, Series 2004 C2, Class A4			6.50%, 10/25/37(4)	97,574	85,308
SEQ, 4.37%, 3/15/36(4)	100,000	101,429	Credit Suisse First Boston
LB-UBS Commercial Mortgage			Mortgage Securities Corp.,
Trust, Series 2005 C2, Class A2			Series 2003 AR28, Class 2A1,
SEQ, 4.82%, 4/15/30(4)	270,713	270,713	VRN, 2.90%, 7/1/10(4)	281,998	264,291

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
MASTR Alternative Loans			San Francisco City & County
Trust, Series 2003-8,			Public Utilities Commission
Class 4A1, 7.00%, 12/25/33(4)	$ 21,527	$ 21,988	Rev., (Building Bonds), 6.00%,
Wells Fargo Mortgage-Backed			11/1/40(4)	$ 50,000	$ 51,905
Securities Trust, Series			Texas GO, (Building Bonds),
2005-17, Class 1A1, 5.50%,			5.52%, 4/1/39(4)	90,000	97,920
1/25/36	35,118	34,090	University of California Rev.,
		816,069	(Building Bonds), 5.77%,
U.S. GOVERNMENT AGENCY COLLATERALIZED			5/15/43(4)	60,000	63,107
MORTGAGE OBLIGATIONS — 0.4%			Utah GO, Series 2009 D,
FHLMC, Series 2926,			(Building Bonds), 4.55%,
Class EW SEQ, 5.00%,			7/1/24(4)	100,000	108,583
1/15/25(4)	350,000	380,272	Washington GO, (Building
TOTAL COLLATERALIZED			Bonds), 5.14%, 8/1/40(4)	40,000	40,770
MORTGAGE OBLIGATIONS			TOTAL MUNICIPAL SECURITIES
(Cost $1,209,472)		1,196,341	(Cost $802,592)		828,420
Municipal Securities — 0.8%			Sovereign Governments &
California GO, (Building			Agencies — 0.3%
Bonds), 7.30%, 10/1/39(4)	110,000	116,159
			BRAZIL — 0.1%
Illinois GO, (Taxable Pension),			Brazilian Government
5.10%, 6/1/33(4)	80,000	63,573
			International Bond, 5.875%,
Illinois GO, Series 2010-3,			1/15/19(4)	100,000	110,250
(Building Bonds), 6.73%,			CANADA — 0.0%
4/1/35	30,000	29,771
			Hydro Quebec, 8.40%,
Los Angeles Department of			1/15/22(4)	44,000	61,512
Water & Power Rev., (Building
Bonds), 5.72%, 7/1/39(4)	25,000	25,298	GERMANY — 0.1%
Missouri Highways &			KfW, 4.125%, 10/15/14(4)	60,000	64,946
Transportation Commission			MEXICO — 0.1%
Rev., (Building Bonds), 5.45%,			United Mexican States, 5.95%,
5/1/33(4)	40,000	42,404	3/19/19(4)	120,000	133,800
Municipal Electric Auth. Rev.,			TOTAL SOVEREIGN
Series 2010 J, (Building			GOVERNMENTS & AGENCIES
Bonds), 6.64%, 4/1/57(4)	40,000	39,619	(Cost $339,161)		370,508
New Jersey State Turnpike
Auth. Rev., Series 2009 F,			Temporary Cash Investments — 0.8%
(Building Bonds), 7.41%,			JPMorgan U.S. Treasury
1/1/40(4)	30,000	37,968	Plus Money Market Fund
New York GO, (Building			Agency Shares(4)
Bonds), 5.97%, 3/1/36(4)	60,000	63,363	(Cost $836,404)	836,404	836,404
New York State Dormitory			TOTAL INVESTMENT
Auth. Rev., (Building Bonds),			SECURITIES — 99.7%
5.63%, 3/15/39(4)	25,000	25,869	(Cost $103,580,769)		108,836,819
Oregon State Department of			OTHER ASSETS AND
Transportation Highway			LIABILITIES — 0.3%		348,566
Usertax Rev., Series 2010 A,			TOTAL NET ASSETS — 100.0%		$109,185,385
(Building Bonds), 5.83%,
11/15/34(4)	20,000	22,111

VP Balanced

Futures Contracts
			Underlying Face
	Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
10	U.S. Long Bond	September 2010	$1,275,000	$37,476
8	U.S. Treasury 10-Year Notes	September 2010	980,375	14,075
			$2,255,375	$51,551

			Underlying Face
	Contracts Sold	Expiration Date	Amount at Value	Unrealized Gain (Loss)
31	U.S. Treasury 2-Year Notes	September 2010	$6,783,672	$(29,616)

Swap Agreements
Notional Amount Description of Agreement			Premiums Paid (Received)	Value
CREDIT DEFAULT – BUY PROTECTION
	$750,000 Pay quarterly a fixed rate equal to 0.12% per		—	$22,124
	annum multiplied by the notional amount and
	receive from Barclays Bank plc upon each
	default event of Pfizer, Inc., par value of the
	proportional notional amount of Pfizer, Inc.,
	4.65%, 3/1/18. Expires March 2017.

Notes to Schedule of Investments
Equivalent = Security whose principal payments are backed by the full faith and credit of the United States
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
GO = General Obligation
LB-UBS = Lehman Brothers, Inc. — UBS AG
LIBOR = London Interbank Offered Rate
MASTR = Mortgage Asset Securitization Transactions, Inc.
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SEQ = Sequential Payer
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1) Non-income producing.
(2) Industry is less than 0.05% of total net assets.
(3) Final maturity indicated, unless otherwise noted.
(4) Security, or a portion thereof, has been segregated for when-issued securities, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $9,082,000.
(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was
$1,353,973, which represented 1.2% of total net assets.
(6) When-issued security.
(7) The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or
December 31, 2012.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $103,580,769)	$108,836,819
Receivable for investments sold	4,727,774
Receivable for capital shares sold	8,229
Receivable for variation margin on futures contracts	5,328
Swap agreements, at value	22,124
Dividends and interest receivable	403,573
114,003,847

Liabilities
Payable for investments purchased	4,593,237
Payable for capital shares redeemed	141,816
Accrued management fees	83,409
4,818,462

Net Assets	$109,185,385

Class I Capital Shares, $0.01 Par Value
Authorized	150,000,000
Outstanding	19,509,432

Net Asset Value Per Share	$5.60

Net Assets Consist of:
Capital (par value and paid-in surplus)	$120,199,698
Undistributed net investment income	20,153
Accumulated net realized loss on investment transactions	(16,334,575)
Net unrealized appreciation on investments	5,300,109
$109,185,385

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $631)	$ 597,998
Interest	956,329
1,554,327

Expenses:
Management fees	531,449
Directors’ fees and expenses	1,611
Other expenses	9,891
542,951

Net investment income (loss)	1,011,376

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	6,161,516
Futures contract transactions	(67,431)
Swap agreement transactions	(457)
6,093,628

Change in net unrealized appreciation (depreciation) on:
Investments	(8,964,361)
Futures contracts	29,028
Swap agreements	6,600
(8,928,733)

Net realized and unrealized gain (loss)	(2,835,105)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,823,729)

See Notes to Financial Statements.

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 1,011,376	$ 2,437,097
Net realized gain (loss)	6,093,628	(11,302,586)
Change in net unrealized appreciation (depreciation)	(8,928,733)	24,943,535
Net increase (decrease) in net assets resulting from operations	(1,823,729)	16,078,046

Distributions to Shareholders
From net investment income	(1,057,882)	(6,127,918)

Capital Share Transactions
Proceeds from shares sold	4,350,107	13,220,809
Proceeds from reinvestment of distributions	1,057,882	6,127,918
Payments for shares redeemed	(16,510,302)	(26,862,000)
Net increase (decrease) in net assets from capital share transactions	(11,102,313)	(7,513,273)

Net increase (decrease) in net assets	(13,983,924)	2,436,855

Net Assets
Beginning of period	123,169,309	120,732,454
End of period	$109,185,385	$123,169,309

Undistributed net investment income	$20,153	$66,659

Transactions in Shares of the Fund
Sold	744,916	2,464,789
Issued in reinvestment of distributions	179,823	1,292,719
Redeemed	(2,835,257)	(5,190,040)
Net increase (decrease) in shares of the fund	(1,910,518)	(1,432,532)

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth and current income. The fund pursues its investment objective by investing approximately 60% of the fund’s assets in equity securities and the remaining assets in bonds and other fixed-income securities. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales; as such these transactions may increase portfolio turnover.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, interest on swap agreements, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2009, the fund had accumulated capital losses of $(19,398,764), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(2,914,155) and $(16,484,609) expire in 2016 and 2017, respectively.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 0.90%. The effective annual management fee for the six months ended June 30, 2010 was 0.90%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the six months ended June 30, 2010, totaled $48,146,308, of which $12,883,074 represented U.S. Treasury and Agency obligations.

Sales of investment securities, excluding short-term investments, for the six months ended June 30, 2010, totaled $59,695,767, of which $18,687,052 represented U.S. Treasury and Agency obligations.

As of June 30, 2010, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$105,434,646
Gross tax appreciation of investments	$ 7,500,134
Gross tax depreciation of investments	(4,097,961)
Net tax appreciation (depreciation) of investments	$ 3,402,173

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of June 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$61,971,591	—	—
U.S. Government Agency Mortgage-Backed Securities	—	$13,050,826	—
Corporate Bonds	—	12,508,458	—
U.S. Treasury Securities	—	10,372,190	—
U.S. Government Agency Securities and Equivalents	—	5,624,112	—
Commercial Mortgage-Backed Securities	—	2,077,969	—
Collateralized Mortgage Obligations	—	1,196,341	—
Municipal Securities	—	828,420	—
Sovereign Governments & Agencies	—	370,508	—
Temporary Cash Investments	836,404	—	—
Total Value of Investment Securities	$62,807,995	$46,028,824	—

Other Financial Instruments
Futures Contracts	$21,935	—	—
Swap Agreements	—	$22,124	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$21,935	$22,124	—

5. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/ seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of June 30, 2010

	Asset Derivatives		Liability Derivatives
	Location on Statement		Location on Statement
Type of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value
Credit Risk	Swap agreements	$22,124	Swap agreements	—
Interest Rate Risk	Receivable for variation margin	5,328	Payable for variation margin	—
	on futures contracts		on futures contracts
		$27,452		—

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2010

Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on		Location on
Type of Derivative	Statement of Operations	Value	Statement of Operations	Value
Credit Risk	Net realized gain (loss) on	$ (457)	Change in net unrealized	$ 6,600
	swap agreement transactions		appreciation (depreciation)
on swap agreements
Equity Price Risk	Net realized gain (loss) on	(96,772)	Change in net unrealized	—
	futures contract transactions		appreciation (depreciation)
on futures contracts
Interest Rate Risk	Net realized gain (loss) on	29,341	Change in net unrealized	29,028
	futures contract transactions		appreciation (depreciation)
on futures contracts
		$(67,888)		$35,628

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended June 30, 2010, the fund did not utilize the program.

7. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund will be managed until a new agreement is approved by fund shareholders. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

Financial Highlights

VP Balanced

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.75	$5.28	$7.33	$7.53	$7.50	$7.28
Income From
Investment Operations
Net Investment
Income (Loss)	0.05(2)	0.11(2)	0.15(2)	0.15(2)	0.16	0.14
Net Realized and
Unrealized Gain (Loss)	(0.15)	0.64	(1.54)	0.19	0.51	0.21
Total From
Investment Operations	(0.10)	0.75	(1.39)	0.34	0.67	0.35
Distributions
From Net
Investment Income	(0.05)	(0.28)	(0.17)	(0.16)	(0.15)	(0.13)
From Net
Realized Gains	—	—	(0.49)	(0.38)	(0.49)	—(3)
Total Distributions	(0.05)	(0.28)	(0.66)	(0.54)	(0.64)	(0.13)
Net Asset Value,
End of Period	$5.60	$5.75	$5.28	$7.33	$7.53	$7.50

Total Return(4)	(1.73)%	15.48%	(20.33)%	4.94%	9.62%	4.93%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.91%(5)	0.90%	0.90%	0.90%	0.90%	0.89%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.71%(5)	2.11%	2.47%	2.08%	2.05%	1.86%
Portfolio Turnover Rate	42%	108%	157%	161%	191%	191%
Net Assets, End of Period
(in thousands)	$109,185	$123,169	$120,732	$182,589	$197,802	$205,032
(1)	Six months ended June 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(5) Annualized.

See Notes to Financial Statements.

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Variable Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.):

John R. Whitten	For:	2,509,343,092
	Withhold:	137,098,251
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Class I	For:	108,118,498
	Against:	4,159,656
	Abstain:	8,887,137
	Broker Non-Vote:	0

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Agreement at a meeting held on June 16, 2010.

The Interim Agreement and the Current Agreement are substantially identical to the Prior Agreement except for their effective dates and the termination provisions of the Interim Agreement. Under the Current Agreement, the Advisor will provide the same services as provided by the Advisor, be subject to the same duties, and receive the same compensation rate as under the Prior Agreement.

Basis for Board Approval of Interim Agreement

In considering the approval of the Interim Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisorand certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Current Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital U.S. Agencies Index is the agencies component of the U.S. Aggregate: Government-Related Index, a subset of the broader Barclays Capital U.S. Aggregate Index.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate Investment-Grade Index is the U.S. corporate component of the U.S. Government/Credit Index, a subset of the Barclays Capital U.S. Aggregate Index, and includes publicly issued U.S. corporate and specified foreign debentures and secured notes.

The Barclays Capital U.S. Mortgage-Backed Securities Index is a component of the U.S. Aggregate Index and covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).

The Barclays Capital U.S. Treasury Index is composed of those securities included in the Barclays Capital U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

The blended index is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund’s assets invested in stocks. The old blended index’s remaining 40% was represented by Citigroup US Broad Investment-Grade Bond Index, which reflects the roughly 40% of the fund’s assets invested in fixed-income securities. However, the new blended index’s remaining 40% is represented by the Barclays Capital U.S. Aggregate Index. This reflects a change in the portfolio management analytics software used by American Century Investments’ fixed-income teams. The investment process is unchanged.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

Notes

Notes

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©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1008
CL-SAN-68987

Semiannual Report
June 30, 2010

American Century Investments®

VP Large Company Value Fund

Market Perspective	2
U.S. Stock Index Returns	2

VP Large Company Value

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	21

Other Information

Proxy Voting Results	23
Board Approval of Management Agreements	24
Additional Information	30
Index Definitions	31

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

The U.S. stock market posted negative returns for the six months ended June 30, 2010, with the bulk of the decline occurring over the last two months of the period as investor sentiment shifted dramatically.

Stocks began 2010 on a positive note, gaining ground in the first four months of the year and extending the broad market rally that began in March 2009. Investors cheered the improving U.S. economy, which appeared to remain on a gradual path to recovery following the severe recession in late 2008 and early 2009. Emerging evidence of recovery included increased manufacturing activity, a pickup in consumer spending, and signs of stabilization in the housing sector. In addition, corporate earnings continued to exceed expectations as many companies were able to boost profit margins thanks to aggressive cost-cutting measures.

However, market conditions changed abruptly toward the end of April as persistent worries about sovereign debt problems in Europe and questions about the sustainability of the domestic economic recovery (validated to some degree by weaker economic data late in the period) weighed on investor confidence. Consequently, the equity market peaked in late April and then reversed direction in May and June. In addition, market volatility increased dramatically—the S&P 500 Index moved up or down by more than 1% on nearly half of the trading days in the second quarter of 2010.

The decline over the last two months of the period erased the market’s gains from earlier in the year, resulting in negative returns overall for the six-month period. Although stocks fell across the board in the first half of 2010 (see the table below), small-cap stocks held up the best, while large-cap shares suffered the biggest losses. Meanwhile, value issues outperformed their growth-oriented counterparts across all market capitalizations. The financials sector, which is by far the heaviest sector weighting in most value indices, was among the better-performing sectors in the stock market during the six-month period. In contrast, most growth indices are dominated by the information technology sector, which was one of the weaker-performing sectors in the market.

U.S. Stock Index Returns
For the six months ended June 30, 2010*
Russell 1000 Index (Large-Cap)	–6.40%	Russell 2000 Index (Small-Cap)	–1.95%
Russell 1000 Value Index	–5.12%	Russell 2000 Value Index	–1.64%
Russell 1000 Growth Index	–7.65%	Russell 2000 Growth Index	–2.31%
Russell Midcap Index	–2.06%	*Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	–0.88%
Russell Midcap Growth Index	–3.31%

2

Performance

VP Large Company Value

Total Returns as of June 30, 2010
				Average Annual Returns
	Ticker				Since	Inception
	Symbol	6 months(1)	1 year	5 years	Inception	Date
Class II	AVVTX	-8.48%	10.77%	-2.97%(2)	-1.27%(2)	10/29/04
Russell 1000 Value Index	—	-5.12%	16.92%	-1.64%	0.30%	—
S&P 500 Index	—	-6.65%	14.43%	-0.79%	0.44%	—
Class I	AVVIX	-8.39%	11.08%	-3.00%(2)	-2.34%(2)	12/1/04
(1)	Total returns for periods less than one year are not annualized.
(2)	Returns would have been lower if management fees had not been voluntarily reimbursed and/or waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

VP Large Company Value

* From 10/29/04, Class II’s inception date. Not annualized.
**Ending value would have been lower if management fees had not been voluntarily reimbursed and/or waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.91%	1.06%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

VP Large Company Value

Portfolio Managers: Chuck Ritter and Brendan Healy

Performance Summary

VP Large Company Value declined -8.39%* for the six months ended June 30, 2010. By comparison, its benchmark, the Russell 1000 Value Index, fell -5.12%, while the broader market, as measured by the S&P 500 Index, was down -6.65%. The portfolio’s returns reflect operating expenses, while the indices’ returns do not. The average return for Morningstar’s Large Cap Value category (its performance, like VP Large Company Value’s, reflects operating expenses) was -6.85%.**

The stock market extended its winning streak at the beginning of the semi-annual period (as described in the Market Perspective on page 2). Economic conditions appeared to improve despite persistently high unemployment, and corporate earnings came in stronger than expected. However, in a reversal of the low-quality rally that began in March 2009, stocks dropped sharply during the second calendar quarter as investors, unsettled by the debt crisis in Europe and softer-than-expected U.S. economic news, fled into defensive investments such as U.S. Treasuries and utilities. In this environment, value stocks beat their growth counterparts across the capitalization spectrum. VP Large Company Value underperformed, largely because of its positions in financials, consumer staples, and health care stocks. It benefited from security selection across a number of sectors, including materials.

Financials Detracted

The portfolio was hampered by its exposure to the financials sector, especially its underweight in commercial banks and real estate investment trusts (REITs). In commercial banking, VP Large Company Value did not own several strongly performing regional banks. Meanwhile, it held just a single real estate investment trust. The management team believes that many of these stocks are overvalued and that conditions are challenging for commercial real estate fundamentals. However, REITs held up well during the market downturn and our stance dampened relative performance.

On the positive side, the insurance industry was the source of a key contributor. Life and health care insurer Torchmark Corp. outperformed during the six-month period.

Consumer Staples Hampered Progress

Within consumer staples, VP Large Company Value’s mix of food and staples retailers was a drag on relative performance. Investments among food and beverage makers also hindered results. A notable detractor was drugstore chain Walgreen Co. Investors seemed disappointed by the speed at which Walgreen Co. is executing on its plan to slow new store

* All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.
**The average returns for the periods ended June 30, 2010, for Morningstar’s Large Cap Value category were 13.64% and -1.58% for the one-
and five-year periods, respectively, and 0.16% since the fund’s inception. ©2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

5

VP Large Company Value

construction, cut costs, and enhance productivity. The company’s shares sank further on news of weak earnings and a dispute with a large pharmacy benefit manager, which has now been resolved.

The sector also provided key contributor Altria Group. Shares of the tobacco company rose after it reported a substantial increase in first-quarter earnings on the back of market share gains, cost cutting, and higher sales in its smokeless tobacco business.

Health Care Slowed Performance

Within health care, the portfolio’s overweight in the pharmaceuticals segment hampered relative results. A key detractor was Pfizer. Its shares declined on news of disappointing earnings guidance, largely because of higher expenses.

Materials Enhanced Results

In the materials sector, relative performance benefited from our security selection in the chemicals industry. A significant contributor was E.I. du Pont de Nemours. The chemical company reported that first-quarter profits had doubled as a result of increased sales, higher selling prices, and reduced raw material costs.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. VP Large Company Value is broadly diversified, with ongoing overweight positions in the consumer staples, energy, and information technology sectors. Our valuation work contributed to our smaller relative weightings in financials and utilities stocks. We are still finding greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

6

VP Large Company Value

Top Ten Holdings
% of net assets
as of 6/30/10
JPMorgan Chase & Co.	3.7%
AT&T, Inc.	3.7%
Pfizer, Inc.	3.4%
Bank of America Corp.	3.3%
Johnson & Johnson	3.2%
General Electric Co.	3.0%
Chevron Corp.	2.8%
Merck & Co., Inc.	2.6%
Wells Fargo & Co.	2.3%
Verizon Communications, Inc.	2.3%

Top Five Industries
% of net assets
as of 6/30/10
Pharmaceuticals	10.7%
Oil, Gas & Consumable Fuels	9.8%
Diversified Financial Services	7.9%
Insurance	7.0%
Diversified Telecommunication Services	6.3%

Types of Investments in Portfolio
% of net assets
as of 6/30/10
Common Stocks and Futures	99.4%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	0.3%

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/10	6/30/10	1/1/10 – 6/30/10	Expense Ratio*
Actual
Class I	$1,000	$916.10	$4.42	0.93%
Class II	$1,000	$915.20	$5.13	1.08%
Hypothetical
Class I	$1,000	$1,020.18	$4.66	0.93%
Class II	$1,000	$1,019.44	$5.41	1.08%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

VP Large Company Value

JUNE 30, 2010 (UNAUDITED)
Shares		Value		Shares	Value
Common Stocks — 96.8%			DIVERSIFIED FINANCIAL SERVICES — 7.9%
AEROSPACE & DEFENSE — 2.1%			Bank of America Corp.	13,280	$ 190,834
			Citigroup, Inc.(1)	14,080	52,941
Honeywell International, Inc.	660	$ 25,760
Lockheed Martin Corp.	450	33,525	JPMorgan Chase & Co.	5,920	216,731
Northrop Grumman Corp.	1,120	60,973			460,506
		120,258	DIVERSIFIED TELECOMMUNICATION
			SERVICES — 6.3%
BEVERAGES — 1.7%			AT&T, Inc.	8,800	212,872
Coca-Cola Co. (The)	2,010	100,741	CenturyLink, Inc.	710	23,650
BIOTECHNOLOGY — 1.9%			Verizon
Amgen, Inc.(1)	1,630	85,738	Communications, Inc.	4,700	131,694
Gilead Sciences, Inc.(1)	760	26,053			368,216
		111,791	ELECTRIC UTILITIES — 2.7%
CAPITAL MARKETS — 3.4%			American Electric
Ameriprise Financial, Inc.	1,020	36,853	Power Co., Inc.	900	29,070
Bank of New York			Exelon Corp.	1,860	70,624
Mellon Corp. (The)	2,000	49,380	PPL Corp.	2,270	56,637
Goldman Sachs					156,331
Group, Inc. (The)	530	69,573	ENERGY EQUIPMENT & SERVICES — 1.9%
Morgan Stanley	1,850	42,938	Baker Hughes, Inc.	1,010	41,986
		198,744	National Oilwell Varco, Inc.	1,230	40,676
CHEMICALS — 0.9%			Transocean Ltd.(1)	570	26,408
E.I. du Pont					109,070
de Nemours & Co.	880	30,439
PPG Industries, Inc.	400	24,164	FOOD & STAPLES RETAILING — 3.7%
		54,603	Kroger Co. (The)	2,030	39,971
COMMERCIAL BANKS — 4.4%			SYSCO Corp.	1,300	37,141
PNC Financial			Walgreen Co.	1,620	43,254
Services Group, Inc.	880	49,720	Wal-Mart Stores, Inc.	2,020	97,101
U.S. Bancorp.	3,400	75,990			217,467
Wells Fargo & Co.	5,170	132,352	FOOD PRODUCTS — 2.3%
		258,062	Archer-Daniels-Midland Co.	600	15,492
COMMERCIAL SERVICES & SUPPLIES — 1.1%			Kraft Foods, Inc., Class A	2,070	57,960
Avery Dennison Corp.	690	22,170	Unilever NV
Pitney Bowes, Inc.	1,020	22,399	New York Shares	2,140	58,465
R.R. Donnelley & Sons Co.	1,320	21,608			131,917
		66,177	HEALTH CARE EQUIPMENT & SUPPLIES — 0.4%
COMMUNICATIONS EQUIPMENT — 0.7%			Medtronic, Inc.	610	22,125
Cisco Systems, Inc.(1)	1,850	39,424	HEALTH CARE PROVIDERS & SERVICES — 1.3%
COMPUTERS & PERIPHERALS — 1.1%			Aetna, Inc.	1,020	26,908
Hewlett-Packard Co.	1,430	61,890	Quest Diagnostics, Inc.	330	16,424
			WellPoint, Inc.(1)	700	34,251
CONSTRUCTION & ENGINEERING — 0.3%
Shaw Group, Inc. (The)(1)	520	17,794			77,583
			HOTELS, RESTAURANTS & LEISURE — 0.5%
			Darden Restaurants, Inc.	380	14,763
			Starbucks Corp.	660	16,038
					30,801

9

VP Large Company Value

	Shares	Value		Shares	Value
HOUSEHOLD PRODUCTS — 2.8%			MULTILINE RETAIL — 1.2%
Clorox Co.	770	$ 47,863	Kohl’s Corp.(1)	650	$ 30,875
Energizer Holdings, Inc.(1)	520	26,146	Macy’s, Inc.	2,030	36,337
Procter & Gamble Co. (The)	1,490	89,370			67,212
		163,379	MULTI-UTILITIES — 0.8%
INDEPENDENT POWER PRODUCERS			PG&E Corp.	1,140	46,854
& ENERGY TRADERS — 0.3%			OIL, GAS & CONSUMABLE FUELS — 9.8%
NRG Energy, Inc.(1)	750	15,908	Apache Corp.	760	63,984
INDUSTRIAL CONGLOMERATES — 3.6%			Chevron Corp.	2,370	160,828
General Electric Co.	11,970	172,607	ConocoPhillips	2,080	102,107
Tyco International Ltd.	980	34,526	Devon Energy Corp.	800	48,736
		207,133	Exxon Mobil Corp.	2,010	114,711
INSURANCE — 7.0%			Occidental Petroleum Corp.	570	43,976
Allstate Corp. (The)	2,180	62,631	Valero Energy Corp.	1,790	32,184
Berkshire Hathaway, Inc.,					566,526
Class B(1)	750	59,767
			PAPER & FOREST PRODUCTS — 0.4%
Chubb Corp. (The)	1,300	65,013	International Paper Co.	1,130	25,572
Loews Corp.	1,800	59,958	PHARMACEUTICALS — 10.7%
Principal Financial			Abbott Laboratories	1,120	52,394
Group, Inc.	1,040	24,378
Torchmark Corp.	750	37,133	Eli Lilly & Co.	1,110	37,185
Travelers Cos., Inc. (The)	1,560	76,830	Johnson & Johnson	3,100	183,086
XL Capital Ltd., Class A	1,120	17,931	Merck & Co., Inc.	4,280	149,671
		403,641	Pfizer, Inc.	13,850	197,501
IT SERVICES — 1.7%					619,837
Fiserv, Inc.(1)	540	24,656	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.5%
International Business			Simon Property Group, Inc.	390	31,492
Machines Corp.	600	74,088	SEMICONDUCTORS &
		98,744	SEMICONDUCTOR EQUIPMENT — 1.2%
MACHINERY — 1.5%			Applied Materials, Inc.	1,620	19,472
Dover Corp.	770	32,178	Intel Corp.	2,510	48,820
Ingersoll-Rand plc	1,510	52,080			68,292
		84,258	SOFTWARE — 3.1%
MEDIA — 4.5%			Activision Blizzard, Inc.	1,840	19,301
CBS Corp., Class B	3,000	38,790	Microsoft Corp.	4,970	114,360
Comcast Corp., Class A	3,910	67,917	Oracle Corp.	2,180	46,783
Time Warner Cable, Inc.	500	26,040			180,444
Time Warner, Inc.	2,590	74,877	SPECIALTY RETAIL — 0.4%
Viacom, Inc., Class B	1,780	55,838	Best Buy Co., Inc.	610	20,655
		263,462	TEXTILES, APPAREL & LUXURY GOODS — 0.5%
METALS & MINING — 0.7%			VF Corp.	430	30,607
Freeport-McMoRan			TOBACCO — 1.5%
Copper & Gold, Inc.	210	12,417	Altria Group, Inc.	3,720	74,549
Nucor Corp.	680	26,031	Lorillard, Inc.	210	15,116
		38,448			89,665
			TOTAL COMMON STOCKS
			(Cost $6,034,718)		5,625,629

10

VP Large Company Value

	Shares	Value		Shares	Value
Temporary Cash Investments —			Temporary Cash Investments — 0.3%
Segregated For Futures Contracts — 2.6%			JPMorgan U.S. Treasury
JPMorgan U.S. Treasury			Plus Money Market
Plus Money Market Fund			Fund Agency Shares
Agency Shares	54,000	$ 54,000	(Cost $17,264)	17,264	$ 17,264
Repurchase Agreement, Goldman Sachs			TOTAL INVESTMENT
Group, Inc., (collateralized by various U.S.			SECURITIES — 99.7%
Treasury obligations, 2.75%, 7/31/10,			(Cost $6,205,982)		5,796,893
valued at $101,986), in a joint trading			OTHER ASSETS
account at 0.01%, dated 6/30/10, due			AND LIABILITIES — 0.3%		15,157
7/1/10 (Delivery value $100,000)		100,000	TOTAL NET ASSETS — 100.0%		$5,812,050
TOTAL TEMPORARY CASH
INVESTMENTS — SEGREGATED
FOR FUTURES CONTRACTS
(Cost $154,000)		154,000

Futures Contracts
		Underlying Face
Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
3 S&P 500 E-Mini Futures	September 2010	$153,990	$(3,940)

Notes to Schedule of Investments
(1) Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JUNE 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $6,205,982)	$5,796,893
Deposit at broker for futures contracts	4,500
Receivable for investments sold	3,301
Receivable for capital shares sold	7,186
Dividends and interest receivable	9,069
5,820,949

Liabilities
Payable for capital shares redeemed	2,040
Payable for variation margin on futures contracts	2,053
Accrued management fees	4,339
Distribution fees payable	467
8,899

Net Assets	$5,812,050

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 9,021,085
Undistributed net investment income	716
Accumulated net realized loss on investment	(2,796,722)
Net unrealized depreciation on investments	(413,029)
$ 5,812,050

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$3,595,491	464,444	$7.74
Class II, $0.01 Par Value	$2,216,559	282,983	$7.83

See Notes to Financial Statements.

12

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends	$ 82,160
Interest	54
82,214
Expenses:
Management fees	27,517
Distribution fees — Class II	2,891
Directors’ fees and expenses	116
Other expenses	930
31,454

Net investment income (loss)	50,760

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(174,393)
Futures contract transactions	(611)
(175,004)

Change in net unrealized appreciation (depreciation) on:
Investments	(421,672)
Futures contracts	(5,169)
(426,841)

Net realized and unrealized gain (loss)	(601,845)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(551,085)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 50,760	$ 110,425
Net realized gain (loss)	(175,004)	(1,193,557)
Change in net unrealized appreciation (depreciation)	(426,841)	2,140,792
Net increase (decrease) in net assets resulting from operations	(551,085)	1,057,660

Distributions to Shareholders
From net investment income:
Class I	(33,707)	(194,840)
Class II	(17,678)	(88,799)
Decrease in net assets from distributions	(51,385)	(283,639)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	176,037	69,481

Net increase (decrease) in net assets	(426,433)	843,502

Net Assets
Beginning of period	6,238,483	5,394,981
End of period	$5,812,050	$ 6,238,483

Undistributed net investment income	$716	$1,341

See Notes to Financial Statements.

14

Notes to Financial Statements

JUNE 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Large Company Value (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The production of income is a secondary objective. The fund pursues its objective by investing in common stocks of larger companies that management believes to be undervalued at the time of purchase. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

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Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2009, the fund had accumulated capital losses of $(2,477,289), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(1,304,735) and $(1,172,554) expire in 2016 and 2017, respectively.

The fund has elected to treat $(30,158) of net capital losses incurred in the two-month period ended December 31, 2009, as having been incurred in the following fiscal year for federal income tax purposes.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees —The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of

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the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of the fund ranges from 0.70% to 0.90% for Class I and from 0.60% to 0.80% for Class II. The effective annual management fee for each class for the six months ended June 30, 2010 was 0.90% and 0.80% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2010, are detailed in the Statement of Operations.

Other Expenses — The fund’s total other expenses include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and other miscellaneous expenses. A portion of these expenses was due to nonrecurring expenses paid by the fund. The impact of total other expenses to the annualized ratio of operating expenses to average net assets was 0.03%.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2010, were $1,330,034 and $1,153,222, respectively.

As of June 30, 2010, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$6,327,383
Gross tax appreciation of investments	$ 281,612
Gross tax depreciation of investments	(812,102)
Net tax appreciation (depreciation) of investments	$(530,490)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	29,509	$ 256,420	56,548	$ 407,784
Issued in reinvestment of distributions	3,939	33,707	31,814	194,840
Redeemed	(51,163)	(432,592)	(103,265)	(740,904)
	(17,715)	(142,465)	(14,903)	(138,280)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	88,758	774,619	135,249	958,539
Issued in reinvestment of distributions	2,045	17,678	14,287	88,799
Redeemed	(55,050)	(473,795)	(115,222)	(839,577)
	35,753	318,502	34,314	207,761
Net increase (decrease)	18,038	$ 176,037	19,411	$ 69,481

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of June 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$5,625,629	—	—
Temporary Cash Investments	71,264	$100,000	—
Total Value of Investment Securities	$5,696,893	$100,000	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$(3,940)	—	—

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6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The equity price risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of equity price risk derivative instruments as of June 30, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $2,053 in payable for variation margin on futures contracts. For the six months ended June 30, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $(611) in net realized gain (loss) on futures contract transactions and $(5,169) in change in net unrealized appreciation (depreciation) on futures contracts.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended June 30, 2010, the fund did not utilize the program.

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8. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund will be managed until a new agreement is approved by fund shareholders. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

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Financial Highlights

VP Large Company Value

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$8.52	$7.58	$12.71	$12.98	$10.85	$10.79
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.07	0.16	0.23	0.23	0.23	0.27
Net Realized and
Unrealized Gain (Loss)	(0.78)	1.19	(4.80)	(0.39)	1.94	0.25
Total From
Investment Operations	(0.71)	1.35	(4.57)	(0.16)	2.17	0.52
Distributions
From Net
Investment Income	(0.07)	(0.41)	(0.24)	(0.09)	—(3)	(0.25)
From Net Realized Gains	—	—	(0.32)	(0.02)	(0.04)	(0.21)
Total Distributions	(0.07)	(0.41)	(0.56)	(0.11)	(0.04)	(0.46)
Net Asset Value,
End of Period	$7.74	$8.52	$7.58	$12.71	$12.98	$10.85

Total Return(4)	(8.39)%	20.04%	(37.28)%	(1.27)%	19.98%	4.83%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.93%(5)	0.91%	0.90%	0.90%	0.79%(6)	0.04%(6)
Ratio of Net Investment
Income (Loss)
to Average Net Assets	1.65%(5)	2.08%	2.30%	1.77%	1.98%(6)	2.45%(6)
Portfolio Turnover Rate	19%	32%	21%	22%	11%	37%
Net Assets, End of Period
(in thousands)	$3,595	$4,108	$3,766	$7,312	$7,630	$1,538
(1)	Six months ended June 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	During the year ended December 31, 2005 and a portion of the year ended December 31, 2006, the investment advisor voluntarily agreed to reimburse and/or waive its management fee. Had fees not been reimbursed and/or waived, the ratios of operating expenses to average net assets and ratios of net investment income (loss) to average net assets would have been 0.90% and 1.87% for the year ended December 31,
2006 and 0.94% and 1.55% for the year ended December 31, 2005, respectively.

See Notes to Financial Statements.

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VP Large Company Value

Class II
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$8.62	$7.65	$12.83	$13.09	$10.97	$10.79
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.06	0.14	0.22	0.22	0.22	0.24
Net Realized and
Unrealized Gain (Loss)	(0.78)	1.22	(4.85)	(0.39)	1.94	0.37
Total From
Investment Operations	(0.72)	1.36	(4.63)	(0.17)	2.16	0.61
Distributions
From Net
Investment Income	(0.07)	(0.39)	(0.23)	(0.07)	—(3)	(0.22)
From Net Realized Gains	—	—	(0.32)	(0.02)	(0.04)	(0.21)
Total Distributions	(0.07)	(0.39)	(0.55)	(0.09)	(0.04)	(0.43)
Net Asset Value,
End of Period	$7.83	$8.62	$7.65	$12.83	$13.09	$10.97

Total Return(4)	(8.48)%	19.91%	(37.42)%	(1.35)%	19.78%	5.59%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.08%(5)	1.06%	1.05%	1.05%	0.98%(6)	0.29%(6)
Ratio of Net Investment
Income (Loss)
to Average Net Assets	1.50%(5)	1.93%	2.15%	1.62%	1.79%(6)	2.20%(6)
Portfolio Turnover Rate	19%	32%	21%	22%	11%	37%
Net Assets, End of Period
(in thousands)	$2,217	$2,131	$1,629	$3,082	$2,324	$513
(1)	Six months ended June 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	During the year ended December 31, 2005 and a portion of the year ended December 31, 2006, the investment advisor voluntarily agreed to reimburse and/or waive its management fee. Had fees not been reimbursed and/or waived, the ratios of operating expenses to average net assets and ratios of net investment income (loss) to average net assets would have been 1.05% and 1.72% for the year ended December 31,
2006 and 1.09% and 1.40% for the year ended December 31, 2005, respectively.

See Notes to Financial Statements.

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Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Variable Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.):

John R. Whitten	For:	2,509,343,092
	Withhold:	137,098,251
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Class I	For:	3,595,379
	Against:	244,591
	Abstain:	183,227
	Broker Non-Vote:	0

Class II	For:	1,816,544
	Against:	48,908
	Abstain:	61,298
	Broker Non-Vote:	0

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Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Agreement at a meeting held on June 16, 2010.

The Interim Agreement and the Current Agreement are substantially identical to the Prior Agreement except for their effective dates and the termination provisions of the Interim Agreement. Under the Current Agreement, the Advisor will provide the same services as provided by the Advisor, be subject to the same duties, and receive the same compensation rate as under the Prior Agreement.

Basis for Board Approval of Interim Agreement

In considering the approval of the Interim Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

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In evaluating the Interim Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

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• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Current Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

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The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

27

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

28

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

29

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

30

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

31

Notes

32

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1008
CL-SAN-68995

ITEM 2. CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)		The registrant's principal executive officer and principal financial officer have concluded that
		the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
		Investment Company Act of 1940) are effective based on their evaluation of these controls and
		procedures as of a date within 90 days of the filing date of this report.

(b)		There were no changes in the registrant's internal control over financial reporting (as defined in
		Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's
		second fiscal quarter of the period covered by this report that have materially affected, or are
		reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	(1)	Not applicable for semiannual report filings.

(a)	(2)	Separate certifications by the registrant’s principal executive officer and principal financial
		officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the
		Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)	(3)	Not applicable.

(b)		A certification by the registrant’s chief executive officer and chief financial officer, pursuant to
		Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-
		99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	August 16, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	August 16, 2010

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	August 16, 2010